UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1

SCHEDULE 14C/a

(Rule 14c-101)

(Date of Original Filing: December 28, 2017)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Yangtze River Port and Logistics Limited

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

YANGTZE RIVER PORT AND LOGISTICS LIMITED
41 John Street, Suite 2A
New York, NY 10038

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholder:

This Notice and the accompanying information statement are being distributed to the stockholders of Yangtze River Port and Logistics Limited (the “ Company ”) to advise them of the receipt by the Company of a written consent in lieu of a meeting of stockholders of the Company (the “ Written Consent ”), dated December 27, 2017, from holders of approximately 81.86% of the voting power of the shares of common stock of the Company (the “Majority Stockholders”) outstanding and entitled to vote as of such date approving the acquisition of 100% equity interest of Wuhan Economic Development Port Limited (the “Acquiree”) and the sale of 100% equity interest in its BVI subsidiary, Energetic Mind Limited to the shareholders of the Acquiree (the “Acquiree Shareholders”) through an agreement (the “Purchase Agreement”) with the Acquiree Shareholders (the “ Acquisition Transaction ”) dated December 26, 2017, with a closing date anticipated to be on or around July 31, 2018.

The Board of Directors of the Company also approved the Acquisition Transaction acting by written consent in lieu of a meeting on December 27, 2017.

The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Securities Exchange Act of 1934, as amended (“Exchange Act”). This Information Statement constitutes notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”) covering the consummation of the Acquisition Transaction to which our Majority Stockholders consented on December 27, 2017. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with this document, including with respect to the approval of the Purchase Agreement. No meeting of our stockholders will be held or proxies requested for these matters since they have already been consented to by the Majority Stockholders, acting by written consent in lieu of a meeting, in their capacity as the holders of a majority of the issued and outstanding shares of the Company’s common stock.

The Acquisition Transaction described in the Information Statement and the action taken by the Majority Shareholders may be ratified no earlier than 20 calendar days after we have mailed the Information Statement to our stockholders. The record date established by the Company for purposes of determining the number of issued and outstanding shares of Common Stock, and thus voting power, was December 27, 2017. This notice and the accompanying Information Statement are being mailed to our shareholders on or about _____, 2018. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

Sincerely,

/s/ Xiangyao Liu
Xiangyao Liu
Chief Executive Officer and Chairman of the Board of Directors

YANGTZE RIVER PORT AND LOGISTICS LIMITED
41 John Street, Suite 2A
New York, NY 10038

INFORMATION STATEMENT PURSUANT TO SECTION 14C

OF THE EXCHANGE ACT

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN CONSENTED TO BY THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY’S VOTING STOCK.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

GENERAL

This Information Statement and Notice of Action Taken Without a Meeting of Stockholders is being furnished by us to our stockholders of record as of December 27, 2017 (the “Record Date”), to inform the stockholders of the Record Date approval by the stockholders holding a majority of the votes (“Majority Stockholders”) of approval of the acquisition of 100% equity interest of Wuhan Economic Development Port Limited (the “Acquiree”, “Wuhan Port”) and the sale of 100% equity interest in its BVI subsidiary Energetic Mind Limited to the shareholders of the Acquiree (the “Acquiree Shareholders”) through an agreement (the “Purchase Agreement”) with the Acquiree Shareholders (the “ Acquisition Transaction ”), that is described in more detail in this Information Statement.

This Information Statement is being sent in lieu of a special meeting of the stockholders of the Company. Pursuant to unanimous written consent in lieu of a meeting, the Board of Directors of the Company (the “Board”) approved the entering into and consummation of the Acquisition Transaction. The Majority Stockholders of the Company who beneficially own, in the aggregate, shares of common stock of the Company, representing approximately 81.86% of the voting power of the Company as of the date of this Information Statement, gave their written consent to the Acquisition Transaction described in this Information Statement on the Record Date.

The elimination of the need for a special or annual meeting of the stockholders to ratify or approve the transaction is authorized by Sections 78.320 and 78.565 of the NRS and the Company’s Articles of Incorporation and Bylaws which provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power. Such consent shall have the same force and effect as a majority vote of the stockholders and may be stated as such in any document. To eliminate the costs and management time involved in holding a special meeting and in order to effect the Acquisition Transaction as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors and the Majority Shareholders approved the Acquisition Transaction pursuant to written consents.

The Company is distributing this Information Statement to its stockholders to satisfy any notice requirements it may have under the NRS. No additional action will be undertaken by the Company with respect to the receipt of the written consents. No dissenters’ rights of appraisal under the NRS are afforded to the Company’s stockholders as a result of the approval of the Acquisition Transaction.

This Information Statement is dated as of and is first being sent to our stockholders of record on or about ________, 2018.

1

INFORMATION REQUIRED BY ITEM 14 OF SCHEDULE 14A

Special Note Regarding Forward-Looking Statements

Information included or incorporated by reference in this Information Statement on Schedule 14C contains forward-looking statements. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Company and/or Wuhan Port. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. Forward-looking statements may contain the words “believes,” “project,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and are subject to numerous known and unknown risks and uncertainties. Additionally, statements relating to implementation of business strategy, future financial performance, acquisition strategies, capital raising transactions, performance of contractual obligations, and similar statements may contain forward-looking statements. In evaluating such statements, shareholders should carefully review various risks and uncertainties identified in this Report. These risks and uncertainties could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. The Company disclaims any obligation to update or publicly announce revisions to any forward-looking statements to reflect future events or developments.

Although forward-looking statements in this Schedule 14C reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by the Company. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. The Company files reports with the Securities and Exchange Commission (“SEC”). You can read and copy any materials the Company filed with the SEC at the SEC’s Public Reference Room, 100 F. Street, NE, Washington, D.C. 20549. You can obtain additional information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site (www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including us.

We disclaim any obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Information Sheet on Schedule 14C, accept as required by law. Readers are urged to carefully review and consider the various disclosures made throughout the entirety of this Schedule 14C, as well as our other public filings, which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operations and prospects.

2

Unaudited Pro Forma Combined Financial Information

The accompanying unaudited pro forma combined financial information have been prepared to present the balance sheets and statements of operations of the Company to indicate how the consolidated financial statements of the Company might have looked like if the merger of Wuhan Economic Development Port Limited, the divestiture of Energetic Mind Limited and the transactions related to the merger and divestiture had occurred as of the beginning of the period presented.

The unaudited pro forma condensed combined balance sheet as of March 31, 2018 and statements of operations, for the three months ended March 31, 2018, for the year ended December 31, 2017 are presented as if the merger Wuhan Economic Development Port Limited and the divestiture of Energetic Mind Limited had occurred on January 1, 2017.

In the unaudited pro forma condensed financial statements, financial statements of Wuhan Economic Development Port Limited and the Company are presented separately. Due to exclusion of the Company from consolidated financial statement of Wuhan Economic Development Port Limited, financial statements presented in the pro forma do not agree to those in its corresponding 10-K or 10-Q.

These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial position and consolidated results of operations had the purchase been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

The pro forma adjustments contained in the pro forma combined financial statements relate to the assumptions of all prior and existing liabilities of the Company upon consummation of the acquisition.

3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The Unaudited Pro Forma Condensed Combined Financial Statements, which we refer to as the Pro Forma Financial Statements, presented below are derived from the historical consolidated financial statements of Yangtze River Port and Logistics Limited (“YRIV”) and Wuhan Economic Development Port Limited (“Wuhan EDP” or “WEDP”). The Pro Forma Financial Statements are prepared as a business combination reflecting YRIV’s acquisition of Wuhan EDP as if the acquisition had been completed on January 1, 2017 for statement of income purposes and as if YRIV’s acquisition of Wuhan EDP had been completed on March 31, 2018, for balance sheet purposes.

The Pro Forma Financial Statements are developed from (a) the unaudited consolidated financial statements of YRIV for the quarterly period ended March 31, 2018, (b) the unaudited consolidated financial statements of Wuhan EDP for the quarterly period ended March 31, 2018, (c) the audited consolidated financial statements of YRIV for the year ended December 31, 2017, and (d) the audited consolidated financial statements of Wuhan EDP for the year ended December 31, 2017.

The historical financial statements have been adjusted to give effect to pro forma events that are related and/or directly attributable to the business combination, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the Pro Forma Financial Statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the business combination.

The historical financial statements of YRIV and Wuhan EDP have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and presented in US Dollars. The Pro Forma Financial Statements included herein are prepared under US GAAP and presented in US Dollars. Following the consummation of the business combination, the combined entity intends to prepare its consolidated financial statements under US GAAP and present such consolidated financial statements in US Dollars.

The historical financial information of YRIV was derived from the unaudited financial statements of YRIV for the three months ended March 31, 2018 and 2017 in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 and the audited financial statements of YRIV for the year ended December 31, 2017 included elsewhere in this Form S-3. The historical financial information of Wuhan EDP was derived from the unaudited financial statements of Wuhan EDP for the three months ended March 31, 2018 and 2017 and the audited financial statements of Wuhan EDP for the year ended December 31, 2017 included elsewhere in this Form S-3. This information should be read together with YRIV and Wuhan EDP’s audited and unaudited financial statements and related notes, and “Wuhan Economic Development Port Limited - Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this Form S-3.

The Pro Forma Financial Statements are for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the Pro Forma Financial Statements as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. YRIV and Wuhan EDP have not had any historical relationship prior to the business combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

4

YANGTZE RIVER PORT AND LOGISTICS LIMITED

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS AT MARCH 31, 2018

(In USD) (Unaudited)

			Energetic Mind
	Historical		Disposition -	Pro forma
	YRIV - Note A	WEDP - Note B	Note C	Adjustments		Combined
ASSETS
Current assets
Cash and cash equivalents	$694,920	$75,114	$(41,128)	$-		$728,906
Accounts receivable	-	528,056	-	-		528,056
Advance to suppliers	-	103,536	-	-		103,536
Other receivables and prepayments	4,454,989	1,651,602	(2,806,247)	-		3,300,344
Inventories	-	26,250	-	-		26,250
Total current assets	5,149,909	2,384,558	(2,847,375)	-		4,687,092

Non-current assets
Property and equipment, net	60,455	64,654,393	(54,338)	-		64,660,510
Land use rights, net	-	114,866,193	-	-		114,866,193
Port operating rights, net	-	243,411,948	-	-		243,411,948
Other intangible assets, net	-	252,938	-	-		252,938
Goodwill	-	-	-	24,093,339	(b3)	24,093,339
Real estate property completed	32,654,696	-	(32,654,696)	-		-
Real estate properties and land lots under development	378,228,271	-	(378,228,271)	-		-
Deferred tax assets	6,354,881	7,603	(6,354,881)	-		7,603
Total non-current assets	417,298,303	423,193,075	(417,292,186)	24,093,339		447,292,531

Total Assets	$422,448,212	$425,577,633	$(420,139,561)	$24,093,339		$451,979,623

LIABILITIES AND EQUITY
Liabilities
Current liabilities
Accounts payable	$5,701,257	$106,427	$(5,701,257)	$-		$106,427
Interest payable	-	63,976	-	-		63,976
Accrued expenses and other current liabilities	50,267,469	3,977,306	(35,908,272)	-		18,336,503
Due to related parties	34,510,347	12,704,758	(33,235,343)	-		13,979,762
Convertible note	79,303,316	-	-	91,000,000	(a)	170,303,316
Current loans payable	-	2,913,822	-	-		2,913,822
Total current liabilities	169,782,389	19,766,289	(74,844,872)	91,000,000		205,703,806

Non-current loans payable	45,846,414	37,575,892	(45,846,414)	-		37,575,892
Deferred revenue	-	1,880,516	-	-		1,880,516
Total non-current liabilities	45,846,414	39,456,408	(45,846,414)	-		39,456,408

Total Liabilities	215,628,803	59,222,697	(120,691,286)	91,000,000		245,160,214

Equity
Common stock	17,234	-	-	-		17,234
Paid-in capital	-	20,993,245	-	(20,993,245	)(b2)	-
Additional paid-in capital	243,614,178	411,215,520	-	(411,215,520	)(b2)	243,614,178
Accumulated losses	(44,288,454)	(62,557,346)	(299,448,275)	299,448,275	(b1)	(44,288,454)
				62,557,346	(b2)
Accumulated other comprehensive loss	7,476,451	(3,296,483)	-	3,296,483	(b2)	7,476,451
Total Equity	206,819,409	366,354,936	(299,448,275)	(66,906,661)		206,819,409

Total Liabilities and Equity	$422,448,212	$425,577,633	$(420,139,561)	$24,093,339		$451,979,623

Note A -	Derived from the unaudited historical condensed balance sheet of Yangtze River Port and Logistics Limited as at March 31, 2018.

Note B -	Derived from the unaudited historical condensed balance sheet of Wuhan Economic Development Port Limited as at March 31, 2018.

Note C -	Represents the elimination of assets and liabilities of the Energetic Mind as if the disposition had occurred on March 31, 2018.

5

YANGTZE RIVER PORT AND LOGISTICS LIMITED

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2018

(In USD) (Unaudited)

			Energetic Mind
	Historical		Disposition -	Pro forma
	YRIV - Note A	WEDP - Note B	Note C	Adjustments	As Adjusted

Revenue	$-	$746,585	$-	$-	$746,585
Costs of revenue	-	(679,296)	-	-	(679,296)
Gross profit (loss)	-	67,289	-	-	67,289

Selling, general and administrative expenses	(1,149,088)	(2,198,174)	442,717	-	(2,904,545)
Loss from operations	(1,149,088)	(2,130,885)	442,717	-	(2,837,256)

Other income (expenses)
Other income, net	1,543	9,346	-	-	10,889
Interest income	22	44	-	-	66
Interest expenses	(2,182,807)	(531,748)	678,655	-	(2,035,900)
Total other expenses	(2,181,242)	(522,358)	678,655	-	(2,024,945)

Loss before income taxes	(3,330,330)	(2,653,243)	-	-	(4,862,201)
Income taxes benefits	280,343	-	(280,343)	-	-
Net loss	$(3,049,987)	$(2,653,243)	$(280,343)	$-	$(4,862,201)

Net loss attributable to:
- Common shareholders	$(3,049,987)	$(2,653,243)	$(280,343)	$-	$(4,862,201)
- Non-controlling interests	$-	$-	$-	$-	$-

Loss per share - basic and diluted					(0.03)

Weighted average shares outstanding
Basic					172,344,446
Diluted					172,344,446

Note A -	Derived from the unaudited historical condensed statement of operations of Yangtze River Port and Logistics Limited for the three months ended March 31, 2018.

Note B -	Derived from the unaudited historical condensed statement of operations of Wuhan Economic Development Port Limited for the three months ended March 31, 2018.

Note C -	Represents the elimination of assets and liabilities of the Energetic Mind as if the disposition had occurred on January 1, 2017.

6

YANGTZE RIVER PORT AND LOGISTICS LIMITED

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

(In USD) (Unaudited)

			Energetic Mind
	Historical		Disposition -	Pro forma
	YRIV - Note A	WEDP - Note B	Note C	Adjustments	As Adjusted

Revenue	$-	$545,711	$-	$-	$545,711
Costs of revenue	-	(543,371)	-	-	(543,371)
Gross profit (loss)	-	2,340	-	-	2,340

Selling, general and administrative expenses	(747,206)	(2,146,428)	(510,965)	-	(3,404,599)
Loss from operations	(747,206)	(2,144,088)	(510,965)	-	(3,402,259)

Other income (expenses)
Other income, net	-	9,195	-	-	9,195
Interest income	38	92	(5)	-	125
Interest expenses	(2,127,056)	(571,292)	627,056	-	(2,071,292)
Total other expenses	(2,127,018)	(562,005)	627,051	-	(2,061,972)

Loss before income taxes	(2,874,224)	(2,706,093)	-	-	(5,464,231)
Income taxes benefits	284,503	-	(284,503)	-	-
Net loss	$(2,589,721)	$(2,706,093)	$(284,503)	$-	$(5,464,231)

Net loss attributable to:
- Common shareholders	$(2,589,721)	$(2,639,013)	$(284,503)	$-	$(5,397,151)
- Non-controlling interests	$-	$(67,080)	$-	$-	$(67,080)

Loss per share - basic and diluted					(0.02)

Weighted average shares outstanding
Basic					238,936,113
Diluted					238,936,113

Note A -	Derived from the unaudited historical condensed statement of operations of Yangtze River Port and Logistics Limited for the three months ended March 31, 2017.

Note B -	Derived from the unaudited historical condensed statement of operations of Wuhan Economic Development Port Limited for the three months ended March 31, 2017.

Note C -	Represents the elimination of assets and liabilities of the Energetic Mind as if the disposition had occurred on January 1, 2017.

7

YANGTZE RIVER PORT AND LOGISTICS LIMITED

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(In USD) (Unaudited)

			Energetic Mind
	Historical		Disposition -	Pro forma
	YRIV - Note A	WEDP - Note B	Note C	Adjustments	As Adjusted

Revenue	$-	$2,217,747	$-	$-	$2,217,747
Costs of revenue	-	(2,418,276)	-	-	(2,418,276)
Gross profit (loss)	-	(200,529)	-	-	(200,529)

Selling, general and administrative expenses	(5,076,347)	(8,822,677)	1,941,533	-	(11,957,491)
Loss from operations	(5,076,347)	(9,023,206)	1,941,533	-	(12,158,020)

Other income (expenses)
Other income, net	7,284	77,002	590	-	84,876
Interest income	296	357	(109)	-	544
Interest expenses	(8,221,483)	(2,196,698)	2,221,483	-	(8,196,698)
Total other expenses	(8,213,903)	(2,119,339)	2,221,964	-	(8,111,278)

Loss before income taxes	(13,290,250)	(11,142,545)	-	-	(20,269,298)
Income taxes benefits	1,040,873	-	(1,040,873)	-	-
Net loss	$(12,249,377)	$(11,142,545)	$(1,040,873)	$-	$(20,269,298)

Net loss attributable to:
- Common shareholders	$(12,249,377)	$(10,869,492)	$(1,040,873)	$-	$(19,996,245)
- Non-controlling interests	$-	$(273,053)	$-	$-	$(273,053)

Loss per share - basic and diluted					$(0.11)

Weighted average shares outstanding
Basic					188,465,024
Diluted					172,344,446

Note A -	Derived from the audited historical condensed statement of operations of Yangtze River Port and Logistics Limited for the year ended December 31, 2017.

Note B -	Derived from the audited historical condensed statement of operations of Wuhan Economic Development Port Limited for the year ended December 31, 2017.

Note C -	Represents the elimination of assets and liabilities of the Energetic Mind as if the disposition had occurred on January 1, 2017.

8

Notes to the Pro Forma Financial Statements

1. Description of Transactions

On December 26, 2017, Yangtze River Port and Logistics Limited (the “Company”) entered into an agreement (the “Purchase Agreement”) with shareholders holding 100% of the equity interest (the “Acquiree Shareholders”) of Wuhan Economic Development Port Limited (the “Acquiree”) to acquire all the interests of Acquiree; and the Acquiree Shareholders will acquire all the equity interest held by the Company in Energetic Mind Limited, a BVI company and a wholly-owned subsidiary of the Company. Energetic Mind Limited holds 100% interest in Ricofeliz Capital (HK) Ltd., a Hong Kong company that holds 100% capital stock of Wuhan Yangtze River Newport Logistics Co., Ltd., a wholly foreign-owned enterprise formed under the laws of the People’s Republic of China that primarily engages in the business of real estate and infrastructural development with a port logistics center located in Wuhan, Hubei Province of China.

The consideration of the acquisition transaction will be first offset against both parties of the target companies leaving the balance of RMB 600 million (or approximately USD $91 million) to be paid by the Company to the Acquiree Shareholders.

2. Pro Forma Adjustments

(a)	The Pro Forma Balance Sheet has been adjusted to record the issuance of $91,000,000 of YRIV convertible note for cash as part of the consideration of the acquisition transaction

(b)	This entry reflects the preliminary allocation of the purchase price to identifiable net assets acquired and the excess purchase price to goodwill as follows:

			Energetic
	Cash		Mind Limited		Total
Total consideration: cash and 100% equity interest of Energetic Mind Limited	$91,000,000	(a)	$299,448,275	(b1)	$390,448,275

Preliminary estimate of fair value of identifiable net assets acquired					$366,354,936	(b2)

Goodwill					$24,093,339	(b3)

(c)	This entry reflects the elimination of the income and expenses due to the disposition of Energetic Mind Limited.

9

INFORMATION WITH RESPECT TO

Yangtze River Port and Logistics Limited

(the “Acquiring Company”)

General Description of Business

Yangtze River Port and Logistics Limited is a Nevada holding corporation. We operate through our wholly-owned subsidiary, Energetic Mind Limited (“Energetic Mind”), a British Virgin Islands corporation, which in turn operates through its wholly-owned subsidiary, Ricofeliz Capital (HK) Limited (“Ricofeliz Capital”), a Hong Kong corporation. Ricofeliz Capital which operates through its wholly-owned subsidiary, Wuhan Yangtze River Newport Logistics Co., Ltd (“Wuhan Newport”), a wholly foreign-owned enterprise incorporated in the People’s Republic of China that primarily engages in the business of real estate and infrastructural development and operating a port logistics center (“Logistics Center”) located in Wuhan, Hubei Province in the People’s Republic of China (“PRC”).

Situated in the middle reaches of the Yangtze River, Wuhan Newport is a large infrastructure development project implemented under China’s latest “One Belt One Road” initiative. We believe that it is strategically positioned in the anticipated “Pilot Free Trade Zone” of the Wuhan Port, an important trading locale for the PRC, the Middle East and Europe. To be fully developed upon completion, the Logistics Center will comprise six operating zones: port operation area, warehouse and distribution area, cold chain logistics area, rail cargo loading area, exhibition area and business related area. The Logistics Center is also expected to provide a number of shipping berths for cargo ships of various sizes. Wuhan Newport expects to provide domestic and foreign businesses direct access to the anticipated Pilot Free Trade Zone in Wuhan. The project will include commercial buildings, professional logistic supply chain centers, direct access to the Yangtze River, Wuhan-Xinjiang-Europe Railway and ground transportation, storage and processing centers, and IT supporting services, among others.

We anticipate that income generated from the use of the warehouses, cargo loading and unloading, railway and highway transportation and logistics services and other logistics supporting services will comprise the main source of our income. It is also expected that income from real estate sales and leasing will be a relatively minor portion of our expected income since we are planning to sell or lease only a small portion of our real estate properties such as office spaces. We will begin construction on the Logistics Center once we are able to raise funds for it.

In the meantime, we have been developing a commercial building project called the Wuhan Centre China Grand Steel Market (Phase 1) Commercial Building (“Phase 1 Project”) located in the south of Hans Road, Wuhan Yangluo Economic Development Zone which covers an approximate construction area of 222,496.6 square meters. We have been financing the Phase 1 Project with bank loans and shareholder advances. The Phase 1 Project comprises 7 buildings, four of which covering 35,350,4 square meters have been completed and three of which covering an approximate area of 57,450.4 square meters are still under construction as of December 31, 2017. We have sold approximately 22,780 square meters of commercial building space.

We plan to use the majority of our real estate properties for the development of our Logistics Center, from which our main source of expected income will be derived.

Wuhan Yangtze River Newport Logistics Center

The Logistics Center will be an extensive complex located in Wuhan Newport Yangluo Port. Wuhan, the capital of the Hubei Province in the People’s Republic of China is a major transportation hub city with access to numerous railways, roads and expressways passing through the city and connecting to major cities in China, as well as other international centers of commerce and business.

10

The Logistics Center will be on the upper stream of the Yangtze River, and close to the northern base of Wuhan Iron and Steel, China’s first mega-sized iron and steel production complex. The Logistics Center is expected to include a port terminal that will be located approximately 26.5km from the Wuhan Guan and 5.5km from the Yangluo Yangtze River Bridge. The operation area of the port is expected to consist of a riverbank of 1,039 meters with eight 5,000-to-10,000-ton berths, two of which are multi-purpose berths and the other six are general cargo berths. It is designed to be able to handle up to 5,000,000 tons of cargo annually, including up to 100,000 TEU for annual container throughput (including 20,000 TEU in freezer areas), 1,000,000 tons of iron and steel and 3,000,000 tons of general cargo.

Within the Logistics Center, functional areas will be divided into six operating zones: a port operation area, a warehouse and distribution area, a cold chain supply logistics area, a rail cargo loading area, an exhibition area and a business related area. The Logistics Center will also be complemented with container storage areas, multi-functional areas, general storage areas, a multi-functional warehouse and infrastructural development, including new roads, gas stations, parking areas, gas and water pipes, electricity lines and all other facilities and equipment to operate the Logistics Center.

Aside from being situated in the Wuhan Yangluo Comprehensive Bonded Zone, the Yangluo development area is among the third group of China’s Pilot Free Trade Zone (“FTZ”) applicants to submit FTZ applications to the State Council. As of the date hereof, approvals have been granted to Shanghai, Tianjin, Guangdong and Fujian. Corporations within the approved free-trade zones are typically entitled to a series of favorable regulations and policies that could help the businesses grow and succeed.

The Logistics Center is expected to occupy approximately 1,918,000 square meters, for which the construction and development are expected to be completed in three phases in three years and reach its target maximum annual profit by the end of 2022 assuming the entire funding required for construction of the Logistics Center of $1.03 billion is in place by 2021 and the Logistics Center is in operation per our business plan. We have updated our original time-frame and the following table illustrates the anticipated timeframe of our investment and construction progress.

Time	Phase of Investment/Construction	Percentage of Total Anticipated Investment/ Construction (1)	Production Capacity (2)
1st Year (2018)	1st Phase	40%	30%
2nd Year (2019)	2nd Phase	70%	40%
3rd Year (2020)	3rd Phase	100%	60%
4th Year (2021)	Completed	100%	75%
5th Year (2022)	Completed	100%	100%

(1)

The percentage of construction in a certain phase reflects the anticipated contribution of the investment in such particular phase. For example, contribution of 40% of the total investment in Phase 1 will lead to construction of 40% of total value of the Logistics Center.

(2)

The percentage of Production Capacity shows the fraction of the target maximum annual profit to be earned when the Wuhan Project is fully operational. We target to reach its maximum annual profit by the end of 2021 assuming the entire funding required for construction of the Logistics Center of $1.03 billion is in place by 2020 and the Logistics Center is in operation according to our business plan.

Wuhan Newport has signed a twenty-year lease agreement effective April 27, 2015, the maximum number of years permitted by the applicable PRC laws, with rights to renew, at its sole discretion, for another twenty-years, to lease approximately 1,200,000 square meters of land for building logistics warehouses in support of the Logistics Center. The warehouses are expected to be comprised port terminal zones, warehouse logistics zones, cold chain supply zones and railroad loading and unloading zones. The warehouses, once constructed, will connect the port terminal along the Yangtze River and the railway leading to Europe, satisfying the requirement of China’s latest “One Belt, One Road” initiative. It will also be able to support large logistics companies in Wuhan and other nearby provinces which will rent the warehouses, terminals and offices within the Logistics Center.

11

Logistics Center Highlights:

●	The shipping center will be implemented under China’s latest “One Belt, One Road” initiative to promote the “Yangtze River Economic Belt”;
●	Wuhan Newport is part of the Yangluo port, which is part of the area that is currently seeking approval for status as a “Free-Trade Zone”;
●	Wuhan Newport is part of the “Yangluo Comprehensive Bonded Zone”, which allows the enterprises in the zone to receive certain favorable tax treatments such as export tax rebates and less or free of value-added tax and consumption tax.

Property

Office Complex Project

Taking into consideration the Comprehensive Bonded Zone and Free Trade Zone status of the Logistic Center, Wuhan Newport has obtained the land use rights to own approximately 500,000 square meters of commercial lands on which Wuhan Newport will build a mixed residential and office complex of approximately 700,000 square meters.   As of the date of this Annual Report, mixed-use complex totaling approximately 100,000 square meters have been completed and there are outstanding 600,000 square meters to be constructed in three phases within the next five (5) years.

To support the office complex, a light railway from downtown Wuhan to the complex is undergoing construction, for which the complex will be accessible by two stations along the light railway line. In addition, an expressway along the north shore of the Yangtze River in Wuhan is currently under construction; the completion of the highway is also expected to provide direct ground access between Wuhan city center and the Logistics Center and cut down the commute time to only 20 minutes.

Upon completion of the construction of the office buildings, Wuhan Newport plans to sell half of the complex while leasing out the remaining half for long-term income. It is Company’s goal to recover the initial investment costs through sale of half of the complex and generate a stable return based on rent of the other half complex upon completion of the project.

Transportation and Logistics Services

Taking the regional advantage of the highways, railways and waterways in Yangluo area, we plan to develop a shipping hub with access to all types of cargo transportation and offer complementary services to businesses within this logistics center. We intend to create an efficient, reliable and comprehensive logistics service system by utilizing the third-party service providers with offices within the Logistics Center to provide professional logistics services.

We are currently constructing the port terminal which will be the focal point of the Yangtze River Economic Belt. The Yangtze River riverbank within our properties measures 1,039 meters, where we plan to complete eight cargo berths handling ships ranging from 5,000 to 10,000 tons.

A cargo transportation railway invested by the government has been built next to the Logistic Center. The railway is known as the Wuhan-Xinjiang-Europe (“WXE”) Railway in the Silk Road Economic Zone as it is in the “One Belt, One Road” initiative introduced by the Chinese government. The WXE Freight Train sets out from Wuhan to Xinjiang and finally ends in Mainland Europe. Wuhan Newport’s terminal is therefore an important component of the “Silk Road Economic Belt” under the “One Belt, One Road” framework.

The customs facility at the Yangluo Comprehensive Bonded Area allows cargo vessels ranging from 5,000 to 10,000 tons to set out from Shanghai downstream via the Yangtze River in order to transport “Made in China” commodities to the Pacific Ocean and further to any other ports across the Indian Ocean. In return, transporting commodities from other countries will be shipped directly back to Wuhan and then distributed throughout rest of the Mainland China. Aside from being situated in the Wuhan Yangluo Comprehensive Bonded Zone, the Yangluo development area is amongst the third group of China’s Free-Trade Zone applicants to submit FTZ applications to the State Council through the Wuhan municipal government for approval. Approvals have so far been granted to Shanghai, Tianjin, Guangdong and Fujian. Enterprises within the approved free-trade zones are typically entitled to a series of favorable regulations and policies that could help the businesses grow and succeed.

12

Cold Chain Logistics Services

A cold chain is a temperature-controlled supply chain. An unbroken cold chain is an uninterrupted series of storage and distribution activities which maintain a given temperature range. It is used to help extend and ensure the shelf life of products such as fresh agricultural produce, seafood and frozen food.

Within the Logistics Center, we will be able to provide extensive storage and processing services to its customers. Meanwhile, a cold chain logistics service system will be established to better help our clients’ processing needs for their frozen foods, meats and other products that need special processing and handling. In addition, we will offer professional services with temperature control, sorting, processing, packaging and delivery to ensure the reliability and safety of the logistics process.

Information Platform

To adapt to the needs of modern logistics service and meet the standards of the industry worldwide, we will establish comprehensive automated management systems, as well as develop an operation system, enquiry system and decision-making systems for all types of business information such as warehouse, storage, trade, distribution and transportation, movable assets supervision and freight forwarding. We plan to launch an integrated and information-sharing platform geared towards the demand of its targeted markets and potential clients.

We will establish a uniform information platform including an internet-based logistics information portal and an e-commerce platform to provide our clients with services such as logistics services tracking, service rating, online operation, electronic transaction, etc. We expect this information portal to be equally reliable for both service providers and their respective clients.

We will also establish an e-commerce system based on the logistics information portal and we will provide clients with many updated services such as online transactions, online payments, online inquiries and business information communication. This will create a comprehensive service system and a business model with high integration of information flow, capital flow, trade flow and goods flow.

Portside Service

We also plan to provide incentives for companies that specialize in IT, production of new material and high-end equipment and manufacturing companies to station nearby the Logistics Center so that these companies can grow with the Logistics Center, leveraging each other’s specialization to serve each other’s business needs.

Logistics Financing

Logistics financing is mainly based on using supplies as collateral to obtain financing for supply chains to improve its overall economic efficiency. Developing an innovative logistics financing is significant because traditionally mortgages or loans are concentrated in real estate and logistics financing provides a lower systematic risk for lenders.

Compared to developed countries, we believe that logistics financing is a rather new field in China. The driving force for logistics financial service in western countries is mainly attributable to financial institutions as opposed to third-party private logistics companies in China who would occasionally provide financing options.

Logistics financial services became a popular investment vehicle among these third-party lenders. However, the business of logistics financing has become more complex for these private lenders to handle as they will need professionals to guide them through the process and thus safeguard their investments.

13

Even though the history of logistics financing has been relatively short in China, the appetite for this is expected to grow as the Free Trade Zones in Shanghai, Tianjin and soon-to-be Wuhan will likely attract more business and international financial institutions. Logistics financing not only provides businesses with a new alternative to meet their capital needs, but also opens a new channel for commercial banks to reach small and mid-size businesses. While interest income generated from logistics financing transaction is often an important source of income for many multinational logistics companies, companies who are able to provide financing are often the industry leaders. Because logistics financing can be an effective channel for the Company to reach its targeted market, we plan to capture this first-mover advantage when logistics financing is still in its development stage in China.

In light of this market opportunity, we plan to establish and utilize e-commerce platforms to offer online booking, online dealing and online exhibiting services to provide professional transaction services for electronic products, commodity, foods and metals. We also plan to provide comprehensive support services to complement logistics financing. Maritime insurance and training services will be offered within the Logistic Center. We plan to help our clients to raise construction capital through Build-Transfer (“BT”), Build-Operate-Transfer (“BOT”), corporate debt and equity financing. Finally, we plan to collaborate and develop strategic alliances with other logistics or cargo shipping centers around the world.

Sales and Marketing

We plan to sell our properties by forming strategic alliances with CMST Development (Hankou) Co. Ltd. (“CMST-Hankou”), the Shanxi Chamber of Commerce in Hubei (“SCCH”) and the Wuhan Coal Business Association (“WCBA”).

Partnership with CMST

CMST-Hankou is a regional subsidiary of the CMST Development Co. Ltd, which is a state-owned enterprise that principally engages in the logistics and import & export businesses. CMST-Hankou’s core business includes warehouse storage, sale and distribution of commodities, and freight forwarding. Pursuant to the Memorandum of Understanding executed with CMST-Hankou on August 20, 2015, CMST-Hankou has agreed to transfer all of its warehouse storage and processing division, distribution service division and other existing businesses to the premises of the Logistics Center. In addition, CMST-Hankou has agreed to move its warehouse for steel trading business with the Shanghai Future Exchange to the Logistics Center. In consideration, we have agreed to offer CMST-Hankou a 5% discount on all services provided within the Logistics Center, including those within the warehouses, port terminal, and railway operating zones. In addition, CMST-Hankou has agreed to assist the Company with the establishment of an online commodity exchange platform to provide a comprehensive support system through the supply chain and provide necessary personnel to help with the management of the warehouse operations within the Logistics Center. Though at a slight discount, the Company is expected to receive fees based on CMST-Hankou’s large volume of commodities that need to be stored and use of complementary services at the warehouse facilities and operating areas, as well as rental income and/or property sales generated from the office complex. However, the partnership is subject to the terms and conditions of a definitive agreement between CMST-Hankou and the Company. No assurances can be provided at this point that such a definitive agreement will be executed.

14

Partnership with SCCH

SCCH is a non-profit business coalition with 252 businesses across various industries as members. Pursuant to the Memorandum of Understanding executed with SCCH on July 27, 2015, SCCH has agreed to move its headquarters to the office complex within the Logistics Center by purchasing or leasing certain units. In consideration of a 7% discount to the purchase price of $2,729 per square meter of our properties, approximately 50 businesses within the organization plan to open offices in the Logistics Center and purchase at least 100,000 square meters of space within the office complex. SCCH, on behalf of 50 businesses, also executed a letter of intent to purchase approximately 100,000 square meters of storefront. In addition, because we expect the 50 businesses to have a total annual turnover of commodities of more than 5,000,000 tons, we have agreed to offer members of SCCH a 5% discount on all services provided within the Logistics Center, including those within the warehouses, port terminal, and railway operating zones. However, the partnership is subject to the terms and conditions of a definitive agreement between SCCH and the Company. No assurances can be provided at this point that such a definitive agreement will be executed.

Partnership with WCBA

WCBA is a non-profit business coalition with more than 300 businesses within the coal mining industry as members. Pursuant to the Memorandum of Understanding executed with WCBA on September 17, 2015, WCBA has agreed to move its headquarters to the office complex within the Logistics Center by purchasing or leasing certain units. We have agreed to offer WCBA member businesses a 5% discount to the purchase price of $2,729 per square meter of our properties. In addition, because we expect WCBA members to have a total annual turnover of coal-related commodities of more than 20,000,000 tons and will use the Company’s warehouse storage for at least 3,000,000 tons, we have agreed to offer members of WCBA a 5% discount on all services provided within the Logistics Center, including those within the warehouses, port terminal, and railway operating zones. However, the partnership is subject to the terms and conditions of a definitive agreement between WCBA and the Company. No assurances can be provided at this point that such a definitive agreement will be executed.

Employees

We current have a total of 20 employees, including our executive officers. The following table sets forth the number of our employees by function:

Functional Area	Number of Employees	% of Total
Management	3	15%
Engineer	3	15%
Sales	7	35%
Administrative	3	15%
Property management	1	5%
Accounting	3	15%
Total	20	100%

Our employees are not represented by any collective bargaining agreement and we have never experienced a work stoppage. We believe we have good relations with our employees.

Competition

The real estate and logistics industries in the PRC are both highly competitive. Many of our competitors are well capitalized and have greater financial, marketing, and other resources than we do. Some of our competitors also have larger land banks, greater economies of scale, broader name recognition, a longer track record, and more established relationships in certain markets.

Intellectual Property

Trademark

We are currently applying for trademark protection in China for our Company’s logo and we anticipate that we will be able to obtain the trademark within the next 12 months.

Set forth below is a detailed description of our trademark under application.

Country	Trademark	Application Number	Classes	Our Reference	Status
Mainland China		18367978	39*	TMZC18367978ZCSL01	In process

*Class	39

15

Transport; packaging and storage of goods; travel arrangement.

Domain Names

We have added the domain names i) www.yerr.com.cn; ii) www.cjxgwl.com; and iii) www.cjxgwl.cn to the Internet Content Provider License that we currently hold and we have received the updated ICP License covering the foregoing domain name. The ICP record number is 15016982.

Customers/Suppliers

Until the Logistics Center is built and operational, we do not currently have customers or suppliers.

Wuhan Economic Development Port Limited

On December 26, 2017, we entered into a purchase agreement (the “Purchase Agreement”) with the shareholders (the “Wuhan Port Shareholders”) of Wuhan Economic Development Port Limited (the “Wuhan Port”) to acquire all the equity interests of Wuhan Port (the “Wuhan Port Acquisition”). In exchange, the Wuhan Shareholders will acquire all the ordinary shares of Energetic Mind and in turn, Ricofeliz Capital, Wuhan Newport and the abovementioned plans for the Logistics Center.

The closing of the transaction, which shall be no later than July 31, 2018 and is conditioned upon satisfactory due diligence, the completion of auditing of the financial statements of Wuhan Port, and the approval of relevant regulatory agencies.

In addition to the exchange of Energetic Mind for Wuhan Port, we will also have to pay RMB 600 million (approximately, US$91 million) to the Wuhan Port Shareholders (“Additional Consideration”). The Additional Consideration is to be paid as follows: (i) a refundable deposit of RMB 30 million upon the issuance of an initial due diligence report and audit and (ii) the remaining RMB 570 million on closing in cash or in the form of a 7% convertible note. Our Board of Directors and majority shareholders have approved this transaction.

Legal Proceedings

We are currently not involved in any litigation that we believe could have a materially adverse effect on our financial condition or results of operations. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of our Company or any of our subsidiaries, threatened against or affecting our Company, our common stock, any of our subsidiaries or of our Company’s or our Company’s subsidiaries’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.

Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases Of Equity Securities.

Market Information

On April 19, 2017, our common stock commenced trading on the NASDAQ Capital Market under the symbol of “YERR”. On August 18, 2017, our common stock started trading on the NASDAQ Global Select Market under the same symbol.

On February 8, 2018, we filed a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, to change our name from “Yangtze River Development Limited” to “Yangtze River Port and Logistics Limited”. In connection with the Name Change, our trading symbol was changed from “YERR” to “YRIV”.

Prior to April 19, 2017, our common stock was quoted on the OTC Markets under the symbol of “YERR”.

16

Price Range of Common Stock

The following table shows, for the periods indicated, the high and low bid prices per share of our common stock as reported by the OTC Markets’ quotation service and NASDAQ Global Select Market, as applicable.

	Fiscal Year 2018
	High	Low
First Quarter (January 1 - March 31)	8.90	2.83
Second Quarter (April 1 – June 30)	12.56	4.00

	Fiscal Year 2017
	High	Low
First Quarter (January 1 - March 31)	5.25	3.65
Second Quarter (April 1 – June 30)	16.40	4.00
Third Quarter (July 1 – September 30)	25.47	6.40
Fourth Quarter (April 1 – June 30)	17.40	8.32

	Fiscal Year 2016
	High	Low
First Quarter (January 1 - March 31)	6.15	3.70
Second Quarter (April 1 – June 30)	7.50	3.80
Third Quarter (July 1 – September 30)	5.50	3.50
Fourth Quarter (April 1 – June 30)	6.40	3.50

Holders

As of March 8, 2018, there were 50 holders of record of our common stock.  Because shares of the Company’s common stock are held by depositaries, brokers and other nominees, the number of beneficial holders of the Company’s shares is substantially larger than the number of stockholders of record.

Dividends

We have never declared or paid a cash dividend. Any future decisions regarding dividends will be made by our Board of Directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our Board of Directors has complete discretion on whether to pay dividends. Even if our Board of Directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

Securities Authorized for Issuance under Equity Compensation Plan

In order to compensate our officers, directors, employees and/or consultants, on February 23, 2016, our Board of Directors approved and stockholders ratified by consent the 2016 Stock Incentive Plan (the “Plan”). The Plan has a total of 10,000,000 shares reserved for issuance.

Under the Plan, an eligible person in the Company’s service may acquire a proprietary interest in the Company in the form of shares or an option to purchase shares of the Company’s common stock.

There were no issuances under the Plan during the year ended December 31, 2017.

Rule 10B-18 Transactions

During the years ended December 31, 2017 and 2016, there were no repurchases of the Company’s common stock by the Company.

17

The unaudited condensed consolidated financial statements of registrant as of June 30, 2018 and December 31, 2017 and for the three and six months ended June 30, 2018 and 2017 follow. The condensed consolidated financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented. All such adjustments are of a normal and recurring nature.

TABLE OF CONTENTS

Pages
Unaudited condensed consolidated Balance Sheets as of June 30, 2018 and December 31, 2017	19
Unaudited condensed consolidated Statements of Operations and Comprehensive Loss for the Three and Six Months Ended June 30, 2018 and 2017	20
Unaudited condensed consolidated Statements of Cash Flows for the Six Months Ended June 30, 2018 and 2017	21
Notes to the Unaudited condensed consolidated Financial Statements	22 - 40

18

YANGTZE RIVER PORT & LOGISTICS LIMITED

Unaudited condensed consolidated Balance Sheets

	June 30, 2018	December 31, 2017
	(Unaudited)
ASSETS
Cash and cash equivalents	$129,192	$58,414
Other assets and receivables	4,282,438	4,448,417
Real estate property completed	30,960,930	31,497,258
Real estate properties and land lots under development	358,671,434	364,774,643
Property and equipment, net	42,190	62,713
Deferred tax assets	6,307,477	5,855,625
Total Assets	$400,393,661	$406,697,070

LIABILITIES AND EQUITY
Liabilities
Accounts payable	5,405,538	5,499,177
Due to related parties	31,663,312	35,947,504
Other taxes payable	13,094	13,321
Other payables and accrued liabilities	21,816,583	18,632,545
Real estate property refund and compensation payables	28,383,978	28,146,601
Convertible notes	82,195,428	75,000,000
Loans payable	43,468,407	44,221,399
Total Liabilities	$212,946,340	$207,460,547

Equity
Preferred stock at $0.0001 par value; 100,000,000 shares authorized; none issued or outstanding	$-	$-
Common stock at $0.0001 par value; 500,000,000 shares authorized; 172,389,446 were shares issued and outstanding at June 30, 2018 and December 31, 2017	17,239	17,234
Additional paid-in capital	243,821,174	243,614,178
Accumulated losses	(48,367,989)	(41,238,467)
Accumulated other comprehensive loss	(8,023,103)	(3,156,422)
Total Equity	$187,447,321	$199,236,523
Total Liabilities and Equity	$400,393,661	$406,697,070

See notes to the unaudited condensed consolidated financial statements

19

YANGTZE RIVER PORT & LOGISTICS LIMITED

Unaudited condensed consolidated Statements of OPERATIONS and Comprehensive LOSS

	(Unaudited) For the Three Months Ended June 30,		(Unaudited) For the Six Months Ended June 30,
	2018	2017	2018	2017

Revenue	$-	$-	$-	$-
Costs of revenue	-	-	-	-
Gross profit	-	-	-	-

Operating expenses
Selling expenses	-	-	-	-
General and administrative expenses	2,145,925	911,219	3,295,013	1,658,425
Total operating expenses	2,145,925	911,219	3,295,013	1,658,425

Loss from operations	(2,145,925)	(911,219)	(3,295,013)	(1,658,425)

Other income (expenses)
Other income	-	-	1,543	-
Other expenses	(9,080)	(830)	(9,080)	(851)
Interest income	71	92	93	130
Interest expenses	(2,217,659)	(2,129,428)	(4,400,466)	(4,256,484)
Total other expenses	(2,226,668)	(2,130,166)	(4,407,910)	(4,257,205)

Loss before income taxes	(4,372,593)	(3,041,385)	(7,702,923)	(5,915,630)
Income taxes benefits	293,058	257,254	573,401	541,757
Net loss	$(4,079,535)	$(2,784,131)	$(7,129,522)	$(5,373,873)

Other comprehensive income
Foreign currency translation adjustments	(15,499,554)	4,387,372	(4,866,681)	6,618,014
Comprehensive loss	$(19,579,089)	$1,603,241	$(11,996,203)	$1,244,141

Loss per share - basic and diluted	$(0.02)	$(0.02)	$(0.04)	$(0.03)

Weighted average shares outstanding - basic and diluted	172,369,666	172,269,446	172,357,126	204,866,131

See notes to the unaudited condensed consolidated financial statements

20

YANGTZE RIVER PORT & LOGISTICS LIMITED

Unaudited condensed consolidated Statements of Cash Flows

	(Unaudited) For the Six Months Ended June 30,
	2018	2017

Cash Flows from Operating Activities:
Net loss	$(7,129,522)	$(5,373,873)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, and equipment	11,221	20,176
Loss on disposal of property, and equipment	9,080	-
Deferred tax benefit	(573,401)	(541,758)
Share-based compensation expense	562,457	198,740
Changes in operating assets and liabilities:
Other assets and receivables	9,811	(73,950)
Real estate properties and land lots under development	(112,370)	84,246
Accounts payable	-	10
Other taxes payable	-	(37,817)
Other payables and accrued liabilities	3,083,715	4,198,971
Real estate property refund and compensation payables	745,029	690,798
Net Cash Used In Operating Activities	(3,393,980)	(834,457)

Cash Flows from Investing Activities:
Purchase of property and equipment	-	-
Net Cash Used In Investing Activities	-	-

Cash Flows from Financing Activities:
Proceeds from notes payable	7,195,428	-
Repayment of financial institution loans	-	(14,545)
Advances from related parties	(730,102)	897,547
Repayment to related parties	(3,000,000)	(18,181)
Net Cash Provided By Financing Activities	3,465,326	864,821

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(568)	746

Net Increase In Cash and Cash Equivalents	70,778	31,110
Cash and Cash Equivalents at Beginning of Period	58,414	63,092
Cash and Cash Equivalents at End of Period	$129,192	$94,202

Supplemental Cash Flow Information:
Cash paid for interest expense	$-	$-
Cash paid for income tax	$-	$-

Supplemental Disclosure of Non-Cash Transactions:
Restricted shares issued for services	$207,000	$-
Cancellation of shares for the Armada transaction	$-	$10,000

See notes to the unaudited condensed consolidated financial statements

21

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the Unaudited condensed FINANCIAL STATEMENTS

June 30, 2018 and December 31, 2017

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

The unaudited condensed consolidated financial statements include the financial statements of Yangtze River Port & Logistics Limited (the “Company” or “Yangtze River”) and its subsidiaries, Energetic Mind Limited (“Energetic Mind”), Ricofeliz Capital (HK) Limited (“Ricofeliz Capital”), and Wuhan Yangtze River Newport Logistics Co., Ltd. (“Wuhan Newport”).

The Company, formerly named as Yangtze River Development Limited, Kirin International Holding, Inc., and Ciglarette, Inc., was incorporated in the State of Nevada on December 23, 2009. The Company was a development stage company and has not generated significant revenue from inception through March 1, 2011.

On March 1, 2011, the Company entered into a share exchange agreement where Kirin China Holding Limited (“Kirin China”) became the Company’s wholly-owned subsidiary. Kirin China engaged in the development and sales of residential and commercial real estate properties, and development of land lots in People’s Republic of China (“China”, or the “PRC”).

On December 19, 2015, the Company completed a share exchange (the “Share Exchange”) with Energetic Mind and all the shareholders of Energetic Mind, whereby Yangtze River acquired 100% of the issued and outstanding capital stock of Energetic Mind, in exchange for 151,000,000 shares of Yangtze River’s common stock, which constituted approximately 88% of its issued and outstanding shares on a fully-diluted basis of Yangtze River immediately after the consummation of the Share Exchange, and an 8% convertible note (the “Note”) in the principal amount of $150,000,000. As a result of the Share Exchange, Energetic Mind became Yangtze River’s wholly-owned subsidiary and Jasper Lake Holdings Limited (“Jasper”), the former shareholder of Energetic Mind, became Yangtze River’s controlling stockholder. The Share Exchange transaction with Energetic Mind was treated as an acquisition, with Energetic Mind as the accounting acquirer and Yangtze River as the acquired party. The financial statements before the date of the Share Exchange are those of Energetic Mind with the results of the Company being condensed unaudited condensed consolidated from the date of the Share Exchange.

Energetic Mind owns 100% of Ricofeliz Capital and operates its business through its subsidiary Wuhan Newport.

Wuhan Newport was a wholly owned subsidiary of Wuhan Renhe Group Co., Ltd. (the “Wuhan Renhe”), a company incorporated in the PRC as at September 23, 2002. On July 13, 2015, Wuhan Renhe transferred all of the equity interests of the Company to Ricofeliz Capital, a company incorporated in Hong Kong on March 25, 2015. Ricofeliz Capital was incorporated by Energetic Mind, a company incorporated in British Virgin Islands (“BVI”). Energetic Mind was incorporated by Mr. Liu Xiangyao on January 2, 2015, and was subsequently purchased by various companies incorporated in BVI or the United States of America (“USA”), among whom Jasper became its 64% owner. Jasper was 100% owned by Mr. Liu Xiangyao, a Hong Kong citizen.

The major assets of Wuhan Newport include land lots for developing commercial buildings that are in line with the principal activities of Kirin China.

On December 31, 2015, the Company entered into certain stock purchase and business sale agreements (the “Agreements”) with Kirin Global Enterprises, Inc. (the “Purchaser”), a California corporation and an entity controlled by a former officer and director of the Company whereby the Company sold its interest in certain subsidiaries (see Note 11) for an aggregate of $75,000,002. (the “Sale”).

Pursuant to the terms of the Agreements, Jasper agreed to finance the Sale by reducing Company’s financial obligations of the Note by an aggregate of $75,000,000. In addition, the Purchaser agreed to pay the remaining two dollars in cash.

Upon completion of the Sale, the Company operates its business solely through its subsidiary Wuhan Newport, primarily engaging in the business as a port logistic center located in the middle reaches of the Yangtze River in the PRC.

22

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the unaudited condensed FINANCIAL STATEMENTS

EDP Transaction

On December 26, 2017, the Company entered into an agreement with shareholders holding 100% of the equity interest of Wuhan Economic Development Port Limited (the “Acquiree” or “EDP”) to acquire all the interests of Acquiree; and the Acquiree shareholders will acquire all the equity interest held by the Company in Energetic Mind. Energetic Mind holds 100% interest in Ricofeliz Capital that holds 100% capital stock of Wuhan Newport  (the “Purchase Agreement”).

Upon execution of the Purchase Agreement, the Acquiree will undergo a reorganization. As a result of the reorganization, the Acquiree will become a limited liability company. It will be held by a Hong Kong company, which will be 100% owned by a BVI entity.

Pursuant to the original Purchase Agreement, the closing of the transaction, which shall be no later than June 30, 2018, is conditioned upon satisfaction of due diligence by both parties, the completion of auditing of the financial statements of the Acquiree, and the approval of relevant regulatory agencies.

On March 31, 2018 and June 5, 2018, the Company entered into supplemental agreements to the Purchase Agreement with Fujian Yuesheng Industrial Development Limited, the sole shareholder of the EDP, to extend the closing deadline from March 31, 2018 to July 31, 2018, subject to the same closing conditions.

By June 30, 2017, the transaction between the Company and the Acquiree was not closed and effective.

The consideration of the acquisition transaction will be first offset against both parties of the target companies leaving the balance of RMB 600 million (or approximately $91 million) to be paid by the Company to the Acquiree shareholder. Refundable deposit of RMB 30 million shall be paid to the Acquiree shareholder upon initial due diligence and auditing. The remaining RMB 570 million shall be paid at closing in cash or in the form of a 7% convertible note.

Spin-off Transaction

On January 30, 2018, the Company incorporated Yangtze River Blockchain Logistics Limited (“Blockchain Logistics”)(formerly known as Avenal River Limited) in the British Virgin Islands. Blockchain Logistics owns all of the shares of Ricofeliz Investment (China) Limited, a Hong Kong company, which in turn owns 100% of the equity interest of Wuhan Yangtze River Newport Trading Limited, a PRC company.

On February 15, 2018, the majority of the Company’s shareholders and the Board of Directors resolved that 1 share of Blockchain Logistics will be issued for every 1 share held by Yangtze River Port and Logistics Limited “YRIV” (the “Spin-off Transaction”).

On April 24, 2018, due to the potential costs related to the Spin-off Transaction, the Company’s board of directors determined that it was in the best interest of the Company not to proceed with the Spin-off Transaction.

23

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the unaudited condensed FINANCIAL STATEMENTS

Armada Transaction

On October 6, 2016 and November 23, 2016 the Company, by and among Armada Enterprises GP (“Armada”) and Wight International Construction, LLC (“Wight”), entered into (i) a Contribution, Conveyance and Assumption Agreement (“Contribution Agreement”) dated October 3, 2016 and its first and second addendums and (ii) an Amended and Restated Limited Liability Company Agreement dated November 16, 2016 (collectively with the Contribution Agreement, the “Agreements” or “Transaction”), whereby the Company acquired 100 million preferred B membership units, which will be ultimately converted into 100 million LP units in Armada Enterprises LP and in exchange, the Company issued a $500 million convertible promissory note (“Note”) and 50,000,000 shares of the Company’s common stock to Wight. As result of the Transaction and the conversion of the Note on November 17, 2016, Wight owns 100,000,000 shares of the Company’s common stock representing 36.73% of the Company’s voting power; the Company owns 100 million preferred B membership units in Wight representing 62.5% non-voting equity interest in Wight.

Under the terms of the Transaction, at the first closing, Wight was required to provide an aggregate total of $200 million, consisting $50 million in Working Capital and $150 million in Construction Funding, to the Company by January 18, 2017. Wight did not provide the funding on January 18, 2017 and the Company gave Notice of Default and Request for Cure. Wight proposed to provide $50 million in Working Capital on or before February 15, 2017 and secure $150 million in Construction Funding on or before March 15, 2017. Wight failed to provide the $50 million in Working Capital as proposed by February 15, 2017. Therefore, the Company, on February 24, 2017 determined to terminate the Transaction for non-performance by Wight pursuant to the Agreements executed among the Company, Armada and Wight. Pursuant to the Agreements, the termination of the Transaction calls for the immediate return of the 100,000,000 shares of common stock issued by the Company to Wight. On February 27, 2017, the Company issued a Notice of Termination to Wight and demanded the return of the 100,000,000 shares of common stock according to the Agreements. The Company reserves the right to pursue any further legal action with respect to Armada and Wight’s default.

Under the terms of the Armada Agreement, at the first closing, Wight was required to provide an aggregate total of $200 million, $50 million in Working Capital and $150 million in Construction Funding, to us by January 18, 2017. Wight did not provide the funding on January 18, 2017 and the Company gave Notice of Default and Request for Cure. Wight proposed to provide $50 million in Working Capital on or before February 15, 2017 and secure $150 million in Construction Funding on or before March 15, 2017. Wight failed to provide the $50 million in Working Capital as proposed by February 15, 2017.

On February 24, 2017, due to Wight’s nonperformance and nonpayment of $50 million for the First Financing, the Company decided to unwind the Armada financing. Pursuant to Armada Agreement, the termination of the Armada Agreement calls for the immediate return of the 100,000,000 shares of common stock issued by the Company to Wight. On February 27, 2017, the Company issued a notice of termination of contract to Wight. As at March 1, 2017, the Company cancelled the 100,000,000 shares of common stocks issued to Wight.

24

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the unaudited condensed FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies

2.1 Basis of presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

The unaudited condensed consolidated financial statements include the financial statements of all the subsidiaries. All transactions and balances between the Company and its subsidiaries have been eliminated upon consolidation.

The unaudited condensed consolidated balance sheets are presented unclassified because the time required to complete real estate projects and the Company’s working capital considerations usually stretch for more than one-year period.

2.2 Use of estimates

The preparation of unaudited condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the unaudited condensed consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, management reviews these estimates using the currently available information. Changes in facts and circumstances may cause the Company to revise its estimates. Significant accounting estimates reflected in the unaudited condensed consolidated financial statements include: (i) the allowance for doubtful debts; (ii) accrual of estimated liabilities; (iii) contingencies; (iv) deferred tax assets; (v) impairment of long-lived assets; (vi) useful lives of property plant and equipment; and (vii) real estate property refunds and compensation payables.

2.3 Cash and cash equivalents

Cash and cash equivalents consist of cash and bank deposits with original maturities of six months or less, which are unrestricted as to withdrawal and use the Company maintains accounts at banks and has not experienced any losses from such concentrations.

2.4 Property and equipment

The property and equipment are stated at cost less accumulated depreciation. The depreciation is computed on a straight-line method over the estimated useful lives of the assets with 5% salvage value. Estimated useful lives of property and equipment are stated in Note 7.

The Company eliminates the cost and related accumulated depreciation of assets sold or otherwise retired from the accounts and includes any gain or loss in the statement of income. The Company charges maintenance, repairs and minor renewals directly to expenses as incurred; major additions and betterment to equipment are capitalized.

25

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the unaudited condensed FINANCIAL STATEMENTS

2.5 Impairment of long-lived assets

The Company applies the provisions of ASC No. 360 Sub topic 10, “Impairment or Disposal of Long-Lived Assets”(ASC 360- 10) issued by the Financial Accounting Standards Board (“FASB”). ASC 360-10 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property and equipment and finite lived intangible assets, for impairment at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value. Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets. The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments. The Company estimates fair value based on the information available in making whatever estimates, judgments and projections are considered necessary. There were no impairment losses in the three and six months ended June 30, 2018 and 2017.

2.6 Fair values of financial instruments

ASC Topic 825, Financial Instruments (“Topic 825”) requires disclosure of fair value information of financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Topic 825 excludes certain financial instruments and all nonfinancial assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts do not represent the underlying value of the Company.

Level 1	inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2	inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.
Level 3	inputs to the valuation methodology are unobservable and significant to the fair value.

As of June 30, 2018 and December 31, 2017, financial instruments of the Company primarily comprise of cash, accrued interest receivables, other receivables, short-term bank loans, deposits payables and accrued expenses, which were carried at cost on the balance sheets, and carrying amounts approximated their fair values because of their generally short maturities.

2.7 Convertible notes

In accordance with ASC subtopic 470-20, the convertible notes are initially carried at the principal amount of the convertible notes. Debt premium or discounts, which are the differences between the carrying value and the principal amount of convertible notes at the issuance date, together with related debts issuance cost, are subsequently amortized using effective interest method as adjustments to interest expense from the debt issuance date to its first redemption date. Convertible notes are classified as a current liability if they are or will be callable by the Company or puttable by the debt holders within one year from the balance sheet date, even though liquidation may not be expected within that period.

26

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the Unaudited condensed FINANCIAL STATEMENTS

2.8 Foreign currency translation and transactions

The Company’s unaudited condensed consolidated financial statements are presented in the U.S. dollar (US$), which is the Company’s reporting currency. Yangtze River, Energetic Mind, and Ricofeliz Capital uses US$ as its functional currency. Wuhan Newport uses Renminbi Yuan (“RMB”) as its functional currency. Transactions in foreign currencies are initially recorded at the functional currency rate ruling at the date of transaction. Any differences between the initially recorded amount and the settlement amount are recorded as a gain or loss on foreign currency transaction in the statements of operations.

In accordance with ASC 830, Foreign Currency Matters, the Company translated the assets and liabilities into US$ using the rate of exchange prevailing at the applicable balance sheet date and the statements of operations and cash flows are translated at an average rate during the reporting period.  Adjustments resulting from the translation are recorded in owners’ equity as part of accumulated other comprehensive income.

	June 30, 2018	December 31, 2017
Balance sheet items, except for equity accounts	6.6186	6.5059

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Items in the statements of operations and comprehensive income, and statement of cash flows	6.3741	6.8622	6.3665	6.8753

2.9 Revenue recognition

The Company recognizes revenue from steel trading when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable and collection is reasonably assured.

Real estate sales are reported in accordance with the provisions of ASC 360-20, Property, Plant and Equipment, Real Estate Sales.

Revenue from the sales of completed properties and properties where the construction period is twelve months or less is recognized by the full accrual method when (a) sale is consummated; (b) the buyer’s initial and continuing involvements are adequate to demonstrate a commitment to pay for the property; (c) the receivable is not subject to future subordination; (d) the Company has transferred to the buyer the usual risks and rewards of ownership in a transaction that is in substance a sale and does not have a substantial continuing involvement with the property. A sale is not considered consummated until (a) the parties are bound by the terms of a contract or agreement, (b) all consideration has been exchanged, (c) any permanent financing for which the seller is responsible has been arranged, (d) all conditions precedent to closing have been performed. Fair value of buyer’s payments to be received in future periods pursuant to sales contract is classified under accounts receivable. Sales transactions not meeting all the conditions of the full accrual method are accounted for using the deposit method of accounting. Under the deposit method, all costs are capitalized as incurred, and payments received from the buyer are recorded as a deposit liability.

Revenue and profit from the sale of development properties where the construction period is more than twelve months is recognized by the percentage-of-completion method on the sale of individual units when the following conditions are met: (a)construction is beyond a preliminary stage; (b) the buyer is committed to the extent of being unable to require a refund except for non-delivery of the unit; (c) sufficient units have already been sold to assure that the entire property will not revert to rental property; (d) sales prices are collectible and (e) aggregate sales proceeds and costs can be reasonably estimated. If any of these criteria are not met, proceeds are accounted for as deposits until the criteria are met and/or the sale consummated.

The Company has not generated any revenue from the sales of real estate property for the three and six months ended June 30, 2018 and 2017.

27

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the unaudited condensed FINANCIAL STATEMENTS

2.10 Real estate capitalization and cost allocation

Real estate property completed and real estate properties and land lots under development consist of commercial units under construction and units completed. Properties under development or completed are stated at cost or estimated net realizable value, whichever is lower. Cost capitalization of development and redevelopment activities begins during the predevelopment period, which we define as the activities that are necessary to begin the development of the property. We cease capitalization upon substantial completion of the project, but no later than one year from cessation of major construction activity. We also cease capitalization when activities necessary to prepare the property for its intended use have been suspended. Costs include costs of land use rights, direct development costs, interest on indebtedness, construction overhead and indirect project costs. The Company acquires land use rights with lease terms of 40 years through government sale transaction. Land use rights are divided and transferred to customers after the Company delivers properties. The Company capitalizes payments for obtaining the land use rights, and allocates to specific units within a project based on units’ gross floor area. Costs of land use rights for the purpose of property development are not amortized. Other costs are allocated to units within a project based on the ratio of the sales value of units to the estimated total sales value.

2.11 Capitalization of interest

In accordance with ASC 360, Property, Plant and Equipment, interest incurred during construction is capitalized to properties under development. For the three and six months ended June 30, 2018 and 2017, $nil and $nil were capitalized as properties under development, respectively.

2.12 Advertising expenses

Advertising costs are expensed as incurred, or the first time the advertising takes place, in accordance with ASC 720-35, Advertising Costs. For the three and six months ended June 30, 2018 and 2017, the Company recorded advertising expenses of $nil and $nil, respectively.

2.13 Share-based compensation

The Company grants restricted shares to its non-employee consultants. Awards granted to non-employees are measured at fair value at the earlier of the commitment date or the date the services are completed, and are recognized using graded vesting method over the period the service is provided.

2.14 Income taxes

Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. As part of the process of preparing unaudited condensed consolidated financial statements, the Company is required to estimate its income taxes in each of the jurisdictions in which it operates. The Company accounts for income taxes using the liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the unaudited condensed consolidated financial statements at each year-end and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates applicable for the differences that are expected to affect taxable income.

The Company adopts a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation process, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. As of June 30, 2018 and December 31, 2017, the Company did not have any uncertain tax position.

2.15 Land Appreciation Tax (“LAT”)

In accordance with the relevant taxation laws in the PRC, the Company is subject to LAT based on progressive rates ranging from 30% to 60% on the appreciation of land value, which is calculated as the proceeds of sales of properties less deductible expenditures, including borrowing costs and all property development expenditures. LAT is prepaid at 1% to 2% of the pre-sales proceeds each year as required by the local tax authorities, and is settled generally after the construction of the real estate project is completed and majority of the units are sold. The Company provides LAT as expensed when the related revenue is recognized based on estimate of the full amount of applicable LAT for the real estate projects in accordance with the requirements set forth in the relevant PRC laws and regulations. LAT would be included in income tax expense in the statements of operations and comprehensive income (loss).

28

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the unaudited condensed FINANCIAL STATEMENTS

2.16 Earnings (loss) per share

Basic earnings (loss) per share is computed using the weighted average number of common shares outstanding during the year. Diluted earnings per share is computed using the weighted average number of common shares and potential common shares outstanding during the period for convertible notes under if-convertible method, if dilutive. Potential common shares are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded.

2.17 Comprehensive loss

Comprehensive loss includes net income (loss) and foreign currency adjustments. Comprehensive loss is reported in the unaudited condensed consolidated statements of operations and comprehensive loss. Accumulated other comprehensive loss, as presented on the unaudited condensed consolidated balance sheets are the cumulative foreign currency translation adjustments.

2.18 Contingencies

In the normal course of business, the Company is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations and tax matters. In accordance with ASC No. 450 Sub topic 20, “Loss Contingencies”, the Company records accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated.

2.19 Recently issued accounting pronouncements

The Company does not believe other recently issued but not yet effective accounting standards from ASU 2018-11, if currently adopted, would have a material effect of the unaudited condensed consolidated financial position, results of operation and cash flows.

3. Risks

(a) Liquidity risk

The Company is exposed to liquidity risk which is risk that it is unable to provide sufficient capital resources and liquidity to meet its commitments and business needs. Liquidity risk is controlled by the application of financial position analysis and monitoring procedures.

(b) Foreign currency risk

A majority of the Company’s operating activities and a significant portion of the Company’s assets and liabilities are denominated in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the Peoples’ Bank of China (“PBOC”) or other authorized financial institutions at exchange rates quoted by PBOC. Approval of foreign currency payments by the PBOC or other regulatory institutions requires submitting a payment application form together with suppliers’ invoices and signed contracts. The value of RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market.

29

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the Unaudited condensed FINANCIAL STATEMENTS

4. OTHER assets and receivables

Other assets and receivables as of June 30, 2018 and December 31, 2017 consisted of:

	June 30, 2018	December 31, 2017
	(Unaudited)
Deposits	$1,351	$845
Other receivables	36,602	2,000
Underwriting commission deposit	1,600,000	1,600,000
Rent deposit	13,228	29,580
Prepaid share-based compensation expenses	-	110,057
Excessive business tax and related urban construction and education surcharge	1,664,705	1,722,639
Excessive land appreciation tax	966,552	983,296
	$4,282,438	$4,448,417

Business tax and LAT are payable each year at 5% and 1% - 2% respectively of customer deposits received. The Company recognizes sales related business tax and LAT in the income statement to the extent that they are proportionate to the revenue recognized each period. Any excessive amounts of business and LAT liabilities recognized at period-end pursuant to tax laws and regulations over the amounts recognized in the income statement are capitalized in prepayments and will be expensed in subsequent periods.

5. REAL ESTATE PROPERTY COMPLETED

The account balance and components of the real estate property completed were as follow:

	June 30, 2018	December 31, 2017
Properties completed	(Unaudited)
Wuhan Centre China Grand Steel Market
Costs of land use rights	$7,569,034	$7,700,150
Other development costs	23,391,896	23,797,108
	$30,960,930	$31,497,258

As of June 30, 2018, the sole and wholly owned developing project of the Company is called Wuhan Centre China Grand Steel Market (Phase 1) Commercial Building in the south of Hans Road, Wuhan Yangluo Economic Development Zone with approximately 222,496.6 square meters of total construction area. Since June 2009, the Company commenced the construction of the project that funded through a combination of bank loans and advances from shareholders. The Company has obtained certificates representing titles of the land use rights used for the development of the project. As of June 30, 2018, the Company has completed the construction of four buildings covering area of approximately 35,350.4 square meters of construction area. The Company values the real estate assets based on estimates using present value by quoted prices for comparable real estate projects.

30

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the unaudited condensed FINANCIAL STATEMENTS

6. REAL ESTATE PROPERTIES AND LAND LOTS UNDER DEVELOPMENT

The components of real estate properties and land lots under development were as follows:

	June 30, 2018	December 31, 2017
Properties under development	(Unaudited)
Wuhan Centre China Grand Steel Market
Costs of land use rights	$9,128,503	$9,286,634
Other development costs	39,026,496	39,592,579
Land lots undeveloped
Costs of land use rights	310,516,435	315,895,430
	$358,671,434	$364,774,643

The investments in undeveloped land were acquired in September, 2007. The Company leases the land under land use right leases with various terms from the PRC government, and does not have ownership of the underlying land.

As of June 30, 2018, the Company has six buildings under development of the project described in Note 5 covering area of approximately 57,450.4 square meters of construction area.

Land use right with net book value of $177,811,218, including in real estate held for development and land lots undeveloped were pledged as collateral for the financial institution loan as at June 30, 2018. (See Note 10)

7. Property and Equipment

The Company’s property and equipment used to conduct day-to-day business are recorded at cost less accumulated depreciation. Depreciation expenses are calculated using straight-line method over the estimated useful life with 5% of estimated salvage value below:

	Useful life years	June 30, 2018	December 31, 2017
		(Unaudited)
Fixture, furniture and office equipment	5	$64,276	$65,205
Vehicles	5	459,761	527,270
Less: accumulated depreciation		(481,847)	(529,762)
Property and equipment, net		$42,190	$62,713

Depreciation expense totaled $6,952 and $6,163, respectively for the three months ended June 30, 2018 and 2017. Depreciation expense totaled $11,221 and $20,176, respectively for the six months ended June 30, 2018 and 2017.

8. OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities as of June 30, 2018 and December 31, 2017 consisted of:

	June 30, 2018	December 31, 2017
	(Unaudited)
Salaries payable	$1,623,775	$1,036,582
Compensation payable to consultants	107,000	427,321
Business tax and related urban construction and education surcharge	12,130	20,492
Deposits from contractors	164,687	167,540
Interest payable on convertible bond	13,903,038	12,197,260
Interest payable on loans	6,005,953	4,783,350
	$21,816,583	$18,632,545

31

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the unaudited condensed FINANCIAL STATEMENTS

9. REAL ESTATE PROPERTY REFUND AND COMPENSATION PAYABLe

During the years 2012 and 2011, the Company signed 443 binding agreements of sales of commercial offices of the project with floor area of 22,790 square meters to unrelated purchasers (the transactions or the real estate sales transactions). The Company received deposits and considerations from the purchasers as required by the agreements. The construction commenced in the 2010, which was originally expected to be delivered to customers in late of 2012. No revenue was recognized from the sales of the commercial offices due to the reason stated below.

Owing to commercial reasons, the Company decided to terminate the agreements made for the sale of the real estate properties in relation to the project of Wuhan Centre China Grand Market. According to the agreements of sales, the Company is obliged to compensate the purchaser at a rate equal to 6% per annum or 0.05% per day on the deposits paid. In the three months ended June 30, 2018 and 2017, the Company incurred $367,101 and $356,160 respectively compensation expenses which were included in general and administrative expenses. In the six months ended June 30, 2018 and 2017, the Company incurred $745,029 and $700,446 respectively compensation expenses which were included in general and administrative expenses.

As at June 30, 2018, 375 out of 443 agreements were cancelled, and no completed office (or real estate certificate) has been delivered to the purchaser. The Company is still in the progress of negotiating with the purchasers for the cancellation of the remaining agreements. The directors of the Company are of the opinion that almost all of the purchasers will accept the cancellation. If any of the purchasers insist on the execution of the agreement, the Company will accept.

Real estate property refund and compensation payable represent the amount of customer deposits received and the compensation calculated in accordance with the provisions in the sales agreements. The payable consists of the followings:

	June 30, 2018	December 31, 2017
	(Unaudited)
Property sales deposits	$19,766,261	$20,108,667
Compensation	8,617,717	8,037,934
	$28,383,978	$28,146,601

10. Loans payable

Bank name	Term	June 30, 2018	December 31, 2017
		(Unaudited)
China Construction Bank	From May 30, 2014 to May 29, 2020	$43,468,407	$44,221,399

Loans are floating rate loans whose rates (2018: 6% per annum and 2017: 6% per annum) are set at 5% above the over 5 years base borrowing rate stipulated by the People’s Bank of China. Interest expenses incurred on loans payable for the three months ended June 30, 2018 and 2017 were $667,994 and $653,520, respectively. Interest expenses incurred on loans payable for the six months ended June 30, 2018 and 2017 were $1,355,690 and $1,270,822, respectively.

Land use rights with net book value of $177,811,218, including in real estate held for development and land lots under development were pledged as collateral for the loan as at June 30, 2018.

The aggregate maturities of loans payable of each of years subsequent to June 30, 2018 are as follows:

(Unaudited)
2019	$34,403,046
2020	9,065,361
$43,468,407

32

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO thE unaudited condensed FINANCIAL STATEMENTS

11. CONVERTIBLE NOTEs

On December 19, 2015, the Company issued an 8% convertible note in the principal amount of $150,000,000 to Jasper, a related party, in the Share Exchange (see Note 1). The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is December 19, 2018.

On December 31, 2015, pursuant to the terms and conditions of the Agreements, Jasper, financed the Purchaser for the Sale by reducing Company’s financial obligations under the Note by an aggregate of $75,000,000 (see Note 1). As a result of the Sale, the outstanding balance due to Jasper under the Note was $75,000,000 plus any accrued interest.

On February 5, 2018, the Company issued a non-interest convertible note in the principal amount of $4,100,000 to Iliad Research and Trading L.P., with 1,000,000 OID. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is February 4, 2019.

On March 14, 2018, the Company issued an 8% convertible note in the principal amount of $526,315 to Eagle Equities LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is March 14, 2019.

On March 14, 2018, the Company issued an 8% convertible note in the principal amount of $526,315 to Adar Bays LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is March 14, 2019.

On April 5, 2018, the Company issued an 8% convertible note in the principal amount of $270,000 to GS Capital Partners LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is May 5, 2019.

On April 16, 2018, the Company issued an 8% convertible note in the principal amount of $300,000 to Auctus Fund LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is April 16, 2019.

On April 17, 2018, the Company issued an 8% convertible note in the principal amount of $115,000 to TFK Investment LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is April 17, 2019.

On April 17, 2018, the Company issued an 8% convertible note in the principal amount of $115,000 to Crown Bridge Partners LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is April 17, 2019.

On May 16, 2018, the Company issued an 8% convertible note in the principal amount of $57,500 to Crown Bridge Partners LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is May 16, 2019.

33

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO THE unaudited condensed FINANCIAL STATEMENTS

On May 18, 2018, the Company issued an 8% convertible note in the principal amount of $214,000 to Geneva Roth Remark Holdings LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is May 18, 2019.

On June 12, 2018, the Company issued an 8% convertible note in the principal amount of $526,315 to Eagle Equities LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is June 12, 2019.

On June 12, 2018, the Company issued an 8% convertible note in the principal amount of $526,315 to Adar Bays LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is June 14, 2019.

On June 15, 2018, the Company issued an 8% convertible note in the principal amount of $270,000 to GS Capital Partners LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is June 15, 2019.

On June 15, 2018, the Company issued an 8% convertible note in the principal amount of $115,789 to Crossover Capital Fund I Inc. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is June 15, 2019.

On June 19, 2018, the Company issued an 8% convertible note in the principal amount of $300,000 to Auctus Fund LLC. The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is June 19, 2019.

There was no beneficial conversion feature attributable to the Note as the set conversion price of the Note was greater than the fair value of the common share price at the date of issuance. The Company has accounted for the Note in accordance with ASC 470-20, as a single instrument as a non-current liability. The Note is initially carried at the gross cash received at the issuance date.

The interest expense for the convertible note included in the unaudited condensed consolidated statements of operations was $1,540,521 and $1,500,000, respectively, for the three months ended June 30, 2018 and 2017. The interest expense for the convertible note included in the unaudited condensed consolidated statements of operations was $3,044,673 and $3,000,000, respectively, for the six months ended June 30, 2018 and 2017.

The interest payable for the convertible notes included in the unaudited condensed consolidated balance sheets was $13,903,038 and $12,197,260, respectively as at June 30, 2018 and December 31, 2017.

There was no redemption of convertible notes for the six months ended June 30, 2018, and December 31, 2017.

12. Employee Retirement Benefit

The Company has made employee benefit contribution in accordance with Chinese relevant regulations, including retirement insurance, unemployment insurance, medical insurance, work injury insurance and birth insurance. The Company recorded the contribution in the salary and employee charges when incurred. The contributions made by the Company were $3,928 and $23,874 respectively, for the three months ended June 30, 2018 and 2017. The contributions made by the Company were $7,866 and $55,008 respectively, for the six months ended June 30, 2018 and 2017.

34

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the unaudited condensed FINANCIAL STATEMENTS

13. INCOME TAXES

The Company was incorporated in the state of Nevada. Under the current law of Nevada, the Company is not subject to state corporate income tax. No provision for federal corporate income tax has been made in the financial statements as there are no assessable profits.

Energetic Mind was incorporated in the British Virgin Islands (“BVI”). Under the current law of the BVI, Energetic Mind is not subject to tax on income.

Ricofeliz Capital was incorporated in Hong Kong. No provision for Hong Kong profits tax has been made in the financial statements as there are no assessable profits.

Wuhan Newport was incorporated in the PRC, is governed by the income tax law of the PRC and is subject to PRC enterprise income tax (“EIT”). The EIT rate of PRC is 25%.

Income tax expenses for the three and six months ended June 30, 2018 and 2017 are summarized as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Current	$-	$-	$-	$-
Deferred tax benefit	293,058	257,254	573,401	541,757
	$293,058	$257,254	$573,401	$541,757

A reconciliation of the income tax benefit determined at the PRC EIT income tax rate to the Company’s effective income tax benefit is as follows:

	June 30,
	2018	2017
	(Unaudited)	(Unaudited)
EIT at the PRC statutory rate of 25%	$1,925,731	$1,478,908
Valuation allowance	(1,352,330)	(937,151)
	$573,401	$541,757

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the three and six months ended June 30, 2018, and year ended December 31, 2017, the Company had no unrecognized tax benefits.

The Company does not anticipate any significant increase to its liability for unrecognized tax benefit within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense.

Deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the unaudited condensed consolidated financial statements at each year-end and tax loss carry forwards. The tax effects of temporary differences that give rise to the following approximate deferred tax assets and liabilities as of June 30, 2018 and December 31, 2017 are presented below.

	June 30, 2018	December 31, 2017
	(Unaudited)
Deferred tax assets
Operating loss carry forward	$491,598	$430,939
Excess of interest expenses	2,873,295	2,533,387
Accrued expenses	2,942,584	2,891,299
	$6,307,477	$5,855,625

The Company had net operating losses carry forward of $1,966,394 as of June 30, 2018 which will expire on various dates between December 31, 2018 and 2022.

35

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO the Unaudited condensed FINANCIAL STATEMENTS

14. loss per share

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Numerator:
Net loss for basic and diluted loss per share	$(4,079,535)	$(2,784,131)	$(7,129,522)	$(5,373,873)

Denominator:
Weighted average number of common shares outstanding-basic and diluted	172,369,666	172,269,446	172,357,126	204,866,131

Basic and diluted loss per share	$(0.02)	$(0.02)	$(0.04)	$(0.03)

Common shares of 9,815,981 resulting from the assumed conversion of 8% Convertible Note (Note 11) were excluded from the calculation of diluted loss per share for the three and six months ended June 30, 2018 as their effect is anti-dilutive.

15. Related Party Transactions

15.1 Nature of relationships with related parties

Name	Relationships with the Company
Mr Zhao Weibin	Officer
Mr Liu Xiangyao	Director
Jasper Lake Holdings Limited	Controlling stockholder

15.2 Related party balances and transactions

Amount due to Mr Zhao Weibin were $124,090 and $126,240 respectively as at June 30, 2018 and December 31, 2017. The amount is unsecured, interest free and does not have a fixed repayment date.

A summary of changes in the amount due to Mr Zhao Weibin is as follows:

	June 30, 2018	December 31, 2017
	(Unaudited)
At beginning of period	$126,240	$118,263
Exchange difference adjustment	(2,150)	7,977
At end of period	$124,090	$126,240

36

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO THE unaudited condensed FINANCIAL STATEMENTS

Amount due to Mr Liu Xiangyao were $31,539,222 and $35,821,264 respectively as at June 30, 2018 and December 31, 2017. The amount is unsecured, interest free and does not have a fixed repayment date.

A summary of changes in the amount due to Mr Liu Xiangyao is as follows:

	June 30, 2018	December 31, 2017
	(Unaudited)
At beginning of period	$35,821,264	$31,751,959
Advances from the director	265,714	2,129,589
Repayment to the director	(3,004,712)	(22,402)
Exchange difference adjustment	(1,543,044)	1,962,118
At end of period	$31,539,222	$35,821,264

As at June 30, 2018 and December 31, 2017, the outstanding balance due to Jasper under the convertible note was $75,000,000 plus any accrued interest. The interest payable to Jasper were $13,858,364 and $12,197,260 as at June 30, 2018 and December 31, 2017, respectively. Details of the convertible note are stated in Note 11.

A summary of changes in the interest payable to Jasper is as follows:

	June 30, 2018	December 31, 2017
	(Unaudited)
At beginning of period	$12,197,260	$6,197,260
Repayment	(1,338,896)	-
Interest expense	3,000,000	6,000,000
At end of period	$13,858,364	$12,197,260

37

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO THE unaudited condensed FINANCIAL STATEMENTS

16. SHARE-BASED COMPENSATION EXPENSES

On December 27, 2015, the Company granted 317,345 and 340,555 shares of the Company’s restricted common stock to a number of consultants, in exchange for its legal and professional services to the Company for the years ended December 31, 2015 and 2016, respectively. These shares were valued at $5.70 per share, the closing bid price of the Company’s common stock on the date of grant. Total compensation expense recognized in the general and administrative expenses of the unaudited condensed consolidated statement of operations for the year ended December 31, 2015 was $1,808,867. Total compensation expense of approximately $1,941,163 was recognized in 2016. The shares attributable to fiscal 2015 and 2016 were issued on December 30, 2015.

On January 25, 2016, the Company granted 15,000 shares of the Company’s restricted common stock to a consultant, in exchange for its legal and professional services to the Company for the year 2016. These shares were valued at $4.90 per share, the closing bid price of the Company’s common stock on the date of grant. This compensation expense of approximately $73,500 was recognized in 2016.

On May 5, 2017, the Company entered into an employment agreement with Mr. Tsz-Kit Chan (“Mr Chan”) to serve as the Company’s Chief Financial Officer, The agreement provides that the Company will grant 100,000 shares of the Company’s common stock for his first year of employment. As at June 30, 2018, the Company had not issued the shares and these shares were valued at $11.36 per share. The Company recognized $768,915 and $565,721 respectively for the three and six months ended June 30, 2018.

During the period from July to September 2017, on several different dates, the Company granted a total of 75,000 restricted shares of common stock to several consultants, in exchange for their legal and professional services to the Company for the period between July 2017 and June 2018. These shares were valued at the closing bid price of the Company’s common stock on the dates of grant. The compensation expense recognized in the general and administrative expenses of the consolidated statement of operations for the year ended December 31, 2017 was $807,683. The remaining compensation expense $110,057 was recognized during the six months ended June 30, 2018.

On May 12, 2017, the Company entered into an agreement with Buckman, Buckman & Reid, Inc., where the Company granted 70,000 shares of the Company’s common stock for services rendered by Buckman, Buckman & Reid, Inc. As at June 30, 2018, the Company had issued 45,000 shares valued at $4.60 per share. The unissued 25,000 shares of common stock were valued at $11.36 per share. The Company recognized $23,300 for the three months ended June 30, 2018. For the six months ended June 30, 2018, the Company reversed compensation expenses of $113,321 due to the changes in the fair value of the unissued shares.

For the three months ended June 30, 2018 and 2017, the Company recorded share-based compensation expenses of $902,272 and $198,740, respectively. Total share-based compensation expenses recognized in the general and administrative expenses of the unaudited condensed consolidated statements of operations for the six months ended June 30, 2018 and 2017 were $562,457 and $198,740 respectively.

38

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO THE unaudited condensed FINANCIAL STATEMENTS

17. Concentration of Credit Risks

As of June 30, 2018 and December 31, 2017, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in China and the US, which management believes are of high credit quality.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

No customer accounted for more than 10% of total accounts receivable as of June 30, 2018 and December 31, 2017.

18. Commitments and Contingencies

Operating lease commitments

For the three months ended June 30, 2018 and 2017, rental expenses under operating leases were $29,287 and $28,185, respectively. For the six months ended June 30, 2018 and 2017, rental expenses under operating leases were $51,472 and $46,185, respectively.

On April 1, 2017, the Company made a lease agreement with 41 John Street Equities LLC. The term of the lease is one year, beginning on April 1, 2017 and ending on March 31, 2018. The Company made a one-time full payment of $96,135 including security deposit for the entire leasing period.

On January 16, 2018, the Company extended the lease agreement with 41 John Street Equities LLC to March 31, 2019. The future obligations for operating leases for each year subsequent to June 30, 2018 are as follows:

(Unaudited)
2019	$66,555
2020 and thereafter	-
Total minimum payment required	$66,555

39

YANGTZE RIVER PORT & LOGISTICS LIMITED

NOTES TO THE unaudited condensed FINANCIAL STATEMENTS

Legal proceeding

The Company is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the management, is likely to have a material adverse effect on the business, financial condition or results of operations.

The Company did not identify any commitment and contingency as of June 30, 2018.

19. RESTRICTED NET ASSETS

PRC laws and regulations permit payments of dividends by the Company’s subsidiary incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Company’s subsidiary incorporated in the PRC are required to annually appropriate 10% of their net income to the statutory reserve prior to payment of any dividends, unless such reserve have reached 50% of their respective registered capital. In addition, registered share capital and capital reserve accounts are also restricted from withdrawal in the PRC, up to the amount of net assets held in each subsidiary. As a result of the restrictions described above and elsewhere under PRC laws and regulations, the Company’s subsidiary incorporated in the PRC are restricted in their ability to transfer a portion of their net assets to the Company in the form of dividends or advances from PRC subsidiary. Such restriction amounted to $283,062,184 and $289,656,431 respectively as of June 30, 2018 and December 31, 2017. Except for the above, there is no other restriction on the use of proceeds generated by the Company’s subsidiary to satisfy any obligations of the Company.

20. GOING CONCERN

As shown in the accompanying financial statements, the Company has sustained recurring losses and negative cash flows from operations. Over the past years, the Company has been funded through a combination of bank loans and advances from shareholders. On January 29, 2016, the Company received an undertaking commitment letter provided by the Company’s majority shareholder who is willing to provide sufficient funding on an as-needed basis. In addition, the Company plans to dispose of the existing developed real estate properties with market value of approximately $42 million when the Company needs cash flows. The Company believes that, as a result of these, it currently has sufficient cash and financing commitments to meet its funding requirements for a reasonable period of time.

21. SUBSEQUENT EVENTS

The management evaluated all events subsequent to the balance sheet date through the date the condensed consolidated financial statements were available to be issued. There are no significant matters to make material adjustments or disclosure in the condensed consolidated financial statements.

40

Results of Operations

Comparison of Three Months and Six Months Ended June 30, 2018 and 2017

The following table sets forth the results of our operations for the three and six months indicated in U.S. dollars.

	(Unaudited) For the Three Months Ended June 30,		(Unaudited) For the Six Months Ended June 30,
	2018	2017	2018	2017

Revenue	$-	$-	$-	$-
Costs of revenue	-	-	-	-
Gross profit	-	-	-	-

Operating expenses
Selling expenses	-	-	-	-
General and administrative expenses	2,145,925	911,219	3,295,013	1,658,425
Total operating expenses	2,145,925	911,219	3,295,013	1,658,425

Loss from operations	(2,145,925)	(911,219)	(3,295,013)	(1,658,425)

Other income (expenses)
Other income	-	-	1,543	-
Other expenses	(9,080)	(830)	(9,080)	(851)
Interest income	71	92	93	130
Interest expenses	(2,217,659)	(2,129,428)	(4,400,466)	(4,256,484)
Total other expenses	(2,226,668)	(2,130,166)	(4,407,910)	(4,257,205)

Loss before income taxes	(4,372,593)	(3,041,385)	(7,702,923)	(5,915,630)
Income taxes benefits	293,058	257,254	573,401	541,757
Net loss	$(4,079,535)	$(2,784,131)	$(7,129,522)	$(5,373,873)

Other comprehensive income
Foreign currency translation adjustments	(15,499,554)	4,387,372	(4,866,681)	6,618,014
Comprehensive loss	$(19,579,089)	$1,603,241	$(11,996,203)	$1,244,141

Loss per share - basic and diluted	$(0.02)	$(0.02)	$(0.04)	$(0.03)

Weighted average shares outstanding - basic and diluted	172,369,666	172,269,446	172,357,126	204,866,131

Revenue.

We did not generate any revenue from the sales of real estate property for the three and six months ended June 30, 2018 and 2017. In addition, since our Logistics Center is still in its development stage, it is is not yet operational and we have not started providing any logistics service within our port terminal and have not generated any revenue from providing such services.

41

Cost of revenue.

During the three and six months ended June 30, 2018 and 2017, our cost of goods sold was $nil.

Gross profit.

Our gross margin was $nil for the three and six months ended June 30, 2018 and 2017.

Selling expenses.

Selling expenses was $nil for the three and six months ended June 30, 2018 and 2017.

General and administrative expenses.

Our general and administrative expenses consist of salaries, office expenses, utilities, business travel, amortization expenses (including legal expenses, accounting expenses and other professional service expenses) and stock compensation. For the three months ended June 30, 2018, general and administrative expenses were $2,145,925, compared to $911,219 for the three months ended June 30, 2017, an increase of $1,234,706 or 135.5%. General and administrative expenses were $3,295,013 for the six months ended June 30, 2018, compared to $1,658,425 for the six months ended June 30, 2017, an increase of $1,636,588 or 98.7%. The increase was primarily due to an increase in legal and professional services, and the increase in share-based compensation.

Loss from operations.

As a result of the factors described above, for the three months ended June 30, 2018, operating loss was $2,145,925, compared to operating loss of $911,219 for the three months ended June 30, 2017, an increase of operating loss of $1,234,706, or approximately 135.5%. Operating loss was $3,295,013 for the six months ended June 30, 2018, compared to operating loss of $1,658,425 for the six months ended June 30, 2017, an increase of operating loss of $1,636,588, or approximately 98.7%.

Other expenses.

For the three months ended June 30, 2018, other expenses totaling $2,226,668, compared to other expense totaling $2,130,166 for the three months ended June 30, 2017. The other expenses mainly comprise interest expenses. Interest expenses were $2,217,659 for the three months ended June 30, 2018, compared to $2,129,428 for the three months ended June 30, 2017, an increase of $88,231 or 4.1%. We had other expenses totaling $4,407,910 for the six months ended June 30, 2018, compared to other expense totaling $4,257,205 for the six months ended June 30, 2017. Interest expenses were $4,400,466 for the six months ended June 30, 2018, compared to $4,256,484 for the six months ended June 30, 2017, an increase of $143,982 or 3.4%.

Income tax.

For the three months ended June 30, 2018, income tax benefit was $293,058, compared to $257,254 for the three months ended June 30, 2017. We received an income tax benefit of $575,401 for the six months ended June 30, 2018, compared to $541,757 for the six months ended June 30, 2017.

Net loss.

As a result of the factors described above, for the three months ended June 30, 2018, net loss from operations was $4,079,535, compared to net loss of $2,784,131 for the three months ended June 30, 2017, an increase in loss of $1,295,404 or 46.5%. Our net loss from operations for the six months ended June 30, 2018 was $7,129,522, compared to net loss of $5,373,873 for the six months ended June 30, 2017, an increase in loss of $1,755,649 or 32.7%.

42

Foreign currency translation.

Our financial statements are expressed in U.S. dollars but the functional currency of our operating subsidiary is RMB. Results of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period and equity is translated at historical exchange rates. Translation adjustments resulting from the process of translating the financial statements denominated in RMB into U.S. dollars are included in determining comprehensive income. Our foreign currency translation loss for the three and six months ended June 30, 2018 was $15,499,554 and $4,866,681 respectively, compared to a foreign currency gain of $4,387,372 and $6,618,041 for the three and six months ended June 30, 2017. The changes reflect the significant depreciation of RMB to U.S. dollars for the three and six months ended June 30, 2018.

Net loss available to common stockholders.

For the three months ended June 30, 2018, net loss available to our common stockholders was $0.02 per share (basic and diluted), compared to net loss of the $0.02 per share (basic and diluted), for the three months ended June 30, 2017. Net loss available to our common stockholders was $0.04 per share (basic and diluted), for the six months ended June 30, 2018, compared to net loss of the $0.03 per share (basic and diluted), for the six months ended June 30, 2017.

Liquidity and Capital Resources

The following table sets forth a summary of our cash flows for the six months indicated:

	Six Months Ended June 30,
	2018	2017
Net Cash Used in Operating Activities	$3,393,980	$834,457
Net Cash Used in Investing Activities	$-	$-
Net Cash Provided by Financing Activities	$3,465,326	$864,821

We had a balance of cash and cash equivalents of $129,192 as of June 30, 2018. We have historically funded our working capital needs through advance payments from customers, bank borrowings, and capital from stockholders. Our working capital requirements are influenced by the state and level of our operations, and the timing of capital needed for projects.

Operating Activities. Net cash used in operating activities was $3,393,980 for the six months ended June 30, 2018, compared to net cash used in operating activities of $834,457 for the six months ended June 30, 2017, an increase of $2,559,523.

The increase in net cash used in operating activities was primarily contributed by the following factors:

●	Changes in other payables and accrued liabilities provided $3,083,715 cash inflow for the six months ended June 30, 2018, compared to other payables and accrued liabilities contributing $4,198,971 cash inflow for the six months ended June 30, 2017, which led to an increase of $1,115,256 in net cash outflow.

●	We have net loss of $7,129,522 for the six months ended June 30, 2018, compared to net loss of $5,373,873 for the six months ended June 30, 2017, which led to an increase of $1,755,649 in net cash outflow.

Investing Activities. Net cash used in investing activities was $nil for each of the six months ended June 30, 2018 and 2017.

Financing Activities. Net cash provided by financing activities were $3,465,326 for the six months ended June 30, 2018, compared to net cash of $864,821 provided by financing activities for the six months ended June 30, 2017, representing an increase of $2,600,505 in cash inflow. The increase was primarily because we had issued several notes generating $7,195,428 cash inflow, and paid back $3,000,000 to related parties for the six months ended June 30, 2018. We had no proceeds from such notes for the six months ended June 30, 2017.

43

44

中正達會計師事務所有限公司 Centurion ZD CPA Limited Certified Public Accountants (Practising)

Unit 1304, 13/F, Two Harbourfront, 22 Tak Fung Street, Hunghom, Hong Kong.

香港 紅磡 德豐街22號 海濱廣場二期 13樓1304室

Tel 電話: (852) 2126 2388 Fax 傳真: (852) 2122 9078

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of

Yangtze River Port and Logistics Limited (fka Yangtze River Development Limited)

Opinion on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated balance sheets of Yangtze River Port and Logistics Limited (the “Company”) as of December 31, 2017, 2016 and 2015, and the related consolidated statements of operations and comprehensive loss, changes in owners’ equity and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes (collectively referred to as the “financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, 2016 and 2015, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control - Integrated Framework (2013) issued by the COSO.

Basis for Opinion

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinion.

45

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis.

Certain control deficiencies existed in the internal control over financial reporting as of December 31, 2017, including (1) lack of adequate policies and procedures in internal audit function, which resulted in lack of communication between internal audit department and the Audit Committee and the Board of Directors; (2) insufficient internal audit work to ensure that the Company’s policies and procedures have been carried out as planned; (3) lack of sufficient full-time accounting staff that have experience and knowledge in identifying and resolving complex accounting issues under U.S. Generally Accepted Accounting Principles (“GAAP”); and (4) lack of sufficient accounting personnel which would provide segregation of duties within the internal control procedures to support the accurate reporting of the Company’s financial results. These material weaknesses were considered in determining the nature, timing, and extent of audit tests applied in our audit of the 2017 financial statements.

/s/ Centurion ZD CPA Ltd.

Centurion ZD CPA Ltd. (fka DCAW (CPA) Ltd. as successor to Dominic K.F. Chan & Co.)

Hong Kong

March 9, 2018

We have served as the Company’s auditor since 2015.

46

YANGTZE RIVER PORT AND LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

consolidated Balance Sheets

	December 31, 2017	December 31, 2016

ASSETS
Cash and cash equivalents	$58,414	$63,092
Other assets and receivables	4,448,417	4,151,752
Real estate property completed	31,497,258	29,507,108
Real estate properties and land lots under development	364,774,643	341,427,234
Property and equipment, net	62,713	89,742
Deferred tax assets	5,855,625	4,472,581
Total Assets	$406,697,070	$379,711,509

LIABILITIES AND EQUITY
Liabilities
Accounts payable	5,499,177	5,159,212
Due to related parties	35,947,504	31,870,222
Other taxes payable	13,321	49,918
Other payables and accrued liabilities	18,632,545	8,985,719
Real estate property refund and compensation payables	28,146,601	24,997,563
Convertible note	75,000,000	75,000,000
Loans payable	44,221,399	41,456,074
Total Liabilities	$207,460,547	$187,518,708

Equity
Preferred stock at $0.0001 par value; 100,000,000 shares authorized; none issued or outstanding	$-	$-
Common stock at $0.0001 par value; 500,000,000 shares authorized; 172,344,446 and 272,269,446 shares respectively issued and outstanding at December 31, 2017 and 2016	17,234	27,227
Additional paid-in capital	243,614,178	242,696,445
Accumulated losses	(41,238,467)	(28,989,090)
Accumulated other comprehensive loss	(3,156,422)	(21,541,781)
Total Equity	$199,236,523	$192,192,801
Total Liabilities and Equity	$406,697,070	$379,711,509

See notes to the consolidated financial statements

47

YANGTZE RIVER PORT AND LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

consolidated Statements of OPERATIONS and Comprehensive LOSS

	For the Years Ended December 31,
	2017	2016	2015

Revenue	$-	$-	$-
Costs of revenue	-	-	-
Gross profit	-	-	-

Operating expenses
Selling expenses	-	2,348	11,577
General and administrative expenses	5,076,347	5,446,175	4,547,646
Total operating expenses	5,076,347	5,448,523	4,559,223

Loss from operations	(5,076,347)	(5,448,523)	(4,559,223)

Other income (expenses)
Other income	8,145	3,587	868
Other expenses	(861)	(174)	(3,231)
Interest income	296	229	55
Interest expenses	(8,221,483)	(8,424,794)	(3,199,031)
Total other expenses	(8,213,903)	(8,421,152)	(3,201,339)

Loss before income taxes	(13,290,250)	(13,869,675)	(7,760,562)
Income taxes benefits	1,040,873	1,143,595	1,378,700
Net loss	$(12,249,377)	$(12,726,080)	$(6,381,862)

Other comprehensive income
Foreign currency translation adjustments	18,385,359	(19,227,596)	(6,649,917)
Comprehensive Income (loss)	$6,135,982	$(31,953,676)	$(13,031,779)

Loss per share - basic and diluted	$(0.06)	$(0.07)	$(0.04)

Weighted average shares outstanding
Basic	188,465,024	177,459,678	151,682,554
Diluted	193,745,496	177,459,678	151,682,554

See notes to the consolidated financial statements

48

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

consolidated Statements of CHANGES IN Equity

	Common stock		Additional		Accumulated other
	Number of shares	Amount	paid-in capital	Accumulated losses	comprehensive (loss) income	Total

Balance, January 1, 2015	151,000,000	$15,100	$27,955,331	$(9,881,148)	$4,335,732	$22,425,015

Forgiveness of loan from Wuhan Renhe	-	-	285,413,074	-	-	285,413,074
Effect of share exchange	20,596,546	2,060	(86,182,521)	-	-	(86,180,461)
Restricted shares issued for services	657,900	65	3,749,965	-	-	3,750,030
Extinguishment of debt with a former officer	-	-	11,687,098	-	-	11,687,098
Net loss	-	-	-	(6,381,862)	-	(6,381,862)
Foreign currency translation adjustment	-	-	-	-	(6,649,917)	(6,649,917)

Balance, December 31, 2015	172,254,446	$17,225	$242,622,947	$(16,263,010)	$(2,314,185)	$224,062,977

Restricted shares issued for services	15,000	2	73,498	-	-	73,500
Issuance of shares	100,000,000	10,000	-	-	-	10,000
Net loss	-	-	-	(12,726,080)	-	(12,726,080)
Foreign currency translation adjustment	-	-	-	-	(19,227,596)	(19,227,596)

Balance, December 31, 2016	272,269,446	27,227	242,696,445	(28,989,090)	(21,541,781)	192,192,801

Cancellation of shares issued	(100,000,000)	(10,000)	-	-	-	(10,000)
Issuance of shares	75,000	7	917,733	-	-	917,740
Net loss	-	-	-	(12,249,377)	-	(12,249,377)
Foreign currency translation adjustment	-	-	-	-	18,385,359	18,385,359

Balance, December 31, 2017	172,344,446	17,234	243,614,178	(41,238,467)	(3,156,422)	199,236,523

See notes to the consolidated financial statements

49

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

consolidated Statements of Cash Flows

	For the Years Ended December 31,
	2017	2016	2015

Cash Flows from Operating Activities:
Net loss	$(12,249,377)	$(12,726,080)	$(6,381,862)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, and equipment	31,357	62,536	79,064
Loss on disposal of property, and equipment	-	-	3,082
Deferred tax benefit	(1,040,874)	(1,143,595)	(1,378,700)
Share-based compensation expense	1,785,480	2,014,664	1,808,867
Changes in operating assets and liabilities:
Other assets and receivables	(25,580)	-	(1,534,700)
Real estate property completed	-	-	(312,163)
Real estate properties and land lots under development	(307,384)	(367,826)	(778,977)
Accounts payable	(7,500)	(7,553)	-
Other taxes payable	(38,467)	39,139	(13,914)
Other payables and accrued liabilities	8,388,760	8,559,773	2,257,051
Real estate property refund and compensation payables	1,408,234	1,433,737	1,517,110
Net Cash Used In Operating Activities	(2,055,351)	(2,135,205)	(4,735,142)

Cash Flows from Investing Activities:
Purchase of property and equipment	-	(1,851)	(11,733)
Proceeds from disposal of property and equipment	-	-	130
Effect of share exchange	-	-	505,782
Net Cash (Used In) Provided By Investing Activities	-	(1,851)	494,179

Cash Flows from Financing Activities:
Repayment of financial institution loans	(29,590)	(150,532)	(176,599)
Advances from related parties	2,099,650	2,201,144	4,874,761
Repayment to related parties	(21,553)	(361,843)	-
Net Cash Provided By Financing Activities	2,048,507	1,688,769	4,698,162

Effect of Exchange Rate Changes on Cash and Cash Equivalents	2,166	(1,190)	(996)

Net Decrease (Increase) In Cash and Cash Equivalents	(4,678)	(449,477)	456,203
Cash and Cash Equivalents at Beginning of Year	63,092	512,569	56,366
Cash and Cash Equivalents at End of Year	$58,414	$63,092	$512,569

Supplemental Cash Flow Information:
Cash paid for interest expense	$-	$-	$3,001,771
Cash paid for income tax	$-	$-	$-

Supplemental Disclosure of Non-Cash Transactions:
Restricted shares issued for services	$917,740	$73,500	$3,750,030
Cancellation of shares for the Armada transaction	$10,000	$-	$-
Forgiveness of loans from an owner	$-	$-	$285,413,074
Issuance of convertible note	$-	$-	$150,000,000
Reduction of convertible note	$-	$-	$75,000,000

See notes to the consolidated financial statements

50

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

December 31, 2017 and December, 31 2016

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

The consolidated financial statements include the financial statements of Yangtze River Port and Logistics Limited (the “Company” or “Yangtze River”) and its subsidiaries, Energetic Mind Limited (“Energetic Mind”), Ricofeliz Capital (HK) Limited (“Ricofeliz Capital”), and Wuhan Yangtze River Newport Logistics Co., Ltd. (“Wuhan Newport”).

The Company, formerly named as Yangtze River Development Limited, Kirin International Holding, Inc., and Ciglarette, Inc., was incorporated in the State of Nevada on December 23, 2009. The Company was a development stage company and has not generated significant revenue since inception to March 1, 2011.

On March 1, 2011, the Company entered into a share exchange agreement that Kirin China Holding Limited (“Kirin China”) became the Company’s wholly-owned subsidiary. Kirin China engaged in the development and sales of residential and commercial real estate properties, and development of land lots in People’s Republic of China (“China”, or the “PRC”).

On December 19, 2015, the Company completed a share exchange (the “Share Exchange”) with Energetic Mind and all the shareholders of Energetic Mind, whereby Yangtze River acquired 100% of the issued and outstanding capital stock of Energetic Mind, in exchange for 151,000,000 shares of Yangtze River’s common stock, which constituted approximately 88% of its issued and outstanding shares on a fully-diluted basis of Yangtze River immediately after the consummation of the Share Exchange, and an 8% convertible note (the “Note”) in the principal amount of $150,000,000. As a result of the Share Exchange, Energetic Mind became Yangtze River’s wholly-owned subsidiary and Jasper Lake Holdings Limited (“Jasper”), the former shareholder of Energetic Mind, became Yangtze River’s controlling stockholder. The Share Exchange transaction with Energetic Mind was treated as an acquisition, with Energetic Mind as the accounting acquirer and Yangtze River as the acquired party. The financial statements before the date of the Share Exchange are those of Energetic Mind with the results of the Company being condensed consolidated from the date of the Share Exchange.

Energetic Mind owns 100% of Ricofeliz Capital and operates its business through its subsidiary Wuhan Newport.

Wuhan Newport was a wholly owned subsidiary of Wuhan Renhe Group Co., Ltd. (the “Wuhan Renhe”), a company incorporated in the PRC as at September 23, 2002. On July 13, 2015, Wuhan Renhe transferred all of the equity interests of the Company to Ricofeliz Capital, a company incorporated in Hong Kong on March 25, 2015. Ricofeliz Capital was incorporated by Energetic Mind, a company incorporated in British Virgin Islands (“BVI”). Energetic Mind was incorporated by Mr. Liu Xiangyao on January 2, 2015, and was subsequently purchased by various companies incorporated in BVI or the United States of America (“USA”), among whom Jasper became its 64% owner. Jasper was 100% owned by Mr. Liu Xiangyao, a Hong Kong citizen.

The major assets of Wuhan Newport include land lots for developing commercial buildings that are in line with the principal activities of Kirin China.

On December 31, 2015, the Company entered into certain stock purchase and business sale agreements (the “Agreements”) with Kirin Global Enterprises, Inc. (the “Purchaser”), a California corporation and an entity controlled by a former officer and director of the Company whereby the Company sold its interest in certain subsidiaries (see Note 11) for an aggregate of $75,000,002. (the “Sale”).

Pursuant to the terms of the Agreements, Jasper agreed to finance the Sale by reducing Company’s financial obligations of the Note by an aggregate of $75,000,000. In addition, the Purchaser agreed to pay the remaining two dollars in cash.

Upon completion of the Sale, the Company operates its business solely through its subsidiary Wuhan Newport, primarily engaging in the business as a port logistic center located in the middle reaches of the Yangtze River in the PRC.

51

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

1.1 Armada transaction

On October 6, 2016 and November 23, 2016 the Company, by and among Armada Enterprises GP (“Armada”) and Wight International Construction, LLC (“Wight”), entered into (i) a Contribution, Conveyance and Assumption Agreement (“Contribution Agreement”) dated October 3, 2016 and its first and second addendums and (ii) an Amended and Restated Limited Liability Company Agreement dated November 16, 2016 (collectively with the Contribution Agreement, the “Agreements” or “Transaction”), whereby the Company acquired 100 million preferred B membership units, which will be ultimately converted into 100 million LP units in Armada Enterprises LP and in exchange, the Company issued a $500 million convertible promissory note (“Note”) and 50,000,000 shares of the Company’s common stock to Wight. As result of the Transaction and the conversion of the Note on November 17, 2016, Wight owns 100,000,000 shares of the Company’s common stock representing 36.73% of the Company’s voting power; the Company owns 100 million preferred B membership units in Wight representing 62.5% non-voting equity interest in Wight.

Under the terms of the Transaction, at the first closing, Wight was required to provide an aggregate total of $200 million, consisting $50 million in Working Capital and $150 million in Construction Funding, to the Company by January 18, 2017. Wight did not provide the funding on January 18, 2017 and the Company gave Notice of Default and Request for Cure. Wight proposed to provide $50 million in Working Capital on or before February 15, 2017 and secure $150 million in Construction Funding on or before March 15, 2017. Wight failed to provide the $50 million in Working Capital as proposed by February 15, 2017. Therefore, the Company, on February 24, 2017 determined to terminate the Transaction for non-performance by Wight pursuant to the Agreements executed among the Company, Armada and Wight. Pursuant to the Agreements, the termination of the Transaction calls for the immediate return of the 100,000,000 shares of common stock issued by the Company to Wight. On February 27, 2017, the Company issued a Notice of Termination to Wight and demanded the return of the 100,000,000 shares of common stock according to the Agreements. The Company reserves the right to pursue any further legal action with respect to Armada and Wight’s default.

Under the terms of the Armada Agreement, at the first closing, Wight was required to provide an aggregate total of $200 million, $50 million in Working Capital and $150 million in Construction Funding, to us by January 18, 2017. Wight did not provide the funding on January 18, 2017 and we gave Notice of Default and Request for Cure. Wight proposed to provide $50 million in Working Capital on or before February 15, 2017 and secure $150 million in Construction Funding on or before March 15, 2017. Wight failed to provide the $50 million in Working Capital as proposed by February 15, 2017.

On February 24, 2017, due to Wight’s nonperformance and nonpayment of $50 million for the First Financing, the Company decided to unwind Armada Financing. Pursuant to Armada Agreement, the termination of the Armada Agreement calls for the immediate return of the 100,000,000 shares of common stock issued by the Company to Wight. On February 27, 2017, the Company issued a notice of termination of contract to Wight. As at March 1, 2017, the Company cancelled the 100,000,000 shares of common stocks issued to Wight.

1.2 Wuhan EDP transaction

On December 26, 2017, the Company entered into an agreement with shareholders holding 100% of the equity interest of Wuhan Economic Development Port Limited (the “Acquiree” or “Wuhan EDP”) to acquire all the interests of Acquiree; and the Acquiree Shareholders will acquire all the equity interest held by the Company in Energetic Mind Limited, a BVI company and a wholly-owned subsidiary of the Company. Energetic Mind Limited holds 100% interest in Ricofeliz Capital (HK) Ltd., a Hong Kong company that holds 100% capital stock of Wuhan Yangtze River Newport Logistics Co., Ltd., a wholly foreign-owned enterprise formed under the laws of the People’s Republic of China that primarily engages in the business of real estate and infrastructural development with a port logistics center located in Wuhan, Hubei Province of China.

Upon execution of the Purchase Agreement, the Acquiree will undergo reorganization. As a result of the reorganization, the Acquiree has become a limited liability company. It will be held by a Hong Kong company, which will be 100% owned by a BVI entity.

The closing of the transaction, which shall be no later than March 31, 2018, is conditioned upon satisfaction of due diligence by both parties, the completion of auditing of the financial statements of the Acquiree, and the approval of relevant regulatory agencies. By December 31, 2017, the deal between the Company and the acquiree was not closed and effective.

The consideration of the acquisition transaction will be first offset against both parties of the target companies leaving the balance of RMB 600 million (or approximately $91 million) to be paid by the Company to the Acquiree Shareholders. Refundable deposit of RMB 30 million shall be paid to the Acquiree Shareholders upon initial due diligence and auditing. The remaining RMB 570 million shall be paid at closing in cash or in the form of a 7% convertible note.

52

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies

2.1 Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

The consolidated financial statements include the financial statements of all the subsidiaries. All transactions and balances between the Company and its subsidiaries have been eliminated upon consolidation.

The consolidated balance sheets are presented unclassified because the time required to complete real estate projects and the Company’s working capital considerations usually stretch for more than one-year period.

2.2 Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, management reviews these estimates using the currently available information. Changes in facts and circumstances may cause the Company to revise its estimates. Significant accounting estimates reflected in the consolidated financial statements include: (i) the allowance for doubtful debts; (ii) accrual of estimated liabilities; (iii) contingencies; (iv) deferred tax assets; (v) impairment of long-lived assets; (vi) useful lives of property plant and equipment; and (vii) real estate property refunds and compensation payables.

2.3 Cash and cash equivalents

Cash and cash equivalents consist of cash and bank deposits with original maturities of three months or less, which are unrestricted as to withdrawal and use the Company maintains accounts at banks and has not experienced any losses from such concentrations.

2.4 Property and equipment

The property and equipment are stated at cost less accumulated depreciation. The depreciation is computed on a straight-line method over the estimated useful lives of the assets with 5% salvage value. Estimated useful lives of property and equipment are stated in Note 7.

The Company eliminates the cost and related accumulated depreciation of assets sold or otherwise retired from the accounts and includes any gain or loss in the statement of income. The Company charges maintenance, repairs and minor renewals directly to expenses as incurred; major additions and betterment to equipment are capitalized.

53

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

2.5 Impairment of long-lived assets

The Company applies the provisions of ASC No. 360 Sub topic 10, “Impairment or Disposal of Long-Lived Assets” (ASC 360- 10) issued by the Financial Accounting Standards Board (“FASB”). ASC 360-10 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property and equipment and finite lived intangible assets, for impairment at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value. Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets. The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments. The Company estimates fair value based on the information available in making whatever estimates, judgments and projections are considered necessary. There were no impairment losses in the year ended December 31, 2017, 2016 and 2015.

2.6 Fair values of financial instruments

ASC Topic 825, Financial Instruments (“Topic 825”) requires disclosure of fair value information of financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Topic 825 excludes certain financial instruments and all nonfinancial assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts do not represent the underlying value of the Company.

Level 1	inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2	inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.
Level 3	inputs to the valuation methodology are unobservable and significant to the fair value.

As of December 31, 2017 and 2016, financial instruments of the Company primarily comprise of cash, accrued interest receivables, other receivables, short-term bank loans, deposits payables and accrued expenses, which were carried at cost on the balance sheets, and carrying amounts approximated their fair values because of their generally short maturities.

2.7 Convertible notes

In accordance with ASC subtopic 470-20, the convertible notes are initially carried at the principal amount of the convertible notes. Debt premium or discounts, which are the differences between the carrying value and the principal amount of convertible notes at the issuance date, together with related debts issuance cost, are subsequently amortized using effective interest method as adjustments to interest expense from the debt issuance date to its first redemption date. Convertible notes are classified as a current liability if they are or will be callable by the Company or puttable by the debt holders within one year from the balance sheet date, even though liquidation may not be expected within that period.

54

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

2.8 Foreign currency translation and transactions

The Company’s consolidated financial statements are presented in the U.S. dollar (US$), which is the Company’s reporting currency. Yangtze River, Energetic Mind, and Ricofeliz Capital uses US$ as its functional currency. Wuhan Newport uses Renminbi Yuan(“RMB”) as its functional currency. Transactions in foreign currencies are initially recorded at the functional currency rate ruling at the date of transaction. Any differences between the initially recorded amount and the settlement amount are recorded as a gain or loss on foreign currency transaction in the statements of operations.

In accordance with ASC 830, Foreign Currency Matters, the Company translated the assets and liabilities into US$ using the rate of exchange prevailing at the applicable balance sheet date and the statements of operations and cash flows are translated at an average rate during the reporting period. Adjustments resulting from the translation are recorded in owners’ equity as part of accumulated other comprehensive income.

	December 31,
	2017	2016
Balance sheet items, except for equity accounts	6.5059	6.9447

	For the Years Ended December 31,
	2017	2016	2015
Items in the statements of operations and comprehensive income, and statement of cash flows	6.7591	6.6431	6.2288

2.9 Revenue recognition

The Company recognizes revenue from steel trading when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable and collection is reasonably assured.

Real estate sales are reported in accordance with the provisions of ASC 360-20, Property, Plant and Equipment, Real Estate Sales.

Revenue from the sales of completed properties and properties where the construction period is twelve months or less is recognized by the full accrual method when (a) sale is consummated; (b) the buyer’s initial and continuing involvements are adequate to demonstrate a commitment to pay for the property; (c) the receivable is not subject to future subordination; (d) the Company has transferred to the buyer the usual risks and rewards of ownership in a transaction that is in substance a sale and does not have a substantial continuing involvement with the property. A sale is not considered consummated until (a) the parties are bound by the terms of a contract or agreement, (b) all consideration has been exchanged, (c) any permanent financing for which the seller is responsible has been arranged, (d) all conditions precedent to closing have been performed. Fair value of buyer’s payments to be received in future periods pursuant to sales contract is classified under accounts receivable. Sales transactions not meeting all the conditions of the full accrual method are accounted for using the deposit method of accounting. Under the deposit method, all costs are capitalized as incurred, and payments received from the buyer are recorded as a deposit liability.

Revenue and profit from the sale of development properties where the construction period is more than twelve months is recognized by the percentage-of-completion method on the sale of individual units when the following conditions are met: (a)construction is beyond a preliminary stage; (b) the buyer is committed to the extent of being unable to require a refund except for non-delivery of the unit; (c) sufficient units have already been sold to assure that the entire property will not revert to rental property; (d) sales prices are collectible and (e) aggregate sales proceeds and costs can be reasonably estimated. If any of these criteria are not met, proceeds are accounted for as deposits until the criteria are met and/or the sale consummated.

The Company has not generated any revenue from the sales of real estate property for the years ended December 31, 2017, 2016 and 2015.

55

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

2.10 Real estate capitalization and cost allocation

Real estate property completed and real estate properties and land lots under development consist of commercial units under construction and units completed. Properties under development or completed are stated at cost or estimated net realizable value, whichever is lower. Cost capitalization of development and redevelopment activities begins during the predevelopment period, which we define as the activities that are necessary to begin the development of the property. We cease capitalization upon substantial completion of the project, but no later than one year from cessation of major construction activity. We also cease capitalization when activities necessary to prepare the property for its intended use have been suspended. Costs include costs of land use rights, direct development costs, interest on indebtedness, construction overhead and indirect project costs. The Company acquires land use rights with lease terms of 40 years through government sale transaction. Land use rights are divided and transferred to customers after the Company delivers properties. The Company capitalizes payments for obtaining the land use rights, and allocates to specific units within a project based on units’ gross floor area. Costs of land use rights for the purpose of property development are not amortized. Other costs are allocated to units within a project based on the ratio of the sales value of units to the estimated total sales value.

2.11 Capitalization of interest

In accordance with ASC 360, Property, Plant and Equipment, interest incurred during construction is capitalized to properties under development. For the years ended December 31, 2017, 2016 and 2015, $nil, $nil and $nil were capitalized as properties under development, respectively.

2.12 Advertising expenses

Advertising costs are expensed as incurred, or the first time the advertising takes place, in accordance with ASC 720-35, Advertising Costs. For the years ended December 31, 2017, 2016 and 2015, the Company recorded advertising expenses of $nil, $2,348 and $7,724, respectively.

2.13 Share-based compensation

The Company grants restricted shares to its non-employee consultants. Awards granted to non-employees are measured at fair value at the earlier of the commitment date or the date the services are completed, and are recognized using graded vesting method over the period the service is provided.

2.14 Income taxes

Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. As part of the process of preparing consolidated financial statements, the Company is required to estimate its income taxes in each of the jurisdictions in which it operates. The Company accounts for income taxes using the liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements at each year-end and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates applicable for the differences that are expected to affect taxable income.

The Company adopts a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation process, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. As of December 31, 2017, 2016 and 2015, the Company did not have any uncertain tax position.

2.15 Land Appreciation Tax (“LAT”)

In accordance with the relevant taxation laws in the PRC, the Company is subject to LAT based on progressive rates ranging from 30% to 60% on the appreciation of land value, which is calculated as the proceeds of sales of properties less deductible expenditures, including borrowing costs and all property development expenditures. LAT is prepaid at 1% to 2% of the pre-sales proceeds each year as required by the local tax authorities, and is settled generally after the construction of the real estate project is completed and majority of the units are sold. The Company provides LAT as expensed when the related revenue is recognized based on estimate of the full amount of applicable LAT for the real estate projects in accordance with the requirements set forth in the relevant PRC laws and regulations. LAT would be included in income tax expense in the statements of operations and comprehensive income (loss).

56

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

2.16 Earnings (loss) per share

Basic earnings (loss) per share is computed using the weighted average number of common shares outstanding during the year. Diluted earnings per share is computed using the weighted average number of common shares and potential common shares outstanding during the period for convertible notes under if-convertible method, if dilutive. Potential common shares are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded.

2.17 Comprehensive loss

Comprehensive loss includes net income (loss) and foreign currency adjustments. Comprehensive loss is reported in the consolidated statements of operations and comprehensive loss. Accumulated other comprehensive loss, as presented on the consolidated balance sheets are the cumulative foreign currency translation adjustments.

2.18 Contingencies

In the normal course of business, the Company is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations and tax matters. In accordance with ASC No. 450 Sub topic 20, “Loss Contingencies”, the Company records accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated.

2.19 Recently issued accounting pronouncements

The Company does not believe other recently issued but not yet effective accounting standards from ASU 2018-23, if currently adopted, would have a material effect of the consolidated financial position, results of operation and cash flows.

3. Risks

(a) Liquidity risk

The Company is exposed to liquidity risk which is risk that it is unable to provide sufficient capital resources and liquidity to meet its commitments and business needs. Liquidity risk is controlled by the application of financial position analysis and monitoring procedures.

(b) Foreign currency risk

A majority of the Company’s operating activities and a significant portion of the Company’s assets and liabilities are denominated in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the Peoples’ Bank of China (“PBOC”) or other authorized financial institutions at exchange rates quoted by PBOC. Approval of foreign currency payments by the PBOC or other regulatory institutions requires submitting a payment application form together with suppliers’ invoices and signed contracts. The value of RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market.

57

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

4. OTHER assets and receivables

Other assets and receivables as of December 31, 2017 and 2016 consisted of:

	December 31, 2017	December 31, 2016

Deposits	$845	$792
Other receivables	2,000	-
Underwriting commission deposit	1,600,000	1,606,000
Prepaid rent and deposit	29,580	-
Temporary investment deposit	-	10,000
Prepaid share based compensation expenses	110,057	-
Excessive business tax and related urban construction and education surcharge	1,722,639	1,578,178
Excessive land appreciation tax	983,296	956,782
	$4,448,417	$4,151,752

Business tax and LAT are payable each year at 5% and 1% - 2% respectively of customer deposits received. The Company recognizes sales related business tax and LAT in the income statement to the extent that they are proportionate to the revenue recognized each period. Any excessive amounts of business and LAT liabilities recognized at period-end pursuant to tax laws and regulations over the amounts recognized in the income statement are capitalized in prepayments and will be expensed in subsequent periods.

5. REAL ESTATE PROPERTY COMPLETED

The account balance and components of the real estate property completed were as follow:

	December 31, 2017	December 31, 2016
Properties completed
Wuhan Centre China Grand Steel Market
Costs of land use rights	$7,700,150	$7,213,617
Other development costs	23,797,108	22,293,491
	$31,497,258	$29,507,108

As of December 31, 2017, the sole and wholly owned developing project of the Company is called Wuhan Centre China Grand Steel Market (Phase 1) Commercial Building in the south of Hans Road, Wuhan Yangluo Economic Development Zone with approximately 222,496.6 square meters of total construction area. Since June 2009, the Company commenced the construction of the project that funded through a combination of bank loans and advances from shareholders. The Company has obtained certificates representing titles of the land use rights used for the development of the project. As of December 31, 2017, the Company has completed the construction of four buildings covering area of approximately 35,350.4 square meters of construction area. The Company values the real estate assets based on estimates using present value by quoted prices for comparable real estate projects.

58

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

6. REAL ESTATE PROPERTIES AND LAND LOTS UNDER DEVELOPMENT

The components of real estate properties and land lots under development were as follows:

	December 31, 2017	December 31, 2016
Properties under development
Wuhan Centre China Grand Steel Market
Costs of land use rights	$9,286,634	$8,699,859
Other development costs	39,592,579	36,791,759
Land lots undeveloped
Costs of land use rights	315,895,430	295,935,616
	$364,774,643	$341,427,234

The investments in undeveloped land were acquired in September, 2007. The Company leases the land under land use right leases with various terms from the PRC government, and does not have ownership of the underlying land.

As of December 31, 2017, the Company has three buildings under development of the project described in Note 5 covering area of approximately 57,450.4 square meters of construction area.

Land use right with net book value of $180,891,395, including in real estate held for development and land lots undeveloped were pledged as collateral for the financial institution loan as at December 31, 2017. (See Note 10)

7. Property and Equipment

The Company’s property and equipment used to conduct day-to-day business are recorded at cost less accumulated depreciation. Depreciation expenses are calculated using straight-line method over the estimated useful life with 5% of estimated salvage value below:

	Useful life years	December 31, 2017	December 31, 2016

Fixture, furniture and office equipment	5	$65,205	$60,017
Vehicles	5	527,270	493,955
Less: accumulated depreciation		(529,762)	(464,230)
Property and equipment, net		$62,713	$89,742

Depreciation expense totaled $31,357, $62,536 and $79,064 for the years ended December 31, 2017, 2016 and 2015, respectively.

8. OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities as of December 31, 2017 and 2016 consisted of:

	December 31, 2017	December 31, 2016

Salaries payable	$1,036,582	$301,590
Compensation payable to consultants	427,321	-
Business tax and related urban construction and education surcharge	20,492	10,577
Deposits from contractors	167,540	156,954
Interest payable on convertible bond	12,197,260	6,197,260
Interest payable on loans	4,783,350	2,319,338
	$18,632,545	$8,985,719

59

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

9. REAL ESTATE PROPERTY REFUND AND COMPENSATION PAYABLe

During the years 2012 and 2011, the Company signed 443 binding agreements of sales of commercial offices of the project with floor area of 22,790 square meters to unrelated purchasers (the transactions or the real estate sales transactions). The Company received deposits and considerations from the purchasers as required by the agreements. The construction commenced in the 2010, which was originally expected to be delivered to customers in late of 2012. No revenue was recognized from the sales of the commercial offices due to the reason stated below.

Owing to commercial reasons, the Company decided to terminate the agreements made for the sale of the real estate properties in relation to the project of Wuhan Centre China Grand Market. According to the agreements of sales, the Company is obliged to compensate the purchaser at a rate equal to 6% per annum or 0.05% per day on the deposits paid. In the years ended December 31, 2017, 2016 and 2015, the Company incurred $1,408,233, $1,433,737 and $1,528,126 compensation expenses which were included in general and administrative expenses.

As at December 31, 2017, 375 out of 443 agreements were cancelled, and no completed office (or real estate certificate) has been delivered to the purchaser. The Company is still in the progress of negotiating with the purchasers for the cancellation of the remaining agreements. The directors of the Company are of the opinion that almost all of the purchasers shall accept the cancellation. If, finally the purchaser insisted on the execution of the agreement, the Company will accept.

Real estate property refund and compensation payable represent the amount of customer deposits received and the compensation calculated in accordance with the provisions in the sales agreements. The payable consists of the followings:

	December 31, 2017	December 31, 2016

Property sales deposits	$20,108,667	$18,838,103
Compensation	8,037,934	6,159,460
	$28,146,601	$24,997,563

10. Loans payable

Bank name	Term	December 31, 2017	December 31, 2016

China Construction Bank	From May 30, 2014 to May 29, 2020	$44,221,399	$41,456,074

Loans are floating rate loans whose rates (2017: 6% per annum and 2016: 6% per annum) are set at 5% above the over 5 years base borrowing rate stipulated by the People’s Bank of China. Interest expenses incurred on loans payable for the years ended December 31, 2017, 2016 and 2015 was $2,221,138, $2,424,794 and $3,001,771, respectively.

Land use right with net book value of $180,891,395, including in real estate held for development and land lots under development were pledged as collateral for the loan as at December 31, 2017.

The aggregate maturities of loans payable of each of years subsequent to December 31, 2017 are as follows:

2018	$3,074,132
2019	15,370,664
2020	25,776,603
$44,221,399

60

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

11. CONVERTIBLE NOTE

On December 19, 2015, the Company issued an 8% convertible note in the principal amount of $150,000,000 to Jasper, a related party, in the Share Exchange (see Note 1). The holder of the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The maturity date of the Note is December 19, 2018.

On December 31, 2015, pursuant to the terms and conditions of the Agreements, Jasper, financed the Purchaser for the Sale by reducing Company’s financial obligations under the Note by an aggregate of $75,000,000 (see Note 1). As a result of the Sale, the outstanding balance due to Jasper under the Note was $75,000,000 plus any accrued interest.

There was no beneficial conversion feature attributable to the Note as the set conversion price of the Note was greater than the fair value of the common share price at the date of issuance. The Company has accounted for the Note in accordance with ASC 470-20, as a single instrument as a non-current liability. The Note is initially carried at the gross cash received at the issuance date.

The interest expense for the convertible note included in the consolidated statements of operations was $6,000,000, $6,000,000 and $197,260, respectively, for the years ended December 31, 2017, 2016 and 2015.

The interest payable for the convertible note included in the consolidated balance sheets was $12,197,260 and $6,197,260, respectively as at December 31, 2017 and 2016.

There was no redemption of convertible note for the years ended December 31, 2017, 2016 and 2015.

12. Employee Retirement Benefit

The Company has made employee benefit contribution in accordance with Chinese relevant regulations, including retirement insurance, unemployment insurance, medical insurance, work injury insurance and birth insurance. The Company recorded the contribution in the salary and employee charges when incurred. The contributions made by the Company were $96,963, $125,027 and $64,005 respectively, for the years ended December 31, 2017, 2016 and 2015.

61

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

13. INCOME TAXES

The Company was incorporated in the state of Nevada. Under the current law of Nevada, the Company is not subject to state corporate income tax. No provision for federal corporate income tax has been made in the financial statements as there are no assessable profits.

Energetic Mind was incorporated in the British Virgin Islands (“BVI”). Under the current law of the BVI, Energetic Mind is not subject to tax on income.

Ricofeliz Capital was incorporated in Hong Kong. No provision for Hong Kong profits tax has been made in the financial statements as there are no assessable profits.

Wuhan Newport was incorporated in the PRC, was governed by the income tax law of the PRC and is subject to PRC enterprise income tax (“EIT”). The EIT rate of PRC is 25%.

Income tax expenses for the years ended December 31, 2017, 2016 and 2015 are summarized as follows:

	Years Ended December 31,
	2017	2016	2015

Current	$-	$-	$-
Deferred tax benefit	1,040,873	1,143,595	1,378,700
	$1,040,873	$1,143,595	$1,378,700

A reconciliation of the income tax benefit determined at the PRC EIT income tax rate to the Company’s effective income tax benefit is as follows:

	December 31, 2017	December 31, 2016

EIT at the PRC statutory rate of 25%	$3,322,563	$3,467,419
Valuation allowance	(2,281,690)	(2,323,824)
	$1,040,873	$1,143,595

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the years ended December 31, 2017, 2016 and 2015, the Company had no unrecognized tax benefits.

The Company does not anticipate any significant increase to its liability for unrecognized tax benefit within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense.

Deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements at each year-end and tax loss carry forwards. The tax effects of temporary differences that give rise to the following approximate deferred tax assets and liabilities as of December 31, 2017 and 2016 are presented below.

	December 31, 2017	December 31, 2016
Deferred tax assets
Operating loss carry forward	$430,939	$372,075
Excess of interest expenses	2,533,387	1,887,225
Accrued expenses	2,891,299	2,213,281
	$5,855,625	$4,472,581

The Company had net operating losses carry forward of $1,723,757 as of December 31, 2017 which will expire on various dates between December 31, 2018 and 2020.

62

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

14. loss per share

	For Years Ended December 31,
	2017	2016	2015

Numerator:
Net loss for basic and diluted loss per share	$(12,249,377)	$(12,726,080)	$(6,381,862)

Denominator:
Weighted average number of common shares outstanding
Basic	188,465,024	177,459,678	151,682,554
Dilutive shares:
Conversion of convertible note	5,280,472	-	-
Diluted	193,745,496	177,459,678	151,682,554

Basic and diluted loss per share	$(0.06)	$(0.07)	$(0.04)

Common shares of 8,719,726 resulting from the assumed conversion of 8% Convertible Note (Note 11) were excluded from the calculation of diluted loss per share for the year ended December 31, 2017 as their effect is anti-dilutive.

15. Related Party Transactions

15.1 Nature of relationships with related parties

Name	Relationships with the Company
Mr Zhao Weibin	Officer
Mr Liu Xiangyao	Director
Jasper Lake Holdings Limited	Controlling stockholder

15.2 Related party balances and transactions

Amount due to Mr Zhao Weibin were $126,240 and $118,263 as at December 31, 2017 and 2016, respectively. The amount is unsecured, interest free and does not have a fixed repayment date.

A summary of changes in the amount due to Mr Zhao Weibin is as follows:

	December 31, 2017	December 31, 2016

At beginning of year	$118,263	$126,516
Exchange difference adjustment	7,977	(8,253)
At end of year	$126,240	$118,263

Amount due to Mr Liu Xiangyao were $35,821,264 and $31,751,959 as at December 31, 2017 and 2016, respectively. The amount is unsecured, interest free and does not have a fixed repayment date.

A summary of changes in the amount due to Mr Liu Xiangyao is as follows:

	December 31, 2017	December 31, 2016

At beginning of year	$31,751,959	$2,428,731
Advances from the director	2,129,589	29,720,658
Repayment to the director	(22,402)	(359,881)
Exchange difference adjustment	1,962,118	(37,549)
At end of year	$35,821,264	$31,751,959

63

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

As at December 31, 2017 and 2016, the outstanding balance due to Jasper under the convertible note was $75,000,000 plus any accrued interest. The interest payable to Jasper were $12,197,260 and $6,197,260 as at December 31, 2017 and 2016, respectively. Details of the convertible note are stated in Note 11.

A summary of changes in the interest payable to Jasper is as follows:

	December 31, 2017	December 31, 2016

At beginning of year	$6,197,260	$197,260
Interest expense	6,000,000	6,000,000
At end of year	$12,197,260	$6,197,260

16. SHARE-BASED COMPENSATION EXPENSES

On December 27, 2015, the Company granted 317,345 and 340,555 shares of the Company’s restricted common stock to a number of consultants, in exchange for its legal and professional services to the Company for the years ended December 31, 2015 and 2016, respectively. These shares were valued at $5.7 per share, the closing bid price of the Company’s common stock on the date of grant. Total compensation expense recognized in the general and administrative expenses of the consolidated statement of operations for the year ended December 31, 2015 was $1,808,867. Total compensation expense of approximately $1,941,163 was recognized in 2016. The shares attributable to fiscal 2015 and 2016 were issued on December 30, 2015.

On January 25, 2016, the Company granted 15,000 shares of the Company’s restricted common stock to a consultant, in exchange for its legal and professional services to the Company for the year 2016. These shares were valued at $4.9 per share, the closing bid price of the Company’s common stock on the date of grant. This compensation expense of approximately $73,500 was recognized in 2016.

On May 5, 2017, the Company entered into an employment agreement with Mr. Tsz-Kit Chan (“Mr Chan”) to serve as the Company’s Chief Financial Officer that the Company granted 100,000 shares of the Company’s common stock for his first year of employment. As at December 31, 2017, the Company has not issued the shares and theses shares were valued at $8.82 per share. The Company recognized $570,279 for the year ended December 31, 2017.

During the period from July to September 2017, on several different dates, the Company granted 75,000 shares totally of the Company’s restricted common stock to several consultants, in exchange for its legal and professional services to the Company for the period between July 2017 and June 2018. These shares were valued at the closing bid price of the Company’s common stock on the date of grant. The compensation expense recognized in the general and administrative expenses of the consolidated statement of operations for the year ended December 31, 2017 was $807,683. On May 12, 2017, the Company had an agreement with Buckman, Buckman & Reid, Inc., that the Company granted 70,000 shares of the Company’s shares of the Company’s common stock for services rendered by Buckman, Buckman & Reid, Inc. As at December 31, 2017, the Company has not issued the shares and theses shares were valued at $8.82 per share. The Company recognized share based compensation of $407,519 for the year ended December 31, 2017.

Total share compensation expenses recognized in the general and administrative expenses of the consolidated statements of operations for the years ended December 31, 2017, 2016 and 2015 was $1,785,481, $2,014,663 and $1,808,867 respectively.

17. Concentration of Credit Risks

As of December 31, 2017 and 2016, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in China and the US, which management believes are of high credit quality.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

No customer accounted for more than 10% of total accounts receivable as of December 31, 2017 and 2016.

64

YANGTZE RIVER PORT and LOGISTICS LIMITED

(FOrmerly Yangtze River Development limited)

NOTES TO the FINANCIAL STATEMENTS

18. Commitments and Contingencies

Operating lease commitments

For the years ended December 31, 2017, 2016 and 2015, rental expenses under operating leases were $90,555, $72,000 and $6,000 respectively.

On April 1, 2017, the Company made a lease agreement with 41 John Street Equities LLC. The term of the lease is one year, beginning on April 1, 2017 and ending on March 31, 2018. The Company made a one-time full payment of $96,135 including security deposit for the entire leasing period.

Legal proceeding

The Company is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the management, is likely to have a material adverse effect on the business, financial condition or results of operations.

The Company did not identify any commitment and contingency as of December 31, 2017.

19. RESTRICTED NET ASSETS

PRC laws and regulations permit payments of dividends by the Company’s subsidiary incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Company’s subsidiary incorporated in the PRC are required to annually appropriate 10% of their net income to the statutory reserve prior to payment of any dividends, unless such reserve have reached 50% of their respective registered capital. In addition, registered share capital and capital reserve accounts are also restricted from withdrawal in the PRC, up to the amount of net assets held in each subsidiary. As a result of the restrictions described above and elsewhere under PRC laws and regulations, the Company’s subsidiary incorporated in the PRC are restricted in their ability to transfer a portion of their net assets to the Company in the form of dividends or advances from PRC subsidiary. Such restriction amounted to $289,656,431 and $287,214,468 as of December 31, 2017 and 2016. Except for the above, there is no other restriction on the use of proceeds generated by the Company’s subsidiary to satisfy any obligations of the Company.

20. GOING CONCERN

As shown in the accompanying financial statements, the Company has sustained recurring losses and negative cash flows from operations. Over the past years, the Company has been funded through a combination of bank loans and advances from shareholders. On January 29, 2016, the Company received an undertaking commitment letter provided by the Company’s majority shareholder who is willing to provide sufficient funding on an as-needed basis. In addition, the Company plans to dispose of the existing developed real estate properties with market value of approximately $42 million when the Company needs cash flows. The Company believes that, as a result of these, it currently has sufficient cash and financing commitments to meet its funding requirements for a reasonable period of time.

21. SUBSEQUENT EVENTS

On February 13, 2018, the Company passed a shareholder resolution of more than 50% of the shareholders and a Board of Directors resolution that the existing shareholders of the Company will receive shares of Yangtze River Blockchain Logistics Limited (“YRBL”)(Formerly known as Avenal River Limited), a newly formed subsidiary of the Company. YRBL was incorporated in the British Virgin Islands on January 30, 2018. YRBL currently holds 100% of the shares of Ricofeliz investment (China) Limited, which in turn wholly owns 100% of Wuhan Yangtze River Newport Trading Limited. YRBL and its subsidiaries has not commenced business and has no material assets.

65

Results of Operations

Comparison of Years Ended December 31, 2017, 2016 and 2015

The following table sets forth the results of our operations for the years indicated in U.S. dollars

	For the Years Ended December 31,
	2017	2016	2015

Revenue	$-	$-	$-
Costs of revenue	-	-	-
Gross profit	-	-	-

Operating expenses
Selling expenses	-	2,348	11,577
General and administrative expenses	5,076,347	5,446,175	4,547,646
Total operating expenses	5,076,347	5,448,523	4,559,223

Loss from operations	(5,076,347)	(5,448,523)	(4,559,223)

Other income (expenses)
Other income	8,145	3,587	868
Other expenses	(861)	(174)	(3,231)
Interest income	296	229	55
Interest expenses	(8,221,483)	(8,424,794)	(3,199,031)
Total other expenses	(8,213,903)	(8,421,152)	(3,201,339)

Loss before income taxes	(13,290,250)	(13,869,675)	(7,760,562)
Income taxes benefits	1,040,873	1,143,595	1,378,700
Net loss	$(12,249,377)	$(12,726,080)	$(6,381,862)

Other comprehensive income
Foreign currency translation adjustments	18,385,359	(19,227,596)	(6,649,917)
Comprehensive Income (loss)	$6,135,982	$(31,953,676)	$(13,031,779)

Loss per share - basic and diluted	$(0.06)	$(0.07)	$(0.04)

Weighted average shares outstanding
Basic	188,465,024	177,459,678	151,682,554
Diluted	193,745,496	177,459,678	151,682,554

Revenue.

We did not generate any revenue from the sales of real estate property for the years ended December 31, 2017, 2016 and 2015. In addition, since our Logistics Center is still in its development stage and therefore is not yet in operation, we have not started providing any logistics service within our port terminal and have not generated any revenue from providing such services.

Cost of revenue.

During each year ended December 31, 2017, 2016 and 2015, our cost of goods sold was $nil.

66

Gross profit.

Our gross margin was $nil for each of year ended December 31, 2017, 2016 and 2015.

Selling expenses.

Selling expenses were $nil for the year ended December 31, 2017, compared to $2,348 for the year ended December 31, 2016, a decrease of $2,348 or 100.0%. Selling expenses decreased by $9,229 for the year ended December 31, 2016 compared to the amount of $11,577 in the year ended December 31, 2015. The decreases were mainly due to the lack of selling activities in 2017 and 2016.

General and administrative expenses.

Our general and administrative expenses consist of salaries, office expenses, utilities, business travel, amortization expenses (including legal expenses, accounting expenses and other professional service expenses) and stock compensation. General and administrative expenses were $5,076,347 for the year ended December 31, 2017, compared to $5,446,175 for the year ended December 31, 2016, a decrease of $369,828 primarily due to a decrease in share-based compensation expenses for professional services. General and administrative expenses increased by $898,529 during 2016 compared to $4,547,646 in 2015, mainly due to an increase in share-based compensation expense for professional services.

Loss from operations.

As a result of the factors described above, operating loss was $5,076,347 for the year ended December 31, 2017, compared to operating loss of $5,448,523 for the year ended December 31, 2016, a decrease of operating loss of $372,176, or approximately 7%. Loss from operations increased by $889,300 during the year ended December 31, 2016 compared to $4,559,223 in the year ended December 31,2015. The increase and decrease of loss from operations for each of these three years are mainly because of expenses related to share-based compensation expense for professional services.

Other expenses.

We had other expenses totaling $8,213,903 for the year ended December 31, 2017, compared to other expense totaling $8,421,152 and $3,201,339 for the years ended December 31, 2016 and 2015, respectively. The other expenses mainly comprise interest expenses. Interest expenses were $8,221,483 for the year ended December 31, 2017, compared to $8,424,794 for the year ended December 31, 2016, a decrease of $203,311 or 2%. Interest expenses increased by $5,225,763 during the year ended December 31, 2016 compared to $3,199,031 in the year ended December 31, 2015, primarily due to increase of interest on a convertible note.

Income tax.

We received an income tax benefit of $1,040,873 for the year ended December 31, 2017, compared to $1,143,595 and $1,378,700 for each of the year ended December 31, 2016 and 2015, respectively.

Net loss.

As a result of the factors described above, our net loss from operations for the year ended December 31, 2017 was $12,249,377, compared to net loss of $12,726,080 for the year ended December 31, 2016, a decrease in loss of $476,703. For the year ended December 31, 2016, net loss increased by $6,344,218 compared to the net loss of $6,381,862 for the year ended December 31, 2015.

Foreign currency translation.

Our financial statements are expressed in U.S. dollars but the functional currency of our operating subsidiary is RMB. Results of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period and equity is translated at historical exchange rates. Translation adjustments resulting from the process of translating the financial statements denominated in RMB into U.S. dollars are included in determining comprehensive income. Our foreign currency translation gain for the year ended December 31, 2017 was $18,385,359, compared to a foreign currency loss of $19,227,596 for the year ended December 31, 2016. The changes reflect the significant appreciation of RMB to U.S. dollars for the year ended December 31, 2017. Foreign currency translation loss increased by $12,577,679 for the year ended December 31, 2016 compared to loss of $6,649,917 for the year ended December 31, 2015.

67

Net loss available to common stockholders.

Net loss available to our common stockholders was $0.06 per share (basic and diluted), for the year ended December 31, 2017, compared to net loss of $0.07 and $0.04 per share (basic and diluted), for the years ended December 31, 2016 and 2015.

Liquidity and Capital Resources

The following table sets forth a summary of our cash flows for the three years indicated:

	Three Years Ended December 31
	2017	2016	2015
Net Cash Used in Operating Activities	$(2,055,351)	$(2,135,205)	$(4,735,142)
Net Cash (Used in) Provided by Investing Activities	$-	$(1,851)	$494,179
Net Cash Provided by Financing Activities	$2,048,507	$1,688,769	$4,698,162

We had a balance of cash and cash equivalents of $58,414 as of December 31, 2017. We have historically funded our working capital needs through advance payments from customers, bank borrowings, and capital from stockholders. Our working capital requirements are influenced by the state and level of our operations, and the timing of capital needed for projects.

Operating Activities. Net cash used in operating activities was $2,055,351 for the year ended December 31, 2017, compared to net cash used in operating activities of $2,135,205 for the year ended December 31, 2016, a decrease of $79,854. During 2016, net cash used in operating activities was $2,135,205, compared to net cash used in operating activities of $4,735,142 for the year ended December 31, 2015, a decrease of $2,599,937.

The decrease in net cash used in operating activities was primarily contributed by the following factors:

●	Share-based compensation expense contributed $1,785,480 cash inflow for the year ended December 31, 2017. In the same period of 2016, share-based compensation expense contributed $2,014,664 in cash inflow, which led to an increase of $229,184 in net cash outflow. During 2016, share-based compensation expense contributed $2,014,664 in cash. In the same period of 2015, share-based compensation expense contributed $1,808,867 cash inflow, which led to a decrease of $205,797 in net cash outflow.

●	Changes in real estate properties and land lots under development provided $307,384 cash outflow for the year ended December 31, 2017, compared to changes in real estate properties and land lots under development contributed $367,826 cash outflow in the same period of 2016, which led to an increase of $60,442 in net cash outflow. For the year ended December 31, 2016, changes in real estate properties and land lots under development provided $367,826 cash outflow, compared to changes in real estate properties and land lots under development contributing $778,977 cash outflow in the same period of 2015, which led to a decrease of $411,151 in net cash outflow.

●	Changes in other payables and accrued liabilities provided $8,388,760 cash inflow for the year ended December 31, 2017, compared to other payables and accrued liabilities contributing $8,559,773 cash inflow for the year ended December 31, 2016, which led to a decrease of $171,013 in net cash inflow. For the year ended December 31, 2016, changes in other payables and accrued liabilities provided $8,559,773 in cash inflow compared with other payables and accrued liabilities contributing $2,257,051 in cash inflow for the year ended December 31, 2015, which led to a decrease of $6,302,722 in net cash outflow.

●	We have net loss of $12,249,377 for the year ended December 31, 2017, compared to net loss of $12,726,080 for the year ended December 31, 2016, which led to an increase of $476,703 in net cash inflow. We had net loss of $12,726,080 for the year ended December 31, 2016 compared to net loss of $6,381,862 for the year ended December 31, 2015, which led to an increase of $6,344,218 in net cash outflow.

68

Investing Activities. Net cash used in investing activities was $nil for the year ended December 31, 2017, compared to $1,851 for the year ended December 31, 2016, representing an increase of $1,851 in cash inflow.  Net cash used in investing activities was $1,851 for the year ended December 31, 2016 compared to $494,179 provided by investing activities for the year ended December 31, 2015, representing an increase of $496,030 in cash outflow.

Financing Activities. Net cash provided by financing activities was $2,048,507 for the year ended December 31, 2017, compared to net cash of $1,688,769 provided by financing activities for the year ended December 31, 2016, representing an increase of $359,738 in cash inflow.  The increase was primarily because we had repayment to related parties of $21,553 for the year ended December 31, 2017, compared to $361,843 for the year ended December 31, 2016. During 2016, net cash provided by financing activities was $1,688,769, compared to net cash of $4,698,162 provided by financing activities for the year ended December 31, 2015, representing a decrease of $3,009,393 in cash inflow. The decrease was primarily due to advances of $2,201,144 from related parties in the year ended December 31, 2016, compared to $4,874,761 for the year ended December 31, 2015.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There are not and have not been any changes in or disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure.

Quantitative and Qualitative Disclosures About Market Risk.

Market risk represents the risk of loss that may impact our financial position due to adverse changes in financial market prices and rates. Our market risk exposure is primarily a result of fluctuations in foreign currency exchange rates.

Foreign Currency Exchange Risk

The functional currency of our operating subsidiary is RMB, and therefore our operations are exposed to foreign exchange rate fluctuations. Our results of operations and cash flows are subject to fluctuations due to changes in foreign currency exchange rates, particularly changes in the RMB to the U.S. dollar.

Effect of Inflation

We believe that inflation has not had a material impact on our consolidated results of operations for the year ended December 31, 2017. There can be no assurance that future inflation will not have an adverse impact on our consolidated results of operations or financial condition.

69

INFORMATION WITH RESPECT TO

Wuhan Economic Development Port Limited

(the “Acquiree” or “Wuhan Port”)

General Description of Business

Wuhan Economic Development Port Limited (“Wuhan Port”) is a company established under the laws of the People’s Republic of China (“PRC”) on May 24, 2010. Wuhan Port owns all the equity interests in Hubei Taiding Container Port Limited (“Hubei Taiding”) and Wuhan Economic Development Port Logistics Limited (“Wuhan Economic Development”). It has the following major operations: (i) its owns 7,060 meters of the Yangtze River shoreline located in the Hannan District Port, Wuhan City. Currently three berths along the 330 meters of the coastline has been completed and in operation. Additional six berths have been approved by the local government and waiting to be built. Also, more than ten berths are pending approval by the local government; (ii) its owns a total of 1,371,960 square meters of industrial land near the Hannan District Port for the construction of logistics warehouses and supporting office buildings. A warehouse totaling 11,340 square meters has been built and is in operation; (iii) its owns an office building comprising 4,575.7 square meters if office space; and (iv) it has received a registration certificate issued by China Wuhan Customs. The total value of its fixed assets plus intangible assets as of December 31, 2017 was RMB 3 billion, or approximately USD$454M, based on an assessment report issued by a local appraisal company. Wuhan Port currently has 150 employees.

If the Wuhan Port Acquisition were to be consummated, we would be divested of our interests in Energetic Mind and correspondingly, our interests in Wuhan Newport and the Logistics Center and will assume the business of Wuhan Port. Conversely, if the Wuhan Port Acquisition were to fail to be consummated, then we shall continue our plans to develop the Logistics Center.

70

TABLE OF CONTENTS

Pages
Condensed Consolidated Balance Sheets as of March 31, 2018 (unaudited) and December 31, 2017	72

Condensed Consolidated Statements of Operations and Comprehensive Loss (unaudited) for the Three Months Ended March 31, 2018 and 2017	73

Condensed Consolidated Statements of Cash Flows (unaudited) for the Three Months Ended March 31, 2018 and 2017	74

Notes to the Condensed Consolidated Financial Statements	75 - 86

71

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

Condensed Consolidated Balance Sheets

	March 31, 2018	December 31, 2017
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$75,114	$118,170
Accounts receivable, net	528,056	458,790
Note receivable	-	15,371
Advances to suppliers	103,536	290,278
Other receivables and prepayments, net	1,651,602	1,502,842
Inventories	26,250	28,130
Total current assets	2,384,558	2,413,581

Non-current assets
Property and equipment, net	64,654,393	62,795,760
Deposits for property and equipment	-	2,851,258
Land use rights, net	114,866,193	110,951,569
Port operating rights, net	243,411,948	236,136,197
Other intangible assets, net	252,938	248,502
Deferred tax assets	7,603	7,333
Total non-current assets	423,193,075	412,990,619

Total Assets	$425,577,633	$415,404,200

LIABILITIES AND EQUITY
Liabilities
Current liabilities
Accounts payable	$106,427	$61,648
Interest payable	63,976	61,877
Accrued expenses and other current liabilities	3,977,306	4,055,811
Due to related parties	12,704,758	13,811,182
Current loans payable	2,913,822	3,275,254
Total current liabilities	19,766,289	21,265,772

Non-current loans payable	37,575,892	36,351,619
Deferred income	1,880,516	1,823,938
Total non-current liabilities	39,456,408	38,175,557

Total Liabilities	59,222,697	59,441,329

Equity
Paid-in capital	20,993,245	20,993,245
Additional paid-in capital	411,215,520	411,237,289
Accumulated losses	(62,557,346)	(59,344,765)
Accumulated other comprehensive loss	(3,296,483)	(16,922,898)
Total Wuhan Economic Development Port Limited’s investors’ equity	366,354,936	355,962,871
Non-controlling interests	-	-
Total Equity	366,354,936	355,962,871

Total Liabilities and Equity	$425,577,633	$415,404,200

See notes to the condensed consolidated financial statements

72

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

Condensed Consolidated Statements of OPERATIONS and Comprehensive LOSS

(Unaudited)

	For the three months ended March 31,
	2018	2017

Revenue	$746,585	$545,711
Costs of revenue	(679,296)	(543,371)
Gross profit (loss)	67,289	2,340

Selling, general and administrative expenses	(2,198,174)	(2,146,428)
Loss from operations	(2,130,885)	(2,144,088)

Other income (expenses)
Other income, net	9,346	9,195
Interest income	44	92
Interest expenses	(531,748)	(571,292)
Total other expenses	(522,358)	(562,005)

Loss before income taxes	(2,653,243)	(2,706,093)
Income taxes benefits (expenses)	-	-
Net loss	$(2,653,243)	$(2,706,093)

Net loss attributable to:
- Wuhan Economic Development Port Limited’s investors	(2,653,243)	(2,639,013)
- Non-controlling interests	-	(67,080)

Other comprehensive income
Foreign currency translation adjustments	13,626,415	2,000,913
Comprehensive income (loss)	$10,973,172	$(705,180)

See notes to the condensed consolidated financial statements

73

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

Condensed consolidated Statements of Cash Flows

(Unaudited)

	For the three months ended March 31,
	2018	2017

Cash Flows from Operating Activities:
Net loss	$(2,653,243)	$(2,706,093)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,008,777	1,966,317
Changes in operating assets and liabilities:
Accounts receivable	(51,717)	19,723
Note receivable	15,726	(98,722)
Advance to suppliers	194,813	(160,761)
Other receivables	(92,304)	(32,658)
Inventories	2,875	10,709
Accounts payable	41,954	8,719
Interest payable	(173)	56,894
Accrual and other payables	(224,554)	(520,135)
Deferred income	(10,310)	(9,518)
Net Cash Used In Operating Activities	(768,156)	(1,465,525)

Cash Flows from Investing Activities:
Purchase of property and equipment	(13,876)	(471,298)
Proceeds from disposal of property and equipment	-	-
Deposits paid for acquisition of property and equipment	-	-
Purchase of other intangible assets	(3,649)	(46,387)
Net Cash Used In Investing Activities	(17,525)	(517,685)

Cash Flows from Financing Activities:
Repayment of financial institution loans	(585,537)	(448,102)
Advances from related parties	1,324,443	2,514,344
Net Cash Provided By Financing Activities	738,906	2,066,242

Effect of Exchange Rate Changes on Cash and Cash Equivalents	3,721	485

Net Increase (Decrease) In Cash and Cash Equivalents	(43,054)	83,517
Cash and Cash Equivalents at Beginning of Year	118,168	60,476
Cash and Cash Equivalents at End of Year	$75,114	$143,993

See notes to the condensed consolidated financial statements

74

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Wuhan Economic Development Port Limited (the “Company” or “Wuhan EDP”) is a company established under the laws of the People’s Republic of China (“PRC”) on May 24, 2010. The principal activities of the Company are investment holding and the provision of services on port operations.

The condensed consolidated financial statements include the financial statements of the “Company” and its wholly owned subsidiaries, Hubei Taiding Container Port Limited (“Taiding”), and Wuhan Economic Development Port Logistics Limited (“EDP Logistics”).

Taiding is a company established under the laws of the PRC on August 5, 2010. The Company owned 51% since its incorporation. In December 2017, the Company acquired the remaining 49% in Taiding. The principal activities of Taiding is the holding of land use rights for the Company’s business.

EDP Logistics is a company established under the laws of the PRC on August 3, 2017. The Company wholly owned EDP Logistics since its incorporation. EDP Logistics was dormant.

2. Summary of Significant Accounting Policies

2.1 Basis of presentation

The accompanying condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

The condensed consolidated financial statements include the financial statements of all the subsidiaries. All transactions and balances between the Company and its subsidiaries have been eliminated upon consolidation.

2.2 Use of estimates

The preparation of condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, management reviews these estimates using the currently available information. Changes in facts and circumstances may cause the Company to revise its estimates. Significant accounting estimates reflected in the condensed consolidated financial statements include: (i) the allowance for doubtful debts; (ii) accrual of estimated liabilities; (iii) contingencies; (iv) deferred tax assets; (v) impairment of long-lived assets; and (vi) useful lives of property and equipment.

2.3 Cash and cash equivalents

Cash and cash equivalents consist of cash and bank deposits with original maturities of three months or less, which are unrestricted as to withdrawal and use the Company maintains accounts at banks and has not experienced any losses from such concentrations.

75

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2.4 Inventories

Inventories consist of materials and supplies that are stated at lower of average cost or market.

2.5 Property and equipment, net

The property and equipment are stated at cost less accumulated depreciation. The depreciation is computed on a straight-line method over the estimated useful lives of the assets with 5% salvage value. Estimated useful lives of property and equipment are stated in Note 6.

The Company eliminates the cost and related accumulated depreciation of assets sold or otherwise retired from the accounts and includes any gain or loss in the statement of income. The Company charges maintenance, repairs and minor renewals directly to expenses as incurred; major additions and betterment to equipment are capitalized.

2.6 Land use rights, net

Land use rights represent amounts paid for the Company’s leases for the use right of lands located in Hannan District Port of Wuhan City of PRC. Amounts are charged to earnings ratably over the term of the lease of 46 years.

2.7 Port operating rights, net

Port operating rights represent amounts paid for the Company’s right to operate the coastline located in Hannan District Port of Wuhan City of PRC. The rights are amortized in the income statement on a straight-line basis over their estimated useful live of 47 years (the period of the operating rights being available).

2.8 Other intangible assets, net

Acquired intangible assets mainly consist of software and system for port operations and management acquired from third parties. Estimated useful lives of other intangible assets are stated in Note 9.

2.9 Impairment of long-lived assets

The Company applies the provisions of ASC No. 360 Sub topic 10, “Impairment or Disposal of Long-Lived Assets” (ASC 360- 10) issued by the Financial Accounting Standards Board (“FASB”). ASC 360-10 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property and equipment and finite lived intangible assets, for impairment at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value. Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets. The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments. The Company estimates fair value based on the information available in making whatever estimates, judgments and projections are considered necessary. There were no impairment losses in the three months ended March 31, 2018 and 2017.

76

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2.10 Fair values of financial instruments

ASC Topic 825, Financial Instruments (“Topic 825”) requires disclosure of fair value information of financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Topic 825 excludes certain financial instruments and all nonfinancial assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts do not represent the underlying value of the Company.

Level 1	inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2	inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.
Level 3	inputs to the valuation methodology are unobservable and significant to the fair value.

As of March 31, 2018 and December 31, 2017, financial instruments of the Company primarily comprise of cash, accounts receivables, note receivable, advances to suppliers, other receivables and prepayments, current loans payable, accrued expenses and other current liabilities, and due to related parties, which were carried at cost on the balance sheets, and carrying amounts approximated their fair values because of their generally short maturities.

2.11 Foreign currency translation and transactions

The Company’s Condensed Consolidated financial statements are presented in the U.S. dollar (US$), which is the Company’s reporting currency. The Company and its subsidiaries use Renminbi Yuan(“RMB”) as its functional currency. Transactions in foreign currencies are initially recorded at the functional currency rate ruling at the date of transaction. Any differences between the initially recorded amount and the settlement amount are recorded as a gain or loss on foreign currency transaction in the statements of operations.

In accordance with ASC 830, Foreign Currency Matters, the Company translated the assets and liabilities into US$ using the rate of exchange prevailing at the applicable balance sheet date and the statements of operations and cash flows are translated at an average rate during the reporting period.  Adjustments resulting from the translation are recorded in owners’ equity as part of accumulated other comprehensive income.

	March 31, 2018	December 31, 2017
Balance sheet items, except for equity accounts	6.2753	6.5059

	For the three months ended March 31,
	2018	2017
Items in the statements of operations and comprehensive income, and statement of cash flows	6.3589	6.8880

77

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2.12 Revenue recognition

The Company recognizes revenue from services rendered when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable and collection is reasonably assured.

2.13 Advertising expenses

Advertising costs are expensed as incurred, or the first time the advertising takes place, in accordance with ASC 720-35, Advertising Costs. For the three months ended March 31, 2018 and 2017, the Company recorded advertising expenses of $7,815 and $2,663, respectively.

2.14 Income taxes

Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. As part of the process of preparing Condensed Consolidated financial statements, the Company is required to estimate its income taxes in each of the jurisdictions in which it operates. The Company accounts for income taxes using the liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the condensed consolidated financial statements at each year-end and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates applicable for the differences that are expected to affect taxable income.

The Company adopts a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation process, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. As of March 31, 2018 and December 31, 2017, the Company did not have any uncertain tax position.

2.15 Comprehensive loss

Comprehensive loss includes net income (loss) and foreign currency adjustments. Comprehensive loss is reported in the condensed consolidated statements of operations and comprehensive loss. Accumulated other comprehensive loss, as presented on the condensed consolidated balance sheets are the cumulative foreign currency translation adjustments.

2.16 Contingencies

In the normal course of business, the Company is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations and tax matters. In accordance with ASC No. 450 Sub topic 20, “Loss Contingencies”, the Company records accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated.

78

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2.17 Recently issued accounting pronouncements

The Company does not believe other recently issued but not yet effective accounting standards from ASU 2018-08, if currently adopted, would have a material effect of the condensed consolidated financial position, results of operation and cash flows.

3. Risks

(a) Liquidity risk

The Company is exposed to liquidity risk which is risk that it is unable to provide sufficient capital resources and liquidity to meet its commitments and business needs. Liquidity risk is controlled by the application of financial position analysis and monitoring procedures.

(b) Foreign currency risk

A majority of the Company’s operating activities and a significant portion of the Company’s assets and liabilities are denominated in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the Peoples’ Bank of China (“PBOC”) or other authorized financial institutions at exchange rates quoted by PBOC. Approval of foreign currency payments by the PBOC or other regulatory institutions requires submitting a payment application form together with suppliers’ invoices and signed contracts. The value of RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market.

79

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4. accounts receivable, net

	March 31, 2018	December 31, 2017
	(Unaudited)
Accounts receivable, gross	$552,541	$482,407
Less: allowance for doubtful accounts	(24,485)	(23,617)
Accounts receivable, net	$528,056	$458,790

The movement of allowance for doubtful accounts during the years are as follows:

	March 31, 2018	December 31, 2017
	(Unaudited)
Balance at beginning of the year	$23,617	$22,125
Provision for allowance during the year	-	-
Exchange difference adjustment	868	1,492
Balance at end of the year	$24,485	$23,617

5. OTHER receivables and prepayments, net

Components of other receivables and prepayments as of March 31, 2018 and December 31, 2017 are as follows:

	March 31, 2018	December 31, 2017
	(Unaudited)
Deposits	$288,454	$207,791
Prepaid expenses	82,876	40,561
VAT receivable	1,286,147	1,256,631
Others	52	3,576
Less: allowance for doubtful accounts	(5,927)	(5,717)
Total	$1,651,602	$1,502,842

The movement of allowance for doubtful accounts during the years are as follows:

	March 31, 2018	December 31, 2017
	(Unaudited)
Balance at beginning of the year	$5,717	$5,356
Provision for allowance during the year	-	-
Exchange difference adjustment	210	361
Balance at end of the year	$5,927	$5,717

80

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

6. Property and Equipment, net

The Company’s property and equipment used to conduct day-to-day business are recorded at cost less accumulated depreciation. Depreciation expenses are calculated using straight-line method over the estimated useful life with 5% of estimated salvage value below:

	Useful life years	March 31, 2018	December 31, 2017
		(Unaudited)
Cost:
Buildings	40	$2,826,504	$2,726,319
Plant and equipment	3 - 50	63,793,350	61,791,695
Leasehold improvements	10	728,861	659,852
Construction in process		3,674,695	3,629,474
Sub-total		71,023,410	68,807,340
Less: accumulated depreciation		(6,369,017)	(6,011,580)
Plant and equipment, net		$64,654,393	$62,795,760

Depreciation expense totaled $456,913 and $414,569, respectively for the three months ended March 31, 2018 and 2017.

7. land use rights, net

	March 31, 2018	December 31, 2017
	(Unaudited)
Cost:
Land in Hannan District Port of Wuhan	$116,641,509	$112,507,180
Less: accumulated amortization	(1,775,316)	(1,555,611)
Land use rights, net	$114,866,193	$110,951,569

The expiry date of the land use rights is June 2062.

Amortization expense for land use rights totaled $160,404 and $150,906, respectively for the three months ended March 31, 2018 and 2017.

8. port operating rights, net

	March 31, 2018	December 31, 2017
	(Unaudited)
Cost:
Coastline in Hannan District Port of Wuhan	$280,320,861	$270,384,958
Less: accumulated amortization	(36,908,913)	(34,248,761)
Port operating rights, net	$243,411,948	$236,136,197

The expiry date of the port operating rights is August 2061.

Amortization expense for port operating rights totaled $1,383,178 and $1,301,281, respectively for the three months ended March 31, 2018 and 2017.

81

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

9. other intangible assets, net

	Useful life years	March 31, 2018	December 31, 2017
		(Unaudited)
Cost:
Software and system for port operations and management	10	$337,782	$322,243
Less: accumulated amortization		(84,844)	(73,741)
Other intangible assets, net		$252,938	$248,502

Amortization expense for other intangible assets totaled $8,283 and $6,874, respectively for the three months ended March 31, 2018 and 2017.

10. accrued expenses and other current liabilities

Components of accrued expenses and other current liabilities as of March 31, 2018 and December 31, 2017 are as follows:

	March 31, 2018	December 31, 2017
	(Unaudited)
Receipt in advance	$6,329	$6,137
Accrued payroll	158,780	301,400
Accruals for purchases of property and equipment	3,698,659	3,563,613
Taxes payable	30,960	45,498
Current deferred income	41,789	40,308
Other deposits	40,789	98,855
Accrued expenses and other current liabilities	$3,977,306	$4,055,811

11. deferred income

	March 31, 2018	December 31, 2017
	(Unaudited)
Current potion	$41,789	$40,308
Non-current portion	1,880,516	1,823,938
Deferred income	$1,922,305	$1,864,246

Deferred income represents RMB 13,112,000 (or about $2,127,915) received from government subsidy for land use rights of Hannan District Port of Wuhan in 2012. The income is recognized in the earnings ratably over the term of the lease.

Other income for the government subsidy totaled $10,310 and $9,518, respectively for the three months ended March 31, 2018 and 2017.

82

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

12. Loans payable

Bank name	Term	March 31, 2018	December 31, 2017

China Construction Bank	From May 7, 2013 to May 6, 2023	$6,884,132	$6,640,127
China Construction Bank	From May 17, 2013 to May 16, 2023	9,194,780	8,868,872
China Construction Bank	From Jun 28, 2013 to Jun 27, 2023	9,194,780	8,868,872
China Construction Bank	From Sep 29, 2013 to Sep 28, 2023	7,601,230	7,331,807
China Construction Bank	From Jan 3, 2014 to Jan 2, 2024	5,529,616	5,441,215
Huaxia Bank	From Aug 21, 2017 to Aug 21, 2018	1,593,549	1,537,066
CIMC Capital Ltd	From Dec 20, 2015 to Jul 20, 2018	491,627	938,913
Loans payable		$40,489,714	$39,626,873

Interest rates for China Construction Bank are 5.15% and 5.15% per annum respectively for the three months ended March 31, 2018 and 2017.

Interest rates for Huaxia Bank are 7.40% and 7.40% per annum respectively for the three months ended March 31, 2018 and 2017.

Interest rates for CIMC Capital Ltd are 8.60% and 8.60% per annum respectively for the three months ended March 31, 2018 and 2017.

Interest expenses incurred on loans payable for the three months ended March 31, 2018 and 2017 was $2,196,698, $529,649 and $513,937, respectively.

As of March 31, 2018 and December 31, 2017, the net book value of the land use rights pledged as collateral for the Company’s bank loans were $3,765,813 and $3,765,813, respectively.

	March 31, 2018	December 31, 2017
	(Unaudited)
Loans payable	$40,489,714	$39,626,873
Less: current portion	2,913,822	2,475,980
Non-current portion	$37,575,892	$37,150,893

The aggregate maturities of loans payable of each of years subsequent to March 31, 2018 are as follows:

2019	$2,913,822
2020	-
2021	-
2022	-
2023	-
2024	37,575,892
$40,489,714

83

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

13. Employee Retirement Benefit

The Company has made employee benefit contribution in accordance with Chinese relevant regulations, including retirement insurance, unemployment insurance, medical insurance, work injury insurance and birth insurance. The Company recorded the contribution in the salary and employee charges when incurred. The contributions made by the Company were $104,384 and $97,108 respectively, for the three months ended March 31, 2018 and 2017.

14. INCOME TAXES

The Company and its subsidiaries were incorporated in the PRC, was governed by the income tax law of the PRC and is subject to PRC enterprise income tax (“EIT”). The EIT rate of PRC is 25%.

Income tax expenses for the three months ended March 31, 2018 and 2017 are summarized as follows:

For the three months ended March 31,
	2018	2017

Current	$-	$-
Deferred tax benefit	-	-
	$-	$-

A reconciliation of the income tax benefit determined at the PRC EIT income tax rate to the Company’s effective income tax benefit is as follows:

	For the three months ended March 31,
	2018	2017

EIT at the PRC statutory rate of 25%	$663,311	$676,523
Valuation allowance	(663,311)	(676,523)
	$-	$-

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the three months ended March 31, 2018 and 2017, the Company had no unrecognized tax benefits.

The Company does not anticipate any significant increase to its liability for unrecognized tax benefit within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense.

Deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the condensed consolidated financial statements at each year-end and tax loss carry forwards. The tax effects of temporary differences that give rise to the following approximate deferred tax assets and liabilities as of March 31, 2018 and December 31, 2017 are presented below.

	March 31, 2018	December 31, 2017
	(Unaudited)
Deferred tax assets
Provision for doubtful accounts of accounts receivable	$6,121	$5,904
Provision for doubtful accounts of other receivables	1,482	1,429
	$7,603	$7,333

The Company had net operating losses carry forward of $20,805,278 as of March 31, 2018 which will expire on various dates between December 31, 2019 and 2022.

84

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

15. Related Party Transactions

15.1 Nature of relationships with related parties

Name	Relationships with the Company
Wuhan Xinhe Industrial Investment Co., Ltd. (“Xinhe”)	Former shareholder
Fujian Yuesheng Industrial Development Co., Ltd. (“Yuesheng”)	Controlling shareholder
Wuhan Wanghao Energy Investment Co., Ltd.	Former shareholder
Mr Wang Yuanhui	Former shareholder

15.2 Related party balances and transactions

Amount due to Xinhe were nil and $1,537 respectively as at March 31, 2018 and December 31, 2017. The amount is unsecured, interest free and does not have a fixed repayment date.

A summary of changes in the amount due to Xinhe is as follows:

	March 31, 2018	December 31, 2017
	(Unaudited)
At beginning of year	$1,537	$1,440
Advances	-	-
Repayment	(1,573)	-
Exchange difference adjustment	36	97
At end of year	$-	$1,537

In April, 2010, Wuhan Hannan District People’s Government of the PRC allocated port operating rights with 7,060 meters coastline of Hannan District Port of Wuhan to Xinhe. In November 2011, the Company acquired these port operating rights of approximately $258,000,000 (RMB1,759,097,500) from Xinhe in exchange for a related party payable. The value of the port operating rights at the time of transfer was determined by valuation of a third-party valuer. The related party payable was subsequently forgiven by Xinhe in December 2014.

Amount due to Yuesheng were $12,011,006 and $13,294,190 respectively as at March 31, 2018 and December 31, 2017. The amount is unsecured, interest free and does not have a fixed repayment date.

A summary of changes in the amount due to Yuesheng is as follows:

	March 31, 2018	December 31, 2017
	(Unaudited)
At beginning of year	$13,294,190	$104,857,300
Advances	1,357,467	13,261,362
Forgiveness of liabilities	-	(108,201,786)
Purchases of land use right	-	-
Repayment	(3,105,883)	-
Exchange difference adjustment	465,232	3,377,314
At end of year	$12,011,006	$13,294,190

In October, 2016, the government further allocated rights to Yuesheng an adjacent land of approximately 1.2 million square meters as supplement to the coastline for the development of further infrastructure facilities. In November 2016, the Company acquired these land use rights of approximately $101,365,070 (RMB703,950,000) from Yuesheng in exchange for a related party payable. The value of the land use rights at the time of transfer was determined by valuation of a third-party valuer. The related party payable was subsequently forgiven by Yuesheng in December 2017.

Amount due to Wuhan Wanghao Energy Investment Co., Ltd. were $637,420 and $461,120 respectively as at March 31, 2018 and December 31, 2017. The amount is unsecured, interest free and does not have a fixed repayment date.

85

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

A summary of changes in the amount due to Wuhan Wanghao Energy Investment Co., Ltd. is as follows:

	March 31, 2018	December 31, 2017
	(Unaudited)
At beginning of year	$461,120	$-
Advances	157,260	443,846
Repayment	-	-
Exchange difference adjustment	19,040	17,274
At end of year	$637,420	$461,120

Amount due to Mr Wang Yuanhui were $56,332 and $54,335 respectively as at March 31, 2018 and December 31, 2017. The amount is unsecured, interest free and does not have a fixed repayment date.

A summary of changes in the amount due to Mr Wang Yuanhui is as follows:

	March 31, 2018	December 31, 2017
	(Unaudited)
At beginning of year	$54,335	$13,679
Advances	-	38,245
Repayment	-	-
Exchange difference adjustment	1,997	2,411
At end of year	$56,332	$54,335

16. Concentration of Credit Risks

As of March 31, 2018 and December 31, 2017, all of the Company’s cash and cash equivalents were held by major financial institutions located in the PRC, which management believes are of high credit quality.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

No customer accounted for more than 10% of total accounts receivable as of March 31, 2018 and December 31, 2017.

17. Commitments and Contingencies

The Company did not identify any commitment and contingency as of March 31, 2018.

The Company is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the management, is likely to have a material adverse effect on the business, financial condition or results of operations.

18. SUBSEQUENT EVENTS

There are no significant matters to make material adjustments or disclosure in the condensed consolidated financial statements.

86

87

中正達會計師事務所有限公司 Centurion ZD CPA Limited Certified Public Accountants (Practising)

Unit 1304, 13/F, Two Harbourfront, 22 Tak Fung Street, Hunghom, Hong Kong. 香港 紅磡 德豐街22號 海濱廣場二期 13樓1304室 Tel 電話: (852) 2126 2388 Fax 傳真: (852) 2122 9078

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Investors of Wuhan Economic Development Port Limited

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Wuhan Economic Development Port Limited (the “Company”) as of December 31, 2017, 2016 and 2015, and the related consolidated statements of operations and comprehensive loss, changes in owners’ equity and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, 2016 and 2015, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Centurion ZD CPA Ltd.

Centurion ZD CPA Ltd.

Hong Kong

July 16, 2018

We have served as the Company’s auditor since 2018.

88

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

consolidated Balance Sheets

	As of December 31,
	2017	2016	2015

ASSETS
Current assets
Cash and cash equivalents	$118,170	$60,476	$57,588
Accounts receivable, net	458,790	419,362	64,244
Note receivable	15,371	-	-
Advances to suppliers	290,278	85,759	38,292
Other receivables and prepayments, net	1,502,842	1,270,693	1,449,118
Inventories	28,130	38,101	-
Total current assets	2,413,581	1,874,391	1,609,242

Non-current assets
Property and equipment, net	62,795,760	56,686,020	61,116,158
Deposits for property and equipment	2,851,258	1,519,144	1,705,105
Land use rights, net	110,951,569	104,528,600	4,010,613
Port operating rights, net	236,136,197	226,281,975	247,358,416
Other intangible assets, net	248,502	215,525	99,541
Deferred tax assets	7,333	6,870	3,864
Total non-current assets	412,990,619	389,238,134	314,293,697

Total Assets	$415,404,200	$391,112,525	$315,902,939

LIABILITIES AND EQUITY
Liabilities
Current liabilities
Accounts payable	$61,648	$55,103	$110,653
Interest payable	61,877	57,407	70,774
Accrued expenses and other current liabilities	4,055,811	1,165,974	859,346
Due to related parties	13,811,182	104,872,419	138,564
Current loans payable	3,275,254	5,119,516	2,265,195
Total current liabilities	21,265,772	111,270,419	3,444,532

Non-current loans payable	36,351,619	35,688,955	43,650,655
Deferred income	1,823,938	1,746,454	1,907,692
Total non-current liabilities	38,175,557	37,435,409	45,558,347

Total Liabilities	59,441,329	148,705,828	49,002,879

Equity
Paid-in capital	20,993,245	20,993,245	19,306,367
Additional paid-in capital	411,237,289	303,159,413	299,785,655
Accumulated losses	(59,344,765)	(48,475,273)	(36,200,338)
Accumulated other comprehensive loss	(16,922,898)	(32,996,893)	(15,991,572)
Total Wuhan Economic Development Port Limited’s investors’ equity	355,962,871	242,680,492	266,900,112
Non-controlling interests	-	(273,795)	(52)
Total Equity	355,962,871	242,406,697	266,900,060

Total Liabilities and Equity	$415,404,200	$391,112,525	$315,902,939

See notes to the consolidated financial statements

89

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

consolidated Statements of OPERATIONS and Comprehensive LOSS

	For the Years Ended December 31,
	2017	2016	2015

Revenue	$2,217,747	$1,581,575	$1,036,243
Costs of revenue	(2,418,276)	(2,404,920)	(2,072,536)
Gross loss	(200,529)	(823,345)	(1,036,293)

Selling, general and administrative expenses	(8,822,677)	(9,294,898)	(7,721,666)
Loss from operations	(9,023,206)	(10,118,243)	(8,757,959)

Other income (expenses)
Other income, net	77,002	87,545	56,081
Interest income	357	1,336	1,639
Interest expenses	(2,196,698)	(2,535,209)	(3,380,941)
Total other expenses	(2,119,339)	(2,446,328)	(3,323,221)

Loss before income taxes	(11,142,545)	(12,564,571)	(12,081,180)
Income taxes benefits (expenses)	-	3,405	(46,577)
Net loss	$(11,142,545)	$(12,561,166)	$(12,127,757)

Net loss attributable to:
- Wuhan Economic Development Port Limited’s investors	(10,869,492)	(12,274,935)	(12,127,703)
- Non-controlling interests	(273,053)	(286,231)	(54)

Other comprehensive income
Foreign currency translation adjustments	16,073,995	(17,005,321)	(12,362,509)
Comprehensive income (loss)	$4,931,450	$(29,566,487)	$(24,490,266)

See notes to the consolidated financial statements

90

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

consolidated Statements of CHANGES IN Equity

	Wuhan Economic Development Port Limited’s investors’ equity
	Paid-in capital	Additional paid-in capital	Accumulated losses	Accumulated other comprehensive (loss) income	Non- controlling interests	Total

Balance, January 1, 2015	$18,833,688	$291,750,110	$(24,072,635)	$(3,629,063)	$-	$282,882,100

Issuance of paid-in capital	472,679	8,035,545	-	-	-	8,508,224
Net loss	-	-	(12,127,757)	-	-	(12,127,757)
Allocation to non-controlling interests	-	-	54	-	(54)	-
Foreign currency translation adjustment	-	-	-	(12,362,509)	2	(12,362,507)

Balance, December 31, 2015	$19,306,367	$299,785,655	$(36,200,338)	$(15,991,572)	$(52)	$266,900,060

Issuance of paid-in capital	1,686,878	3,373,758	-	-	-	5,060,636
Net loss	-	-	(12,561,166)	-	-	(12,561,166)
Allocation to non-controlling interests	-	-	286,231	-	(286,231)	-
Foreign currency translation adjustment	-	-	-	(17,005,321)	12,488	(16,992,833)

Balance, December 31, 2016	$20,993,245	$303,159,413	$(48,475,273)	$(32,996,893)	$(273,795)	$242,406,697

Forgiveness of liabilities from an owner	-	108,201,786	-	-	-	108,201,786
Net loss	-	-	(11,142,545)	-	-	(11,142,545)
Allocation to non-controlling interests	-	-	273,053	-	(273,053)	-
Purchase additional ownership interests in a subsidiary	-	(123,910)	-	-	559,338	435,428
Foreign currency translation adjustment	-	-	-	16,073,995	(12,490)	16,061,505

Balance, December 31, 2017	$20,993,245	$411,237,289	$(59,344,765)	$(16,922,898)	$-	$355,962,871

See notes to the consolidated financial statements

91

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

consolidated Statements of Cash Flows

	For the Years Ended December 31,
	2017	2016	2015

Cash Flows from Operating Activities:
Net loss	$11,142,545)	$(12,561,166)	$(12,127,757)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,501,580	7,638,966	7,324,256
Provision for doubtful debt	-	13,620	12,588
Loss on disposal of property, and equipment	-	16	103,139
Deferred tax benefit	-	(3,405)	46,577
Changes in operating assets and liabilities:
Accounts receivable	(10,726)	(389,287)	(14,597)
Note receivable	(14,795)	-	-
Advance to suppliers	(191,290)	480,851	462,079
Other receivables	(140,960)	88,491	(426,221)
Inventories	12,071	(39,839)	-
Accounts payable	2,672,130	(50,595)	106,601
Interest payable	576	(9,187)	(10,453)
Accrual and other payables	36,479	378,777	(1,536,514)
Deferred income	(38,798)	(39,484)	(41,740)
Net Cash Used In Operating Activities	(1,316,278)	(4,492,242)	(6,102,042)

Cash Flows from Investing Activities:
Purchase of property and equipment	(3,864,126)	(1,660,113)	(5,118,913)
Proceeds from disposal of property and equipment	-	-	141,482
Deposits paid for acquisition of property and equipment	(1,183,590)	-	(1,762,777)
Purchase of other intangible assets	(47,272)	(153,487)	-
Net Cash Used In Investing Activities	(5,094,988)	(1,813,600)	(6,740,208)

Cash Flows from Financing Activities:
Proceeds from issuing capital	-	5,013,777	8,595,031
Proceeds from financial institution loans	1,479,487	-	8,435,864
Repayment of financial institution loans	(5,266,102)	(2,232,868)	(758,810)
Advances from related parties	10,286,473	4,873,062	-
Repayment to a director	(36,987)	(1,341,212)	(3,756,347)
Net Cash Provided By Financing Activities	6,462,871	6,312,759	12,515,738

Effect of Exchange Rate Changes on Cash and Cash Equivalents	6,089	(4,029)	(6,672)

Net Increase (Decrease) In Cash and Cash Equivalents	57,694	2,888	(333,184)
Cash and Cash Equivalents at Beginning of Year	60,476	57,588	390,772
Cash and Cash Equivalents at End of Year	$118,170	$60,476	$57,588

Supplemental Cash Flow Information:
Cash paid for interest expense	$2,192,228	$2,548,576	$3,394,812
Cash paid for income tax	$-	$-	$-

Supplemental Disclosure of Non-Cash Transactions:
Forgiveness of loans from an owner	$108,201,786	$-	$-
Purchase of land use right from an owner	$-	$101,365,070	$-

See notes to the consolidated financial statements

92

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Wuhan Economic Development Port Limited (the “Company” or “Wuhan EDP”) is a company established under the laws of the People’s Republic of China (“PRC”) on May 24, 2010. The principal activities of the Company are investment holding and the provision of services on port operations.

The consolidated financial statements include the financial statements of the “Company” and its wholly owned subsidiaries, Hubei Taiding Container Port Limited (“Taiding”), and Wuhan Economic Development Port Logistics Limited (“EDP Logistics”).

Taiding is a company established under the laws of the PRC on August 5, 2010. The Company owned 51% since its incorporation. In December 2017, the Company acquired the remaining 49% in Taiding. The principal activities of Taiding is the holding of land use rights for the Company’s business.

EDP Logistics is a company established under the laws of the PRC on August 3, 2017. The Company wholly owned EDP Logistics since its incorporation. EDP Logistics was dormant.

2. Summary of Significant Accounting Policies

2.1 Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

The consolidated financial statements include the financial statements of all the subsidiaries. All transactions and balances between the Company and its subsidiaries have been eliminated upon consolidation.

2.2 Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, management reviews these estimates using the currently available information. Changes in facts and circumstances may cause the Company to revise its estimates. Significant accounting estimates reflected in the consolidated financial statements include: (i) the allowance for doubtful debts; (ii) accrual of estimated liabilities; (iii) contingencies; (iv) deferred tax assets; (v) impairment of long-lived assets; and (vi) useful lives of property and equipment.

2.3 Cash and cash equivalents

Cash and cash equivalents consist of cash and bank deposits with original maturities of three months or less, which are unrestricted as to withdrawal and use the Company maintains accounts at banks and has not experienced any losses from such concentrations.

93

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2.4 Inventories

Inventories consist of materials and supplies that are stated at lower of average cost or market.

2.5 Property and equipment, net

The property and equipment are stated at cost less accumulated depreciation. The depreciation is computed on a straight-line method over the estimated useful lives of the assets with 5% salvage value. Estimated useful lives of property and equipment are stated in Note 6.

The Company eliminates the cost and related accumulated depreciation of assets sold or otherwise retired from the accounts and includes any gain or loss in the statement of income. The Company charges maintenance, repairs and minor renewals directly to expenses as incurred; major additions and betterment to equipment are capitalized.

2.6 Land use rights, net

Land use rights represent amounts paid for the Company’s leases for the use right of lands located in Hannan District Port of Wuhan City of PRC. Amounts are charged to earnings ratably over the term of the lease of 46 years.

2.7 Port operating rights, net

Port operating rights represent amounts paid for the Company’s right to operate the coastline located in Hannan District Port of Wuhan City of PRC. The rights are amortized in the income statement on a straight-line basis over their estimated useful live of 47 years (the period of the operating rights being available).

2.8 Other intangible assets, net

Acquired intangible assets mainly consist of software and system for port operations and management acquired from third parties. Estimated useful lives of other intangible assets are stated in Note 9.

2.9 Impairment of long-lived assets

The Company applies the provisions of ASC No. 360 Sub topic 10, “Impairment or Disposal of Long-Lived Assets” (ASC 360- 10) issued by the Financial Accounting Standards Board (“FASB”). ASC 360-10 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property and equipment and finite lived intangible assets, for impairment at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value. Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets. The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments. The Company estimates fair value based on the information available in making whatever estimates, judgments and projections are considered necessary. There were no impairment losses in the years ended December 31, 2017, 2016 and 2015.

94

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2.10 Fair values of financial instruments

ASC Topic 825, Financial Instruments (“Topic 825”) requires disclosure of fair value information of financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Topic 825 excludes certain financial instruments and all nonfinancial assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts do not represent the underlying value of the Company.

Level 1	inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2	inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.
Level 3	inputs to the valuation methodology are unobservable and significant to the fair value.

As of December 31, 2017, 2016 and 2015, financial instruments of the Company primarily comprise of cash, accounts receivables, note receivable, advances to suppliers, other receivables and prepayments, current loans payable, accrued expenses and other current liabilities, and due to related parties, which were carried at cost on the balance sheets, and carrying amounts approximated their fair values because of their generally short maturities.

2.11 Foreign currency translation and transactions

The Company’s consolidated financial statements are presented in the U.S. dollar (US$), which is the Company’s reporting currency. The Company and its subsidiaries use Renminbi Yuan(“RMB”) as its functional currency. Transactions in foreign currencies are initially recorded at the functional currency rate ruling at the date of transaction. Any differences between the initially recorded amount and the settlement amount are recorded as a gain or loss on foreign currency transaction in the statements of operations.

In accordance with ASC 830, Foreign Currency Matters, the Company translated the assets and liabilities into US$ using the rate of exchange prevailing at the applicable balance sheet date and the statements of operations and cash flows are translated at an average rate during the reporting period. Adjustments resulting from the translation are recorded in owners’ equity as part of accumulated other comprehensive income.

	December 31,
	2017	2016	2015
Balance sheet items, except for equity accounts	6.5059	6.9447	6.4952

	For the Years Ended December 31,
	2017	2016	2015
Items in the statements of operations and comprehensive income, and statement of cash flows	6.7591	6.6431	6.2288

95

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2.12 Revenue recognition

The Company recognizes revenue from services rendered when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable and collection is reasonably assured.

2.13 Advertising expenses

Advertising costs are expensed as incurred, or the first time the advertising takes place, in accordance with ASC 720-35, Advertising Costs. For the years ended December 31, 2017, 2016 and 2015, the Company recorded advertising expenses of $5,493, $92,925 and $113,855, respectively.

2.14 Income taxes

Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. As part of the process of preparing consolidated financial statements, the Company is required to estimate its income taxes in each of the jurisdictions in which it operates. The Company accounts for income taxes using the liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements at each year-end and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates applicable for the differences that are expected to affect taxable income.

The Company adopts a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation process, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. As of December 31, 2017, 2016 and 2015, the Company did not have any uncertain tax position.

2.15 Comprehensive loss

Comprehensive loss includes net income (loss) and foreign currency adjustments. Comprehensive loss is reported in the consolidated statements of operations and comprehensive loss. Accumulated other comprehensive loss, as presented on the consolidated balance sheets are the cumulative foreign currency translation adjustments.

2.16 Contingencies

In the normal course of business, the Company is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations and tax matters. In accordance with ASC No. 450 Sub topic 20, “Loss Contingencies”, the Company records accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated.

96

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2.17 Recently issued accounting pronouncements

The Company does not believe other recently issued but not yet effective accounting standards from ASU 2018-08, if currently adopted, would have a material effect of the consolidated financial position, results of operation and cash flows.

3. Risks

(a) Liquidity risk

The Company is exposed to liquidity risk which is risk that it is unable to provide sufficient capital resources and liquidity to meet its commitments and business needs. Liquidity risk is controlled by the application of financial position analysis and monitoring procedures.

(b) Foreign currency risk

A majority of the Company’s operating activities and a significant portion of the Company’s assets and liabilities are denominated in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the Peoples’ Bank of China (“PBOC”) or other authorized financial institutions at exchange rates quoted by PBOC. Approval of foreign currency payments by the PBOC or other regulatory institutions requires submitting a payment application form together with suppliers’ invoices and signed contracts. The value of RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market.

97

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4. accounts receivable, net

	As at December 31,
	2017	2016	2015

Accounts receivable, gross	$482,407	$441,487	$67,625
Less: allowance for doubtful accounts	(23,617)	(22,125)	(3,381)
Accounts receivable, net	$458,790	$419,362	$64,244

The movement of allowance for doubtful accounts during the years are as follows:

	As at December 31,
	2017	2016	2015

Balance at beginning of the year	$22,125	$3,381	$3,431
Provision for allowance during the year	-	19,827	106
Exchange difference adjustment	1,492	(1,083)	(156)
Balance at end of the year	$23,617	$22,125	$3,381

5. OTHER receivables and prepayments, net

Components of other receivables and prepayments as of December 31, 2017, 2016 and 2015 are as follows:

	As at December 31,
	2017	2016	2015

Deposits	$207,791	$19,781	$200,302
Prepaid expenses	40,561	62,561	40,589
VAT receivable	1,256,631	1,180,507	1,219,715
Others	3,576	13,200	586
Less: allowance for doubtful accounts	(5,717)	(5,356)	(12,074)
Total	$1,502,842	$1,270,693	$1,449,118

The movement of allowance for doubtful accounts during the years are as follows:

	As at December 31,
	2017	2016	2015

Balance at beginning of the year	$5,356	$12,074	$-
Provision for allowance during the year	-	(6,207)	12,482
Exchange difference adjustment	361	(511)	(408)
Balance at end of the year	$5,717	$5,356	$12,074

98

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. Property and Equipment, net

The Company’s property and equipment used to conduct day-to-day business are recorded at cost less accumulated depreciation. Depreciation expenses are calculated using straight-line method over the estimated useful life with 5% of estimated salvage value below:

	Useful life	As at December 31,
	years	2017	2016	2015
Cost:
Buildings	40	$2,726,319	$2,349,513	$2,512,111
Plant and equipment	3 - 50	61,791,695	54,485,069	57,944,275
Leasehold improvements	10	659,852	618,159	615,839
Construction in process		3,629,474	3,246,161	2,594,377
Sub-total		68,807,340	60,698,902	63,666,602
Less: accumulated depreciation		(6,011,580)	(4,012,882)	(2,550,444)
Plant and equipment, net		$62,795,760	$56,686,020	$61,116,158

Depreciation expense totaled $1,663,310, $1,702,066 and $1,623,218, respectively for the years ended December 31, 2017, 2016 and 2015.

7. land use rights, net

	As at December 31,
	2017	2016	2015
Cost:
Land in Hannan District Port of Wuhan	$112,507,180	$105,398,428	$4,312,487
Less: accumulated amortization	(1,555,611)	(869,828)	(301,874)
Land use rights, net	$110,951,569	$104,528,600	$4,010,613

The expiry date of the land use rights is June 2062.

Amortization expense for land use rights totaled $603,625, $614,294 and $89,167, respectively for the years ended December 31, 2017, 2016 and 2015.

8. port operating rights, net

	As at December 31,
	2017	2016	2015
Cost:
Coastline in Hannan District Port of Wuhan	$270,384,958	$253,300,718	$270,830,382
Less: accumulated amortization	(34,248,761)	(27,018,743)	(23,471,966)
Port operating rights, net	$236,136,197	$226,281,975	$247,358,416

The expiry date of the port operating rights is August 2061.

Amortization expense for port operating rights totaled $5,205,123, $5,297,130 and $5,599,813, respectively for the years ended December 31, 2017, 2016 and 2015.

99

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

9. other intangible assets, net

	Useful life	As at December 31,
	years	2017	2016	2015
Cost:
Software and system for port operations and management	10	$322,243	$255,873	$116,632
Less: accumulated amortization		(73,741)	(40,348)	(17,091)
Other intangible assets, net		$248,502	$215,525	$99,541

Amortization expense for other intangible assets totaled $29,522, $25,476 and $12,058, respectively for the years ended December 31, 2017, 2016 and 2015.

10. accrued expenses and other current liabilities

Components of accrued expenses and other current liabilities as of December 31, 2017, 2016 and 2015 are as follows:

	As at December 31,
	2017	2016	2015

Receipt in advance	$6,137	$3,726	$1,520
Accrued payroll	301,400	262,915	164,135
Accruals for purchases of property and equipment	3,563,613	740,380	618,013
Taxes payable	45,498	58,803	2,818
Current deferred income	40,308	37,761	40,374
Other deposits	98,855	62,389	32,486
Accrued expenses and other current liabilities	$4,055,811	$1,165,974	$859,346

11. deferred income

	As at December 31,
	2017	2016	2015

Current potion	$40,308	$37,761	$40,374
Non-current portion	1,823,938	1,746,454	1,907,692
Deferred income	$1,864,246	$1,784,215	$1,948,066

Deferred income represents RMB 13,112,000 (or about $2,127,915) received from government subsidy for land use rights of Hannan District Port of Wuhan in 2012. The income is recognized in the earnings ratably over the term of the lease.

Other income for the government subsidy totaled $38,798, $39,484 and $41,740, respectively for the years ended December 31, 2017, 2016 and 2015.

100

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

12. Loans payable

		December 31,
Bank name	Term	2017	2016	2015

China Construction Bank	From May 7, 2013 to May 6, 2023	$6,640,127	$6,335,767	$6,774,233
China Construction Bank	From May 17, 2013 to May 16, 2023	8,868,872	8,164,500	9,237,591
China Construction Bank	From Jun 28, 2013 to Jun 27, 2023	8,868,872	8,596,482	9,237,591
China Construction Bank	From Sep 29, 2013 to Sep 28, 2023	7,331,807	7,156,537	7,697,992
China Construction Bank	From Jan 3, 2014 to Jan 2, 2024	5,441,215	5,140,611	5,542,555
Huaxia Bank	From Aug 3, 2015 to Aug 3, 2017	-	2,879,894	3,079,197
Huaxia Bank	From Aug 21, 2017 to Aug 21, 2018	1,537,067	-	-
CIMC Capital Ltd	From Dec 20, 2015 to Jul 20, 2018	938,913	2,534,680	4,346,691
Loans payable		$39,626,873	$40,808,471	$45,915,850

Interest rates for China Construction Bank are 5.15%, 5.41% and 6.30% per annum respectively for the years ended December 31, 2017, 2016 and 2015.

Interest rates for Huaxia Bank are 7.40%, 7.76% and 7.76% per annum respectively for the years ended December 31, 2017, 2016 and 2015.

Interest rates for CIMC Capital Ltd are 8.60%, 8.60% and 8.60% per annum respectively for the years ended December 31, 2017, 2016 and 2015.

Interest expenses incurred on loans payable for the years ended December 31, 2017, 2016 and 2015 was $2,196,698, $2,535,209 and $3,380,941, respectively.

As of December 31, 2017, 2016 and 2015, the net book value of the land use rights pledged as collateral for the Company’s bank loans were $3,765,813, $3,527,870 and $3,772,016, respectively.

	As at December 31,
	2017	2016	2015

Loans payable	$39,626,873	$40,808,471	$45,915,850
Less: current portion	3,275,254	5,119,516	2,265,195
Non-current portion	$36,351,619	$35,688,955	$43,650,655

The aggregate maturities of loans payable of each of years subsequent to December 31, 2017 are as follows:

2018	$3,275,254
2019	-
2020	-
2021	-
2022	-
2023	30,910,404
2024	5,441,215
$39,626,873

101

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

13. Employee Retirement Benefit

The Company has made employee benefit contribution in accordance with Chinese relevant regulations, including retirement insurance, unemployment insurance, medical insurance, work injury insurance and birth insurance. The Company recorded the contribution in the salary and employee charges when incurred. The contributions made by the Company were $355,591, $348,429 and $240,614 respectively, for the years ended December 31, 2017, 2016 and 2015.

14. INCOME TAXES

The Company and its subsidiaries were incorporated in the PRC, was governed by the income tax law of the PRC and is subject to PRC enterprise income tax (“EIT”). The EIT rate of PRC is 25%.

Income tax expenses for the years ended December 31, 2017, 2016 and 2015 are summarized as follows:

	Years Ended December 31,
	2017	2016	2015

Current	$-	$-	$-
Deferred tax benefit	-	3,405	(46,577)
	$-	$3,405	$(46,577)

A reconciliation of the income tax benefit determined at the PRC EIT income tax rate to the Company’s effective income tax benefit is as follows:

	Years Ended December 31,
	2017	2016	2015

EIT at the PRC statutory rate of 25%	$2,785,636	$3,141,143	$3,020,295
Valuation allowance	(2,785,636)	(3,137,738)	(3,066,872)
	$-	$3,405	$(46,577)

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the years ended December 31, 2017, 2016 and 2015, the Company had no unrecognized tax benefits.

The Company does not anticipate any significant increase to its liability for unrecognized tax benefit within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense.

Deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements at each year-end and tax loss carry forwards. The tax effects of temporary differences that give rise to the following approximate deferred tax assets and liabilities as of December 31, 2017, 2016 and 2015 are presented below.

	As at December 31,
	2017	2016	2015
Deferred tax assets
Provision for doubtful accounts of accounts receivable	$5,904	$5,531	$845
Provision for doubtful accounts of other receivables	1,429	1,339	3,019
	$7,333	$6,870	$3,864

The Company had net operating losses carry forward of $18,952,685 as of December 31, 2017 which will expire on various dates between December 31, 2019 and 2022.

102

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

15. Related Party Transactions

15.1 Nature of relationships with related parties

Name	Relationships with the Company
Wuhan Xinhe Industrial Investment Co., Ltd. (“Xinhe”)	Former shareholder
Fujian Yuesheng Industrial Development Co., Ltd. (“Yuesheng”)	Controlling shareholder
Wuhan Wanghao Energy Investment Co., Ltd.	Former shareholder
Mr Wang Yuanhui	Former shareholder

15.2 Related party balances and transactions

Amount due to Xinhe were $1,537, $1,440 and $138,564 respectively as at December 31, 2017, 2016 and 2015. The amount is unsecured, interest free and does not have a fixed repayment date.

A summary of changes in the amount due to Xinhe is as follows:

	As at December 31,
	2017	2016	2015

At beginning of year	$1,440	$138,564	$1,450,046
Advances	-	1,506	-
Repayment	-	(135,507)	(1,247,075)
Exchange difference adjustment	97	(3,123)	(64,407)
At end of year	$1,537	$1,440	$138,564

In April, 2010, Wuhan Hannan District People’s Government of the PRC allocated port operating rights with 7,060 meters coastline of Hannan District Port of Wuhan to Xinhe. In December 2011, the Company acquired these port operating rights of approximately $258,000,000 (RMB1,759,097,500) from Xinhe in exchange for a related party payable. The value of the port operating rights at the time of transfer was determined by valuation of a third-party valuer. The related party payable was subsequently forgiven by Xinhe in December 2014.

Amount due to Yuesheng were $13,294,190, $104,857,300 and nil respectively as at December 31, 2017, 2016 and 2015. The amount is unsecured, interest free and does not have a fixed repayment date.

A summary of changes in the amount due to Yuesheng is as follows:

	As at December 31,
	2017	2016	2015

At beginning of year	$104,857,300	$-	$-
Advances	13,261,362	9,481,613	-
Forgiveness of liabilities	(108,201,786)	-	-
Purchases of land use right	-	101,365,070	-
Repayment	-	(1,205,705)	-
Exchange difference adjustment	3,377,314	(4,783,678)	-
At end of year	$13,294,190	$104,857,300	$-

In October, 2016, the government further allocated rights to Yuesheng an adjacent land of approximately 1.2 million square meters as supplement to the coastline for the development of further infrastructure facilities. In November 2016, the Company acquired these land use rights of approximately $101,365,070 (RMB703,950,000) from Yuesheng in exchange for a related party payable. The value of the land use rights at the time of transfer was determined by valuation of a third-party valuer. The related party payable was subsequently forgiven by Yuesheng in December 2017.

Amount due to Wuhan Wanghao Energy Investment Co., Ltd. were $461,120, nil and nil respectively as at December 31, 2017, 2016 and 2015. The amount is unsecured, interest free and does not have a fixed repayment date.

103

WUHAN ECONOMIC DEVELOPMENT PORT LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

A summary of changes in the amount due to Wuhan Wanghao Energy Investment Co., Ltd. is as follows:

	As at December 31,
	2017	2016	2015

At beginning of year	$-	$-	$805,581
Advances	443,846	-	-
Repayment	-	-	(795,836)
Exchange difference adjustment	17,274	-	(9,745)
At end of year	$461,120	$-	$-

Amount due to Mr Wang Yuanhui were $54,335, $13,679 and nil respectively as at December 31, 2017, 2016 and 2015. The amount is unsecured, interest free and does not have a fixed repayment date.

A summary of changes in the amount due to Mr Wang Yuanhui is as follows:

	As at December 31,
	2017	2016	2015

At beginning of year	$13,679	$-	$-
Advances	38,245	14,304	-
Repayment	-	-	-
Exchange difference adjustment	2,411	(625)	-
At end of year	$54,335	$13,679	$-

16. Concentration of Credit Risks

As of December 31, 2017, 2016 and 2015, all of the Company’s cash and cash equivalents were held by major financial institutions located in the PRC, which management believes are of high credit quality.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

No customer accounted for more than 10% of total accounts receivable as of December 31, 2017, 2016 and 2015.

17. Commitments and Contingencies

The Company did not identify any commitment and contingency as of December 31, 2017.

The Company is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the management, is likely to have a material adverse effect on the business, financial condition or results of operations.

18. SUBSEQUENT EVENTS

There are no significant matters to make material adjustments or disclosure in the consolidated financial statements.

104

Results of Operations

Quarter Ended March 31, 2018 vs March 31, 2017 and Year Ended December 31, 2017 vs Year Ended December 31, 2016 vs Year Ended December 31, 2015

	For the three months Ended March 31,		Changes		For the Year Ended December 31,		Changes		For the Years Ended December 31,		Changes
	2018	2017	$	%	2017	2016	$	%	2016	2015	$	%

Revenue	$746,585	$545,711	200,874	36.8%	$2,217,747	$1,581,575	636,172	40.2%	$1,581,575	$1,036,243	545,332	52.6%
Costs of revenue	(679,296)	(543,371)	(135,925)	25.0%	(2,418,276)	(2,404,920)	(13,356)	0.6%	(2,404,920)	(2,072,536)	(332,384)	16.0%
Gross profit (loss)	67,289	2,340	64,949	2775.6%	(200,529)	(823,345)	622,816	-75.6%	(823,345)	(1,036,293)	212,948	-20.5%

Selling, general and administrative expenses	(2,198,174)	(2,146,428)	(51,746)	2.4%	(8,822,677)	(9,294,898)	472,221	-5.1%	(9,294,898)	(7,721,666)	(1,573,232)	20.4%
Loss from operations	(2,130,885)	(2,144,088)	13,203	-0.6%	(9,023,206)	(10,118,243)	1,095,037	-10.8%	(10,118,243)	(8,757,959)	(1,360,284)	15.5%

Other income (expenses)
Other income, net	9,346	9,195	151	1.6%	77,002	87,545	(10,543)	-12.0%	87,545	56,081	31,464	56.1%
Interest income	44	92	(48)	-52.2%	357	1,336	(979)	-73.3%	1,336	1,639	(303)	-18.5%
Interest expenses	(531,748)	(571,292)	39,544	-6.9%	(2,196,698)	(2,535,209)	338,511	-13.4%	(2,535,209)	(3,380,941)	845,732	-25.0%
Total other expenses	(522,358)	(562,005)	39,647	-7.1%	(2,119,339)	(2,446,328)	326,989	-13.4%	(2,446,328)	(3,323,221)	876,893	-26.4%

Loss before income taxes	(2,653,243)	(2,706,093)	52,850	-2.0%	(11,142,545)	(12,564,571)	1,422,026	-11.3%	(12,564,571)	(12,081,180)	(483,391)	4.0%
Income taxes benefits (expenses)	-	-	-	0.0%	-	3,405	(3,405)	0.0%	3,405	(46,577)	49,982	0.0%
Net loss	$(2,653,243)	$(2,706,093)	52,850	-2.0%	$(11,142,545)	$(12,561,166)	1,418,621	-11.3%	$(12,561,166)	$(12,127,757)	(433,409)	3.6%

Net loss attributable to:
- Wuhan Economic Development Port Limited’s investors	(2,653,243)	(2,639,013)	(14,230)	0.5%	(10,869,492)	(12,274,935)	1,405,443	-11.4%	(12,274,935)	(12,127,703)	(147,232)	1.2%
- Non-controlling interests	-	(67,080)	67,080	-100.0%	(273,053)	(286,231)	13,178	-4.6%	(286,231)	(54)	(286,177)	529957.4%

Other comprehensive income
Foreign currency translation adjustments	13,626,415	2,000,913	11,625,502	581.0%	16,073,995	(17,005,321)	33,079,316	-194.5%	(17,005,321)	(12,362,509)	(4,642,812)	37.6%
Comprehensive income (loss)	$10,973,172	$(705,180)	11,678,352	-1656.1%	$13,420,752	$(29,566,487)	42,987,239	-145.4%	$(29,566,487)	$(24,490,266)	(5,076,221)	20.7%

105

Comparison of Quarters Ended March 31, 2018 and March 31, 2017 and for the Years Ended December 31, 2017, December 31, 2016 and December 31, 2015

Revenue

Wuhan Port generates revenue from the provision of port services. This comprises revenue from container handling, warehousing and logistics related services.

Total revenue increased by $200,874, or 36.8%, to $746,585 for the three months ended March 31, 2018, compared to $545,711 for the three months ended March 31, 2017.

Total revenue increased by $636,172, or 40.2%, to $2,217,747 for the year ended December 31, 2017, compared to $1,581,575 for the year ended December 31, 2016. Total revenue increased by $545,332, or 52.6%, to $1,581,575 for the year ended December 31, 2016, compared to $1,036,243 for the year ended December 31, 2015.

The increase in revenue for the aforementioned period was primarily attributable to the increase in customer demand for container transportation.

Costs of revenue

The costs of revenue of Wuhan Port consist of direct labor, fuels and electricity, consumables and depreciation expenses.

Total costs of revenue increased by $135,925, or 25.0%, to $679,296 for the three months ended March 31, 2018, compared to $543,371 for the three months ended March 31, 2017.

Total costs of revenue increased by $13,356, or 0.6%, to $2,418,276 for the year ended December 31, 2017, compared to $2,404,920 for the year ended December 31, 2016. Total revenues increased by $332,384, or 16.0%, to $2,404,920 for the year ended December 31, 2016, compared to $2,072,536 for the year ended December 31, 2015.

The increase in costs of revenue for the abovementioned periods was in tandem to the increase in revenue.

Gross profit (loss).

The gross profit (loss) of Wuhan Port was $67,289 and $2,340 respectively for the three months ended March 31, 2018 and 2017, and $(200,529), $(823,345) and $(1,036,293) respectively for the years ended December 31, 2017, 2016 and 2015.

Selling, general and administrative expenses.

The selling, general and administrative expenses of Wuhan Port consist of salaries, office expenses, utilities, business travel, depreciation and amortization expenses.

Total selling, general and administrative expenses increased by $51,746, or 2.4%, to $2,198,174 for the three months ended March 31, 2018, compared to $2,146,428 for the three months ended March 31, 2017. As a percentage, management does not view the increase as particularly significant.

Total selling, general and administrative expenses decreased by $472,221, or 5.1%, to $8,822,677 for the year ended December 31, 2017, compared to $9,294,898 for the year ended December 31, 2016. Total selling, general and administrative expenses increased by $1,573,232, or 20.4%, to $9,294,898 for the year ended December 31, 2016, compared to $7,721,666 for the year ended December 31, 2015.

For the year ended December 31, 2017, Wuhan Port made a conscious effort to plan and budget its selling, general and administrative expenses and thus managed to decrease its expenses from the previous year. For the year ended December 31, 2016, the increase in selling, general and administrative expenses was in tandem with the increase in revenue.

Loss from operations.

As a result of the factors described above, operating loss was $2,130,885 for the three months ended March 31, 2018, compared to operating loss of $2,144,088 for the three months ended March 31, 2017, a decrease of operating loss of $13,203, or approximately 0.6%.

Operating loss was $9,023,206 for the year ended December 31, 2017, compared to operating loss of $10,118,243 for the year ended December 31, 2016, a decrease of operating loss of $1,095,037, or approximately 10.8%. Operating loss was $10,118,243 for the year ended December 31, 2016, compared to operating loss of $8,757,959 for the year ended December 31, 2015, an increase of operating loss of $1,360,284, or approximately 15.5%.

106

Other expenses.

Wuhan Port had other expenses totaling $522,358 for the three months ended March 31, 2018, compared to other expense totaling $562,005 for the three months ended March 31, 2017. Wuhan Port had other expenses totaling $2,119,339 for the year ended December 31, 2017, compared to other expense totaling $2,446,328 and $ 3,323,221 respectively for the years ended December 31, 2016 and 2015. The other expenses mainly comprise interest expenses for loans payable to banks.

Income tax.

Wuhan Port did not have any significant income tax expenses or benefit for the three months ended March 31, 2018 and 2017, and for the years ended December 31, 2017, 2016 and 2015.

Net loss.

As a result of the factors described above, the net loss from operations of Wuhan Port for the three months ended March 31, 2018 was $2,653,243, compared to net loss of $2,706,093 for the three months ended March 31, 2017, a decrease in loss of $52,850.

The net loss from operations of Wuhan Port for the year ended December 31, 2017 was $11,142,545, compared to net loss of $12,561,166 for the year ended December 31, 2016, a decrease in loss of $1,418,621. For the year ended December 31, 2016, net loss increased by $433,409 compared to the net loss of $12,127,757 for the year ended December 31, 2015.

Net loss attributable to Wuhan Economic Development Port Limited’s equity holder

The net loss attributable to Wuhan Port’s equity holder for the three months ended March 31, 2018 was $2,653,243, compared to net loss of $2,639,013 for the three months ended March 31, 2017, an increase in loss of $14,230.

The net loss attributable to Wuhan Port’s equity holder for the year ended December 31, 2017 was $10,869,492, compared to net loss of $12,274,935 for the year ended December 31, 2016, a decrease in loss of $1,405,443. For the year ended December 31, 2016, net loss attributable to Wuhan Port’s equity holder increased by $147,232 compared to the net loss of $12,127,703 for the year ended December 31, 2015.

Foreign currency translation.

The financial statements of Wuhan Port are expressed in U.S. dollars but the functional currency is RMB. Results of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period and equity is translated at historical exchange rates. Translation adjustments resulting from the process of translating the financial statements denominated in RMB into U.S. dollars are included in determining comprehensive income. The foreign currency translation gain (loss) for the three months ended March 31, 2018 and 2017 was $13,626,415 and $2,000,913 respectively, and for the years ended December 31, 2017, 2016 and 2015 was $16,073,995 $(17,005,321) and $(12,362,509) respectively. The changes reflect the significant appreciation of RMB to U.S. dollars for the three months ended March 31, 2018 and the year ended December 31, 2017, and the significant depreciation of RMB to U.S. dollars for the years ended December 31, 2016 and 2015.

Liquidity and Capital Resources

The following summarizes the key components of Wuhan Port’s cash flows for three months ended March 31, 2018 and 2017, as well as the years ended December 31, 2018, 2017 and 2016:

Quarter Ended March 31, 2018 vs March 31, 2017 and Year Ended December 31, 2017 vs Year Ended December 31, 2016 vs Year Ended December 31, 2015

	For the three months Ended March 31,			For the Year Ended December 31,			For the Year Ended December 31,
	2018	2017	Change	2017	2016	Change	2016	2015	Change

Net Cash Used in Operating Activities	$(768,156)	$(1,465,525)	697,369	$(1,316,278)	$(4,492,242)	3,175,964	$(4,492,242)	$(6,102,042)	1,609,800

Net Cash Used in Investing Activities	$(17,525)	$(517,685)	500,160	$(5,094,988)	$(1,813,600)	(3,281,388)	$(1,813,600)	$(6,740,208)	4,926,608

Net Cash Provided by Financing Activities	$738,906	$2,066,242	(1,327,336)	$6,462,871	$6,312,759	150,112	$6,312,759	$12,515,738	(6,202,979)

107

Wuhan Port had a balance of cash and cash equivalents of $75,114 and $118,170 respectively as of March 31, 2018 and December 31, 2017. Wuhan Port has historically funded its working capital needs through advance payments from customers, bank borrowings, and capital from stockholders. Its working capital requirements are influenced by the state and level of its operations, and the timing of capital needed for further port infrastructure.

Operating Activities. During the three months ended March 31, 2018, net cash used in operating activities was $768,156, compared to net cash used in operating activities of $1,465,525 for the three months ended March 31, 2017, a decrease of $ 697,369. During the year ended December 31, 2017, net cash used in operating activities was $1,316,278, compared to net cash used in operating activities of $4,492,242 for the year ended December 31, 2016, a decrease of $3,175,964. During the year ended December 31, 2016, net cash used in operating activities was $4,492,242, compared to net cash used in operating activities of $6,102,042 for the year ended December 31, 2015, a decrease of $1,609,800. The decrease in net cash used in operating activities was primarily contributed by the decrease in net loss and the increase in accrual and other payables, which led to a decrease of net cash outflow.

Investing Activities. During the three months ended March 31, 2018, net cash used in investing activities was $17,525, compared to net cash used in investing activities of $517,685 for the three months ended March 31, 2017, a decrease of $500,160. During the year ended December 31, 2017, net cash used in investing activities was $5,094,988, compared to net cash used in investing activities of $1,813,600 for the year ended December 31, 2016, an increase of $3,281,388. During the year ended December 31, 2016, net cash used in investing activities was $1,813,600, compared to net cash used in investing activities of $6,740,208 for the year ended December 31, 2015, a decrease of $4,926,608. The changes in the net cash used in investing activities were due to the significant investment in the plant and equipment in 2017 and 2015.

Financing Activities. During the three months ended March 31, 2018, net cash provided by financing activities was $738,906, compared to net cash provided by financing activities of $2,066,242 for the three months ended March 31, 2017, a decrease of $1,327,336. During the year ended December 31, 2017, net cash provided by financing activities was $6,462,871, compared to net cash provided by financing activities of $6,312,759 for the year ended December 31, 2016, an increase of $150,112. During the year ended December 31, 2016, net cash provided by financing activities was $6,312,759, compared to net cash provided by financing activities of $12,515,738 for the year ended December 31, 2015, a decrease of $6,202,979. The changes in the net cash provided by financing activities were due to the significant funding needs for the purchases of plant and equipment in 2017 and 2015.

Off-Balance Sheet Arrangements and Contractual Obligations

Wuhan Port did not have significant off-balance sheet arrangements and contractual obligations.

108

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE
PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the Acquisition Transaction described in this Information Sheet is authorized by Section 78.320 of the Nevada Revised Statutes (“NRS”). Section 78.320 provides that, unless otherwise provided in a company’s articles of incorporation, action taken at an annual or special meeting may be taken without a meeting, without prior notice, and without a vote, if consents are signed by shareholders that constitute a majority of the votes of issued and outstanding common stock in the company.

DESCRIPTION OF THE ACQUISITION TRANSACTION

On December 26, 2017, the Company entered into an agreement (the “Purchase Agreement”) with the Acquiree Shareholders to acquire all the interests of Acquiree; and the Acquiree Shareholders will acquire all the equity interest held by the Company in Energetic Mind Limited, a BVI company and a wholly-owned subsidiary of the Company. Energetic Mind Limited holds 100% interest in Ricofeliz Capital (HK) Ltd., a Hong Kong company that holds 100% capital stock of Wuhan Yangtze River Newport Logistics Co., Ltd., a wholly foreign-owned enterprise formed under the laws of the People’s Republic of China that primarily engages in the business of real estate and infrastructural development with a port logistics center located in Wuhan, Hubei Province of China.

Upon execution of the Purchase Agreement, the Acquiree will undergo reorganization. As a result of the reorganization, the Acquiree has become a limited liability company. It will be held by a Hong Kong company, which will be 100% owned by a BVI entity.

The Company’s U.S. offices are located at 41 John Street, Suite 2A, New York, NY 10038. The Company’s telephone number is +1-646-861-3315. Fujian Yuesheng Industrial Development Limited, the representative of the Acquiree Shareholders, has an office address at Interval 171, room 211, annex building No.2, Supervision Building of Processing Trade District, Bonded Port District, City of Fuzhou, Fujian Province, China.

The closing of the transaction, which shall be no later than July 31, 2018, is conditioned upon satisfaction of due diligence by both parties, the completion of auditing of the financial statements of the Acquiree, and the approval of relevant regulatory agencies.

The consideration of the acquisition transaction will be first offset against both parties of the target companies leaving the balance of RMB 600 million (or approximately USD $91 million) to be paid by the Company to the Acquiree Shareholders. Refundable deposit of RMB 30 million shall be paid to the Acquiree Shareholders upon initial due diligence and auditing. The remaining RMB 570 million shall be paid at closing in cash or in the form of a 7% convertible note.

Wuhan Economic Development Port Limited, the Acquiree, is incorporated on May 24, 2010. It owns 100% interest in Hubei Taiding Container Port Limited and Wuhan Economic Development Port Logistics Limited. It has the following major operations: (i) owns 7,060 meters of the Yangtze River shoreline located in the Hannan District Port, Wuhan City. Currently three berths along the 330 meters of the coastline has been completed and in operation. Additional six berths have been approved by the local government and waiting to be built. Also, more than ten berths are pending approval by the local government; (ii) owns a total of 1,371,960 square meters of industrial land near the Hannan District Port for the construction of logistics warehouses and supporting office buildings. A warehouse in the total 11,340 square meters has been built and is in operation; (iii) owns office building in a total of 4,575.7 square meters which is in operation; and (iv) has received registration certificate issued by China Wuhan Customs. The total value of fixed assets plus intangible assets of the Acquiree as of October 31, 2017 was RMB 3 billion, or approximately USD$454M, based on an assessment report issued by a local appraisal company.

Reasons for the Acquisition Transaction.

In evaluating the Wuhan Port Acquisition, the Board consulted with the Company’s management, as well as its legal and financial advisors, and in reaching its unanimous decision to approve the Purchase Agreement and the Wuhan Port Acquisition, carefully considered a number of factors, including the following material factors, all of which it viewed as supporting its decision to approve the Wuhan Port Acquisition:

●	each of the Company’s and Wuhan Port’s financial performance and condition, results of operation, management, business quality, prospects, competitive position and businesses as separate entities and on a combined basis. In reviewing these factors, including the information obtained through due diligence, the Board considered that Wuhan Port’s business and operations complement those of the Company and that Wuhan Port’s earnings and prospects and the synergies potentially available in the proposed transaction create the opportunity for the combined company to have superior future earnings and prospects;

●	its conclusion after its analysis that the Company and Wuhan Port are a complementary fit because of the nature of the markets served and Service offered by the Company and Wuhan Port and the expectation that the transaction would provide economies of scale, expanded product offerings, expanded opportunities for cross-selling, cost savings opportunities and enhanced opportunities for growth; and

●	Wuhan Port’s reputation in the port and logistics services industries and its strong ties to the markets it serves.

109

Effect of the Acquisition Transaction

If the Wuhan Port Acquisition were to be consummated, we would be divested of our interests in Energetic Mind and correspondingly, our interests in Wuhan Newport and the Logistics Center and will assume the business of Wuhan Port. Conversely, if the Wuhan Port Acquisition were to fail to be consummated, then we shall continue our plans to develop the Logistics Center.

FORWARD-LOOKING STATEMENTS

This information statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, that reflect our current views with respect to, among other things, future events and financial performance. Words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements in this information statement are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. Our actual results may vary materially from those indicated in these forward-looking statements, including as a result of the factors described under “Risk Factors” in our quarterly and annual reports filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment; risks associated with possible disruption in the economy generally due to terrorism or natural disasters; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); our ability to satisfy our debt obligations; potential wind-down or dispositions of our business; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Therefore, you should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Although we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, or otherwise make available to investors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, there were 172,344,446 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.  The Majority Stockholders voted an aggregate of 141,089,725 shares of common stock, which represents approximately 81.86% of the voting power of the Company’s voting stock.

110

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	Each of our named executive officers;

●	Each of our directors; and

●	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of the Record Date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common stock subject to stock options currently exercisable or exercisable within sixty (60) days of the Record Date, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Yangtze River Port and Logistics Limited, 41 John St., Suite 2A, New York, NY 10038.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock(1)
Xiangyao Liu, CEO, President, Chief Executive Officer, and Chairman of the Board(2)	91,240,000	52.94%
James Stuart Coleman, Executive Director(3)	4,060,000	2.36%
Xin Zheng, Chief Financial Officer	0	0%
Yanliang Wu, Executive Director	0	0%
Yu Zong, Executive Director	0	0%
Harvey Leibowitz, Independent Director	0	0%
Zhixue Liu, Independent Director	0	0%
Tongmin Wang, Independent Director	0	0%
Daniel W. Heffernan, Independent Director	0	0%
Adam S. Goldberg, Independent Director	0	0%
Zhihong Su, Independent Director	0	0%
Zhanhuai Cheng, Executive Director	0	0%
All directors and executive officers as a group (12 person)	95,370,000	55.64%
5% Shareholders:
Jasper Lake Holdings Limited(2)	91,240,000	52.94%
Crestlake Holdings Limited(4)	16,600,000	9.63%
Fortunate Drift Limited(5)	16,757,683	9.72%
Majestic Symbol Limited(6)	16,890,845	9.80%
Zhimin Chen(7)	16,201,197	9.40%

(1)	Based on 172,344,446 shares of Common Stock outstanding as of the Record Date.

(2)	Mr. Liu has investing and dispositive power of shares beneficially owned by Jasper Lake Holdings Limited.

(3)	Mr. Coleman owns all of the membership interest of Best Future Investment LLC., which owns 4,060,000 shares of the Company’s common stock. Mr. Coleman may be deemed to be the beneficial owner of the shares of our common stock held by Best Future Investment LLC.

(4)	Yanliang Hu has investing and dispositive power of shares beneficially owned by Crestlake Holdings Limited.

(5)	Linyu Chen has investing and dispositive power of shares beneficially owned by Fortunate Drift Limited.

(6)	Long Zhao has investing and dispositive power of shares beneficially owned by Majestic Symbol Limited.

(7)	Including 14,455,247 shares through Prolific Lion Limited and 1,745,950 shares through Valiant Power Limited where Mr. Chen has investing and dispositive power.

111

REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF STOCKHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

Pursuant to Section 78.565 of the NRS, approval of the sale of all of the equity interest of Energetic Mind Limited requires the vote of a majority of its outstanding common stock. Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholders’ meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities. Our Board of Directors, as well as the Majority Stockholders have approved the Purchase Agreement and the Acquisition Transaction through written consents executed on December 27, 2017. On December 27, 2017, the Majority Stockholder delivered their written consent approving the Acquisition Transaction. Thus, required stockholder approval for the Acquisition Transaction was obtained.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to the Purchase Agreement and Acquisition Transaction, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholders’ meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional corporate time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the consummation of the Acquisition Transaction in a manner that is timely and efficient for us and our stockholders.

DISSENTERS’ RIGHT OF APPRAISAL

Under the NRS, the Company’s stockholders are not entitled to dissenters’ rights with respect to the proposed Acquisition Transaction, and the Company will not independently provide the Company’s stockholders with dissenters’ rights.

OUR BOARD OF DIRECTORS AND THE STOCKHOLDERS HOLDING A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE VOTING STOCK OF THE COMPANY HAVE APPROVED THE ACQUISITION TRANSACTION AND PURCHASE AGREEMENT.

112

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC at “http://www.sec.gov.”

You should rely only on the information contained or incorporated by reference in this Information Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to stockholders shall not create any implication to the contrary.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of our directors or officers since January 1, 2017, being the commencement of our last completed fiscal year, nor any associate of any of the foregoing persons, have any substantial interest, direct or indirect, by security holdings or otherwise in the Acquisition Transaction.

PROPOSALS BY SECURITY HOLDERS

None.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at American Housing Income Trust, Inc., at the address identified on the first page of this Information Sheet, attention: Chief Executive Officer.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

August 20, 2018	By Order of the Board of Directors,

/s/ Xiangyao Liu
Xiangyao Liu,
Chairman of the Board of Directors

113

MAJORITY CONSENT IN LIEU OF A SPECIAL
MEETING OF SHAREHOLDERS OF
YANGTZE RIVER DEVELOPMENT LIMITED

Dated as of December 27, 2017

Pursuant to Sections 78.320 and 78.390 of the Nevada Revised Statutes (the “NRS”), the undersigned, being holder of a majority of the voting shares of Yangtze River Development Limited (the “Majority Holders”), a Company of the State of Nevada (the “Company”), do hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and does hereby consent to the following action of this Company, which actions are hereby deemed effective as of the date hereof:

THE AGREEMENT

WHEREAS, the Board deems it to be in the best interest of the Company and shareholders signs an Agreement with eight Chinese companies as follows:

1.	Fujian Yuesheng Industrial Development Limited

2.	Wuhan Wangxi Energy Investment Group Limited

3.	Fujian Taihui Industrial Development Limited

4.	Wuhan Xinhe Industrial Investment Limited

5.	Fuzhou Xiangcen Industrial Limited

6.	Fuzhou Kexin Asset Management Limited

7.	Fuzhou Fuyi Trading Limited

8.	Wuhan Xirong Industrial Limited

The above eight Chinese companies that YERR intends to acquire jointly hold 100% interest in Wuhan Economic Development Port Co., Limited.

The above 8 Chinese companies, through another company or person, acquire 100% interest in YERR and its subsidiary Energetic Mind Limited which in turn owns 100% interest in Wuhan Yangtze River Newport Logistics Limited.

According to the Agreement, it is conditional on the completion of the transaction including but not limited to:

a. The due diligence (including audit) of the target companies of both parties has to pass; and

b. The acquisitions and disposal as agreed in the Agreement are pending the approval by the relevant authorities and so forth.

NOW, THEREFORE, BE IT:

RESOLVED, that the undersigned hereby acknowledge and approve the Agreement.

RESOLVED, that each of the officers of the Company be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and documents and to take such other actions as may be necessary or appropriate or advisable to carry out the intent of the foregoing resolution; and be it further

RESOLVED, that all actions heretofore taken by the officers, directors, employees and agents of, and attorneys for, the Company in connection with the transactions contemplated by the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects.

[Signature Page Follows]

114

The undersigned, by affixing his signature hereto, does hereby consent to, authorize and approve the foregoing actions in his capacity as the holder of the majority of outstanding voting shares of Yangtze River Development Limited.

By:	/s/ Xiangyao Liu	/s/ Linyu Chen
	Xiangyao Liu (Percent of Share Held: 52.94%)	Linyu Chen (Percent of Share Held: 9.72%)

	/s/ Long Zhao	/s/ Zhimin Chen
	Long Zhao (Percent of Share Held: 9.80%)	Zhimin Chen (Percent of Share Held: 9.40%)

115

YANGTZE RIVER DEVELOPMENT LIMITED

UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS

IN LIEU OF A SPECIAL MEETING

A Nevada Company

December 27, 2017

Pursuant to Section 78.315 of the Nevada Revised Statutes, the undersigned, being the members of the Board of Directors (the “Board”) of Yangtze River Development Limited, a Nevada Corporation (the “Company”), hereby consents to and adopts the following resolutions and takes the following actions with the same force and effect as if such resolutions had been duly adopted and such actions duly taken at a meeting of the Board duly called and convened for such purpose on the date first set forth above, with a full quorum present and acting throughout:

THE AGREEMENT

WHEREAS, the Board deems it to be in the best interest of the Company and shareholders signs an Agreement with eight Chinese companies as follows:

1.	Fujian Yuesheng Industrial Development Limited

2.	Wuhan Wangxi Energy Investment Group Limited

3.	Fujian Taihui Industrial Development Limited

4.	Wuhan Xinhe Industrial Investment Limited

5.	Fuzhou Xiangcen Industrial Limited

6.	Fuzhou Kexin Asset Management Limited

7.	Fuzhou Fuyi Trading Limited

8.	Wuhan Xirong Industrial Limited

The above eight Chinese companies that YERR intends to acquire jointly hold 100% interest in Wuhan Economic Development Port Co., Limited.

The above 8 Chinese companies, through another company or person, acquire 100% interest in YERR and its subsidiary Energetic Mind Limited which in turn owns 100% interest in Wuhan Yangtze River Newport Logistics Limited.

According to the Agreement, it is conditional on the completion of the transaction including but not limited to:

a.	The due diligence (including audit) of the target companies of both parties has to pass; and

b.	The acquisitions and disposal as agreed in the Agreement are pending the approval by the relevant authorities and so forth.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby acknowledge and approve the Agreement.

116

GENERAL

RESOLVED, that any and all actions heretofore taken by the Proper Officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions;

RESOLVED, that this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and that facsimile and PDF signatures shall be deemed to have the same effect as originals;

RESOLVED, that this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting shall be filed with the minutes of meetings of the Board and shall be treated for all purposes as action taken at a meeting.

[INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOLLOWS]

117

[SIGNATURE PAGE TO DIRECTOR’S RESOLUTION]

IN WITNESS WHEREOF, the undersigned has duly executed this Unanimous Written Consent on the 27th day of December, 2017.

/s/ Xiangyao Liu
Xiangyao Liu, Chairman of the Board

/s/ James Stuart Coleman
James Stuart Coleman, Executive Director

/s/ Zhanhuai Cheng
Zhanhuai Cheng, Executive Director

/s/ Yanliang Wu
Yanliang Wu, Executive Director

/s/ Yu Zong
Yu Zong, Executive Director

/s/ Zhixue Liu
Zhixue Liu, Independent Director

/s/ Harvey Leibowitz
Harvey Leibowitz, Independent Director

/s/ Tongmin Wang
Tongmin Wang, Independent Director

/s/ Adam Goldberg
Adam Goldberg, Independent Director

/s/ Daniel W. Hefferman
Daniel W. Hefferman, Independent Director

/s/ Zhihong Su
Zhihong Su. Independent Director

118

Annex A

AGREEMENT

THIS AGREEMENT, dated as of December 26, 2017, is made by and among Yangtze River Development Limited (“Party A”) and below companies (collectively as “Party B”) in Wuhan, China:

Fujian Yuesheng Industrial Development Limited福建越昇实业发展有限公司

Wuhan Wangxi Energy Investment Group Limited武汉旺禧能源投资集团有限公司

Fujian Taihui Industrial Development Limited 福建泰晖实业发展有限公司

Wuhan Xinhe Industrial Investment Limited 武汉欣和实业投资有限公司

Fuzhou Xiangcen Industrial Limited 福州祥岑实业有限公司

Fuzhou Kexin Asset Management Limited 福州可信资产管理有限公司

Fuzhou Fuyi Trading Limited 福州福溢贸易有限公司

Wuhan Xirong Industrial Limited 武汉玺荣实业有限公司

WHEREAS:-

Party A and Party B, through friendly consultation and in accordance with relevant laws and regulations, intend to acquire companies whereas Party A acquires the equity interest in Wuhan Economic Development Port Co., Limited (武汉经开港口股份有限公司, registered in China, hereinafter referred to as “Target Company B”) held by Party B; and Party B acquires the equity interest held by Party A in Energetic Mind Limited (an entity registered in BVI, hereinafter referred to as “Target Company A”), and have reached the following agreements.

A.	ACQUISTION BY PARTY A

(I)	Party A intends to acquire Target Company B formerly known as Hubei Yufeng Terminal Development Limited., now Wuhan Economic Development Port Limited.

(II)	Party A intends to acquire a total of 100% stake in Target Company B collectively held by following Party B entities on following equity ratio:

1.	Fujian Yuesheng Industrial Development Limited 55.03%;
2.	Wuhan Wangxi Energy Investment Group Limited 20.64%;
3.	Fujian Taihui Industrial Development Limited 9.17%;
4.	Wuhan Xinhe Industrial Investment Limited 6.88%;
5.	Fuzhou Xiangcen Industrial Limited. 5.06%;
6.	Fuzhou Kexin Asset Management Limited 1.24%;
7.	Fuzhou Fuyi Trading Limited 1.24%;
8.	Wuhan Xirong Industrial Limited 0.74%.

(III)	Target Company B has obtained the Commitment Letter of Permanent and Exclusive Ownership Transferred to Wuhan Economic Development Port Co., Limited in accordance with “Investment and Construction Agreement of Shamou Port Area of Wuhan Newport” (7060 meter shoreline) to be signed between Wuhan Xinhe Industrial Investment Limited. And Hannan District People’s Municipal Government on April 18, 2010 signed by Wuhan Xinhe Industrial Investment Limited.

AGREEMENT – Acquisition of Wuhan Economic Development Port Limited

A-1

(IV)	Reorganization of Target Company B

1.	On or before December 29, 2017, Party B should arrange ownership of 100% interest in Hubei Taiding Container Port Limited and Wuhan Economic Development Port Logistics Limited respectively.
2.	On or before December 29, 2017, all the members (excluding Fujian Yuesheng Industrial Development Limited, hereinafter “Fujian Yuesheng”) of Party B will transfer their equity interests in Target Company B currently held by eight shareholders to Fujian Yuesheng exclusively by then Target Company B will become a whole-owned subsidiary of Fujian Yuesheng. At the same time, Target Company B will be converted from a company limited liability company into a limited liability company and renamed Wuhan Economic Development Port Limited.

3.	After the seven members of Party B transfer their equity interest in “Target Company B” exclusively to Fujian Yue Sheng, Fujian Yuesheng will be fully representing Party B to sign the supplemental agreement with Party A in the future (if necessary), coordinate the handovers and decide on the termination or renewal of this Agreement and other matters.

4.	Party B shall designate Mr. Wang Kaiwei or a person authorized by Mr. Wang Kaiwei to hold 100% stake in a British Virgin Islands company which in turn holds 100% share in a Hong Kong company and shall handle the notarization of the Hong Kong company in Hong Kong. Afterwards Fujian Yuesheng will transfer its 100% stake in Target Company B to the Hong Kong company, so that the Target Company B, i.e. Wuhan Economic Development Port Limited will become a Hong Kong-owned entity.

(V)	Target Company B and its affiliate companies within the corporate structure are legal entities that are established and existing according to laws and regulations. They have the capacity of independent civil conduct and legally hold the said equity interests. The said equity interests are not under any guarantee, pledge or received any restrictions from the judicial department; nor any third party other than this Agreement have signed any transfer. They hereby guarantee that actions or behaviors in contrary to the above acts will not happen within the effective period of this Agreement.

(VI)	After the signing of this agreement, Party A will proceed with the acquisition of the target company for due diligence purpose as well as hire an accountant to conduct major audit on Target Company B, i.e. Wuhan Economic Development Limited, according to the United States accounting standards.

B.	ACQUITISION BY PARTY B

(I)	Party B intends to acquire 100% stake in Target Company A.

(II)	Target Company A currently holds 100% interest in Ricofeliz Capital (Hong Kong) Limited, an entity registered in Hong Kong.

(III)	Ricofeliz Capital (Hong Kong) Limited owns 100% interest in Wuhan Yangtze River Newport Logistics Co., Ltd. (a Hong Kong wholly-owned entity registered in Wuhan).

(IV)	All the above-mentioned companies of Party A are legally established and existing corporate entities with independent civil capacity and hold the said equity according to laws and regulations. The said equity is not guaranteed, pledged or received any restrictions from the judicial department, nor any third party other than this Agreement have signed any transfer. They hereby guarantee that actions or behaviors in contrary to the above acts will not happen within the effective period of this Agreement.

(V)	On the day Party A and Party B close the acquisition deal, Mr Wang Kaiwei, on behalf of Party B, shall receive the 100% equity of Target Company A.

AGREEMENT – Acquisition of Wuhan Economic Development Port Limited

A-2

C.	ACQUISITION SCHEDULE

After the signing of this Agreement, both parties undertake due diligence on the companies within corporate structure of the target companies and settle their deliveries within three working days upon the completion of the due diligence. The settlement shall be completed no later than March 31, 2018, after which this Agreement will be considered invalid, unless both parties agree and sign an extension agreement.

D.	CONSIDERATION

(I)	The consideration of the acquisitions of both parties is calculated basing on the following data:

a.	the unaudited financial statements of the third quarter of 2017;

b.	Party B’s proposed consideration mainly base on:

1.	The Feasibility Study of Wuhan Economic Development Integrated Ferry Terminal Project prepared by Guangdong Shipping Planning and Design Institute Ltd. in November 2017;

2.	The Assessment Report on the Market Value of the Fixed Assets and Intangible Assets of Wuhan Economic Development Port Co., Ltd. dated December 14, 2017 issued by Hubei Tianheng Assets Appraisal Limited under the reference “Hubei Tianheng Pingzi <2017> No.12-14.

c.	After both parties have fully discussed and agreed that the considerations of the target companies should be first offset against both parties proposed prices leaving the balance be settled by Party A by paying Party B RMB600 million (or USD 91 million).

E.	PAYMENT SCHEDULE

(I)	Upon initial results of due diligence and auditing, Party A pays sums of fund in foreign currency equivalent to RMB30 million into a Hong Kong bank account assigned by the ultimate controlling person of Target Company B. The deposit prepaid by Party A to Party B shall be deemed as part of settlement when both parties proceed to close the transactions. If final due diligence has not been passed by Party A, Party B shall, on or before 31 March 2018, return to Party A the prepaid fund in foreign currency equivalent to the abovementioned RMB amounts.

(II)	Within 3 working days after the final due diligence has been completed, according to the stipulations in Article C of this Agreement, at the latest by March 31, 2018, the date of completion of the acquisition of the target companies by both parties, the consideration should be settled by Party A paying an amount in foreign currency equivalent to RMB 570 million to a Hong Kong bank account assigned by the ultimate controlling person of Target Company B; or by Party A issuing to Party B a convertible note priced at the closing price of the day prior to the transaction at the rate of 7% per annum.

(III)	Upon completion of the transactions per this Agreement, Party A and Wang Kaiwei or the authorized person holding the 100% shares of post-reorganized Target Company B, the Hong Kong Company and Mr Wang Kaiwei (or a person he authorizes), sole shareholder of the BVI Company, shall move to the final step to sign the transaction agreement.

A-3

F.	RESPONSIBILITIES

The responsibilities of both parties are specified as follows:

Party A:

1.	Collaborate and assist Party B in the due diligence;

2.	Hire at its own cost a US qualified accounting firm to conduct audit on Target Company B and the companies within the corporate structure;

3.	Actively help the due diligence progress in the hope of early completion of the transaction;

4.	Pay Party B the settlement of transactions according to the provisions and the requirements of this Agreement;

5.	Party B promises not to fire any employee of Target Company B and its subsidiaries to ensure smooth operation of Target Company B, its subsidiaries and projects.

6.	Comply with and fulfill all the provisions of this Agreement.

Party B:

1.	Cooperate with Party A on the due diligence;

2.	Provide Party A with all the documents and information of Target Company B, including but not limited to various contracts, agreements, letters, approvals, reports, financial and accounting documents, assets and liabilities items or checklists, various licenses, permits and personnel lists and introduction and so on;

3.	Provide relevant information about its related and affiliated parties, ensure the related parties cooperate and solve all issues raised in the due diligence at the request of Party A;

4.	Ensure the information provided is complete and true, without any omission, concealment or falsehood and bear all the consequences and liabilities as a result of the aforesaid behaviors before and after the transaction

5.	Comply with and fulfill all the provisions of this Agreement.

G.	EFFECTIVENESS

This Agreement shall be effective upon the signing of the legal representative of both Party A and Party B and by affixing the official seal of Party B.

H.	BREACH OF CONTRACT

(I)	Both Party A and Party B shall fully perform the stipulations in this agreement. Any party that fails to perform the stipulations in this agreement shall be regarded as a breach of contract. The observant party shall have the right to require the default party to pay liquidated damages and compensate for the corresponding losses;

(II)	The liquidated damages in this Agreement is RMB 30 million or equivalent in foreign currency. The loss only refers to the direct and actual losses, excluding the others fees.

(III)	The observant party when investigating the default party on the breach of contract, it may at the same time choose to terminate this Agreement or require the default party to continue to implement this agreement.

AGREEMENT – Acquisition of Wuhan Economic Development Port Limited

A-4

I.	REVISIONS AND TERMINATION

(I)	A written supplemental agreement need to be signed through consensus of both parties before this Agreement can be changed or supplemented.

(II)	Upon agreement of both parties, this Agreement can be terminated upon any of the following circumstances:

(a)	The obligations of Party A and Party B fulfilled in accordance with this Agreement have all been fulfilled, and the rights under this Agreement have been fully realized.

(b)	After both parties agreed to rescind this Agreement;

(c)	The acquisition and transfer as stipulated in this Agreement have not been approved by the relevant governing authorities.

Party B shall return the upfront deposit paid by Party A in full within 10 days after both parties agree to terminate this Agreement due to reason (b) or (c) above.

(III)	After the termination of the rights and obligations of this Agreement, the parties should abide by the principle of honesty and credit, according to the usual transaction practice to comply with obligations such as delivery of notices, assistance, confidentiality and so forth.

J.	CONFIDENITIALITY

Neither party shall disclose, disclose or disseminate the trade secrets to the public or any third party for the production, operation, investment and any other trade secrets of the counterparty as it is consulted, signed or performed in the course of negotiation, nor shall it utilize these trade secrets for the benefit of oneself or any other person unless it is: (1) required by law or regulatory authority; (2) required by the public interest; (3) agreed by the other party in writing in advance.

K.	SUPPLEMENTARY PROVISIONS

(I)	Any dispute arising from the performance of this Agreement shall be dealt with by both parties as best as possible through friendly consultation. If no settlement can be reached through negotiation, either party may institute legal proceedings in the people’s court to which it belongs.

(II)	Matters not covered in this Agreement shall be settled by both parties on the principle of amicable negotiation and may separately sign the Supplemental Agreement which has the same legal effect as this Agreement.

(III)	This Agreement is in nonuplicate whereas Party A and Party B each holds one copy.

[Signing page follows]

AGREEMENT – Acquisition of Wuhan Economic Development Port Limited

A-5

PARTY A

Signed by CEO:

PARTY B:

Fujian Yuesheng Industrial Development Limited (with seal)

Signed by Legal Representative:

Wuhan Wangxi Energy Investment Group Limited: (with seal)

Signed by Legal Representative:

Fujian Taihui Industrial Development Limited: (with seal)

Signed by Legal Representative:

Wuhan Xinhe Industrial Investment Limited: (with seal)

Signed by Legal Representative:

Fuzhou Xiangcen Industrial Limited: (with seal)

Signed by Legal Representative:

Fuzhou Kexin Asset Management Limited: (with seal)

Signed by Legal Representative:

Fuzhou Fuyi Trading Limited: (with seal)

Signed by Legal Representative:

Wuhan Xirong Industrial Limited: (with seal)

Signed by Legal Representative:

Guarantor of Party B:

Signed by WANG Kaiwei,

Date: December 26 2017

Venue: Wuhan, China

AGREEMENT – Acquisition of Wuhan Economic Development Port Limited

A-6